UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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intel

2025

Proxy Statement

Notice of Annual Meeting

intel
CORE
ULTRA

2023-05-5026

Installation is complete and calibration started on Intel's High Numerical Aperture Extreme Ultraviolet lithography tool in a clean room at Intel's Fab D1X in Hillsboro, Oregon, in April 2024. The 165-ton high NA EUV tool was built by ASML and is the first commercial lithography system of its kind in the world. The machine is part of Intel Foundry's continued pursuit of Moore's Law to create for its customers powerful chips with ever-smaller transistors.

Table of Contents

2	Letter from Your Board Chair
4	Meeting Notice and Voting Roadmap

Corporate Governance
6	Proposal 1: Election of 11 Directors
7	Corporate Governance Section Roadmap
8	Board Overview
10	Board Skills
12	Director Nominees
18	Board Composition and Refreshment
20	Board Structure and Oversight
28	Stockholder Engagement
30	Director Compensation
32	Independence and Related Party Transactions
33	Share Ownership

Audit
34	Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
34	Auditor Fees
35	Considerations in Re-Engaging EY
36	Audit Committee Report

Compensation
38	Proposal 3: Advisory Vote on Executive Compensation (Say-on-Pay)
39	Compensation Section Roadmap
40	Compensation Committee Letter
42	Compensation Discussion and Analysis
42	Executive Summary
46	Compensation Setting Process
48	2024 NEO Compensation
58	2025 Compensation Program Changes
58	Other Executive Compensation Information
62	Compensation Committee Report
63	Executive Compensation Tables
75	CEO Pay Ratio
76	Pay Versus Performance

Equity Incentive Plan
79	Proposal 4: Approval of Amendment and Restatement of the 2006 Equity Incentive Plan
87	Equity Compensation Plan Information

Stockholder Proposals
88	Proposal 5: Ethical Impact Assessment
90	Proposal 6: Charitable Giving Report
92	Proposal 7: Shareholder Right to Act by Written Consent

Additional Information
94	2025 Annual Meeting
97	Stockholder Proposals/Nominations - 2026 Annual Meeting
97	Financial Statements
98	Delinquent Section 16(a) Reports
98	Communicating with Us
98	Forward-Looking Statements

Appendices
A-1	Appendix A: 2006 Equity Incentive Plan

Helpful Resources

Frequently Requested Information

20	Board Committees
22	Board Leadership Structure
19	Board Self-Evaluations
27	Corporate Responsibility Oversight
27	Cybersecurity Oversight
12	Director Biographies
30	Director Compensation
18	Director Independence
10	Director Skills / Experience Matrix
25	Enterprise Risk Management Oversight
6	Key Governance Practices
24	Management Succession Planning
17	Other Public Board Service
28	Stockholder Engagement
23	Strategy Oversight

34	Auditor Fees
35	EY Re-Engagement Factors

48	Compensation Consultant
71	Deferred Compensation Table
67	Grants of Plan-Based Awards Table
53	Individual NEO Performance Highlights
42	Interim Co-CEO Compensation
38	Key Compensation Practices
40	Letter from Compensation Committee
42	NEOs for 2024
43	New CEO Compensation
68	Option Exercises and Stock Vested Table
69	Outstanding Equity Awards Table
47	Peer Group
70	Pension Benefits Table
72	Potential Post-Employment Payments
42	Prior CEO Compensation
58	Program Changes in 2025
45	Say-on-Pay Responsive Actions
59	Stock Ownership Guidelines
63	Summary Compensation Table

On behalf of our Board of Directors, we are making these materials available to you beginning on or about March 27, 2025 in connection with Intel’s solicitation of proxies for our 2025 Annual Meeting.

2025 Proxy Statement	1

Letter from Your Board Chair
Dear Stockholder,

Intel is at a critical moment in its history. It has been a few years since we set out to remake this great company. Thanks to the hard work of our employees and partners around the world, we have come a long way. We have built a market-leading position in the AI PC category and revamped our Xeon portfolio to strengthen our core business. We have also enhanced our process technology competitiveness, with our first product on Intel 18A scheduled to launch in the second half of this year.
While these are important steps forward, we have faced undeniable challenges. Simply put, our performance does not reflect Intel’s potential — and your Board and management team are continuing to work urgently to improve our results, deliver for our customers and create shareholder value.
New Intel CEO

■

We are very pleased to have appointed Lip-Bu Tan as our new chief executive officer to drive this important work forward. Lip-Bu is an exceptional leader who brings deep technical expertise, industry experience and a proven track record of creating shareholder value. He also knows Intel well, having previously served on our Board from 2022 to 2024.
Lip-Bu is known throughout the industry and tech ecosystem as a customer-centric innovator and disciplined operator with a reputation for driving transformation and building winning cultures. Most notably, during his 12 years as CEO of Cadence Design Systems, the company more than doubled its revenue, expanded operating margins and its share price significantly outperformed the market. The Board has great confidence in Lip-Bu’s leadership.
It's also important to recognize the strong leadership Michelle Johnston Holthaus and Dave Zinsner displayed as interim co-CEOs prior to Lip-Bu’s appointment. They brought the discipline and focus needed to improve our execution, stabilize our performance and begin regaining your trust. They remain key members of the executive leadership team, with Michelle continuing to serve as CEO of Intel Products and Dave as CFO.
With Lip-Bu now on board, we are continuing to undertake an honest assessment of the business to build on Intel’s many strengths in ways that will improve our profitability and drive incremental returns on incremental investments.
We remain steadfast in our belief in our company’s future. That said, there are no quick fixes. We need to demonstrate consistent execution and results over a sustained period.
Creating Long-Term Value

■

We are focused on reestablishing Intel Products as a world-class products company and positioning Intel Foundry to become a world-class foundry. We will do this by focusing on our number one job: serving our customers better. When they win, we win.

2

Letter from Your Board Chair

Over the past five decades, Intel Products has built an incredible computing platform upon differentiated technologies with a strong brand and significant customer mindshare — but it has been overshadowed at times by our own execution problems and not enough focus on the needs of our customers. The actions we have started taking to rebuild product leadership are having an impact. We are maximizing the value of our x86 franchise by bringing differentiated products to market for our client, edge and data center customers. We are also positioning ourselves to capitalize on opportunities to reestablish the strength of our compute platform, particularly as AI applications evolve and scale across the compute continuum.
At Intel Foundry, we are focused on the launch of Intel 18A into high volume production in the second half of 2025. Our next node, Intel 14A, also continues to progress. We are doing all of this while remaining focused on improving our returns on incremental invested capital and putting the business on the path toward profitability through financial, operational and cultural transformation.
We are also continuing to drive operational separation between our two businesses. This is a path we have been on for the past few years as we separated our financials, began taking steps to make Intel Foundry an independent subsidiary and appointed a CEO of Intel Products. In addition to building more trust with external foundry customers, greater separation of the two businesses maximizes our flexibility to explore various funding models as we optimize our capital structure and drive toward higher returns.
Deep Engagement with Stockholders

■

Your Board remains intensely focused on delivering long-term value for shareholders. Both individually and collectively, we have been engaging with Intel shareholders as we oversee the execution of the company’s strategy. The input from our shareholder conversations helped to inform some of the recent actions that we have taken, and I expect it will continue to influence our path forward.

During my time as Interim Executive Chair, I was actively engaged with our management team as well as our industry and government stakeholders to gather valuable insights to help refine our strategy, strengthen our execution, and serve our customers better. With Lip-Bu now in role as CEO, I will return to my role as Independent Chair.
Continuing to Enhance Our Board

■

We are committed to having the right mix of skills, qualifications and technical expertise on the Board. In 2024 we added Eric Meurice, former President, Chief Executive Officer and Chairman of ASML, and Steve Sanghi, Chairman and Interim Chief Executive Officer of Microchip, as independent directors.
Eric and Steve are highly respected and accomplished leaders in the semiconductor industry whose deep technical expertise, executive experience, and operational rigor make them great additions to the Intel Board — and they have had an immediate impact. We are also pleased to have Lip-Bu once again serving on the Board.
Omar Ishrak, Tsu-Jae King Liu, and Risa Lavizzo-Mourey are retiring from the Board and will not stand for reelection at the Annual Meeting. Omar, Tsu-Jae and Risa are accomplished leaders and long-standing board members who brought deep experience and expertise into the boardroom. On behalf of the entire Board, I want to thank them for their service and their many contributions to Intel.
In Closing

■

Intel has a critically important role to play in the domestic and global technology ecosystems. The entire Board is dedicated to ensuring we meet this moment and become the Intel the world needs while delivering a more appropriate return on your investment.
Sincerely,
Frank D. Yeary
Chair of the Board

2025 Proxy Statement	3

Meeting Notice and Voting Roadmap

How to Attend
Stockholders may attend the virtual annual meeting by visiting the meeting website: www.virtualshareholdermeeting.com/Intel25
DATE: Tuesday, May 6, 2025
TIME: 9:00 A.M. Pacific Time
For additional details on how to access the meeting, see page 94.
How to Vote
Stockholders as of the close of business on the record date, March 10, 2025, are entitled to vote at the meeting.
ONLINE at www.proxyvote.com.
You may also vote online during the annual meeting and/or submit questions at the meeting website (see above).
BY PHONE by calling the applicable number below:
For stockholders of record:
(800) 690-6903
For beneficial stockholders:
(800) 454-8683
BY MAIL if you have received a printed version of these proxy materials.
For more information, including for beneficial holders, see “Additional Information” on page 94.
Proposal 1 Election of 11 Directors

Through regular refreshment, we have built a Board that is highly qualified, engaged and independent. We believe our Board possesses the necessary skills, experiences, and mix of backgrounds and perspectives to effectively oversee our business and strategic initiatives and represent the long-term interests of our stockholders.
Upon the recommendation of the Governance Committee, the Board has nominated the following 11 current directors for election to serve as directors until our 2026 Annual Meeting. See page 12

The Board recommends that you vote “FOR” each director nominee.

Our Director Nominees
	James J. Goetz Partner at Sequoia Capital	Gregory D. Smith Former CFO and EVP, Enterprise Operations of Boeing

	Andrea J. Goldsmith Dean of Engineering and Applied Science and Professor of Engineering at Princeton University	Stacy J. Smith Executive Chairman at Kioxia

	Alyssa H. Henry Former Square CEO at Block	Lip-Bu Tan CEO, Intel

	Eric Meurice Former President and CEO of ASML	Dion J. Weisler Former President and CEO of HP

	Barbara G. Novick Co-Founder, Former Vice Chairman, and Senior Advisor at BlackRock	Frank D. Yeary Chair Principal at Darwin Capital Advisors
SCAN this code to your phone to receive all of the meeting details.

This 2025 Proxy Statement and Notice of Annual Meeting and the 2024 Annual Report on Form 10-K are available at www.intc.com.	Steve Sanghi Interim CEO and former CEO of Microchip Technology

4

Meeting Notice and Voting Roadmap

Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee considered a number of factors in re-engaging Ernst & Young LLP, our independent registered public accounting firm, including their independence, objectivity, track record, global footprint, and deep semiconductor industry knowledge, experience, and expertise. The committee is directly involved in the annual review and engagement of EY and believes their continued retention is in the best interests of Intel and its stockholders. See page 34

The Board recommends that you vote “FOR” this proposal.

Proposal 3 Advisory Vote on Executive Compensation (Say-On-Pay)

The Compensation Committee seeks to design an executive compensation program that is tied to our financial and operational performance, furthers our strategic objectives, supports strong compensation governance and pay-for-performance, and is responsive to stockholder feedback. See page 38

The Board recommends that you vote “FOR” this proposal.

Proposal 4 Approval of Amendment and Restatement of the 2006 Equity Incentive Plan

Increasing the number of shares issuable under the plan is necessary for us to have sufficient equity awards available for attracting, motivating, and retaining talent. The plan was used to grant equity awards to more than 62% of our employees in 2024 and we believe reflects good governance practices. See page 79

The Board recommends that you vote “FOR” this proposal.

Proposals 5-7 Stockholder Proposals

Proposal 5 – Requests a Report on an Ethical Impact Assessment Proposal 6 – Requests Report on Charitable Giving Proposal 7 – Requests Shareholder Right to Act by Written Consent See page 88

The Board recommends that you vote “AGAINST” these proposals.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 6, 2025
Our Board solicits your proxy for the 2025 Annual Meeting and any postponement or adjournment of the meeting for the matters set forth herein.

2025 Proxy Statement	5

Corporate Governance

Proposal 1 Election of 11 Directors

Through regular refreshment, we have built a Board that is highly qualified, engaged and independent. We believe our Board possesses the necessary skills, experiences, and mix of backgrounds and perspectives to effectively oversee our business and strategic initiatives and represent the long-term interests of our stockholders.
What am I voting on?
Upon the recommendation of our Governance Committee, our Board has nominated the 11 individuals listed in the “Director Nominees” section (see page 12) to serve as directors until our 2026 Annual Meeting. Each nominee currently serves on the Board and was elected at the 2024 Annual Meeting, except that Eric Meurice and Steve Sanghi were appointed to the Board on December 4, 2024 and Lip-Bu Tan was reappointed to the Board on March 18, 2025.
Each director’s term runs from the date of their election until our next annual meeting and until their successor (if any) is elected or appointed. If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the Board may reduce the size of the Board or may designate a substitute nominee and the individuals named as proxies may vote for the election of any such substitute nominee. Alternatively, the proxies may vote just for the remaining nominees, leaving a vacancy that the Board may fill at a later date. However, we have no reason to believe that any of the nominees will be unwilling or unable to serve at the time of the Annual Meeting.

The Board recommends that you vote “FOR” each director nominee.

Governance Highlights

Accountable to Stockholders
▪Annual election of directors by majority vote with resignation policy
▪Proxy access (3%, 3 years, 20% of board)
▪Stockholder ability to call special meetings (15% threshold)
▪No poison pill
Stockholder Voting Rights in Proportion to Economic Interest
▪One vote per share, with no dual-class share structure
Proactive and Responsive to Stockholders
▪Proactive year-round stockholder engagement with director participation
▪History of Board responsiveness to stockholder feedback
Strong Independent Leadership Structure
▪Independent Board Chair
▪Annual review of Board leadership structure
▪Independent directors meet in executive session at least four times annually
Practices that Enhance Board Effectiveness
▪Annual Board and committee self-evaluations
▪Annual review of skills, experiences, backgrounds and contributions of individual directors
▪Active Board refreshment process to evaluate and enhance Board skills
▪Director "overboarding" and age (75) limits
▪No restrictions on directors' access to management or employees
▪Board and committees can hire outside advisors independent of management
▪Robust Board-level oversight of strategy and business, human capital management, enterprise risk management, ethics, legal and regulatory matters, cybersecurity and corporate social responsibility
Management Incentive Structures Aligned with Long-Term Strategy
▪Compensation Committee annually reviews program design
▪Short- and long-term incentive programs designed to reward financial and operational performance that furthers strategy and aligns with stockholder interests

6

Corporate Governance
Corporate Governance Section Roadmap

Board Overview See pages 8-9	▪Overview of the director nominees, including key skills and experiences, the committees they serve on, and the other public company boards they sit on ▪Statistical information on the Board as a whole

Board Skills See pages 10-11
▪Skills matrix utilized by the Governance Committee and the Board in assessing Board composition and identifying areas for potential future enhancement
▪Descriptions of relevant skills/experiences, identification of directors with such skills/experiences, and independent director experience highlights

Director Nominees See pages 12-17
▪Biographical information for each of the director nominees, including a brief description of their occupation, business experience, and primary qualifications, attributes, and skills that the Governance Committee considered in recommending them as director nominees and that the Board considered in nominating them

Board Composition and Refreshment See pages 18-19
▪Governance Committee and Board processes with respect to assessing board composition, including relevant skill/experiences, independence and focus and attention of directors
▪Processes for identification of new director candidates (including for the 3 new independent directors identified and onboarded in 2024), consideration of the annual stockholder vote, description of the conditional resignation policy for directors not re-elected at the annual meeting, solicitation of feedback on Board composition through stockholder engagement, and annual Board self-evaluation

Board Structure and Oversight See pages 20-27
▪Overview of the Board and its committees, including key responsibilities, recent activities and focus areas, committee memberships and meetings
▪Special committees created during 2024 to assist with Company’s strategic positioning, current risks and opportunities to enhance stockholder value, and to assist the Board in identifying and evaluating CEO candidates
▪Board leadership structure, including independent Board Chair
▪Key Board responsibilities: strategy and business; human capital management; enterprise risk management; ethics, legal and regulatory matters; cybersecurity oversight; and corporate social responsibility oversight

Stockholder Engagement See pages 28-29
▪Stockholder engagement cycle and Board philosophy and approach to engagement
▪Fall 2024 engagement details, including scope of outreach, meetings held, feedback received and our perspectives and responses to the feedback received

Director Compensation See pages 30-31
▪Board approach to and annual review of director compensation, including Governance Committee engagement of an independent compensation consultant to provide benchmarking data and advice
▪Non-employee director stock ownership guidelines
▪Director and committee retainers and equity awards, changes from prior year, director compensation table and outstanding equity awards held by directors

Independence and Related Party Transactions See page 32
▪Governance Committee and Board assessments as to the independence of 10 of our 11 director nominees
▪Related party transaction processes overseen by the Audit Committee and related party transactions since the beginning of 2024

Share Ownership See page 33	▪Intel stock ownership of our directors, named executive officers, and current directors and executive officers as a group ▪Beneficial owners of more than 5% of Intel common stock

2025 Proxy Statement	7

Corporate Governance

Board Overview
Age: 59 Director Since: 2019 Committees: Compensation
James J. Goetz Partner, Sequoia Capital
Brings a keen understanding of evolving technologies and a strong track record of helping companies capitalize on disruptive innovation as a long-tenured partner at a venture capital firm, as well as substantial operating experience, a growth mindset, and significant private and public company board experience.

		Public Boards ▪Palo Alto Networks	Skills/Experiences

Skill and/or Experience
Age: 60 Director Since: 2021 Committees: Audit Governance
Andrea J. Goldsmith Dean of Eng. & App. Sci., Eng. Prof., Princeton Univ.
Brings considerable industry and technical understanding as an accomplished academic, engineer, inventor, and entrepreneur (known for her highly acclaimed foundational work in wireless communications), and is also a strong advocate for promoting opportunity and access across the STEM disciplines.

		Public Boards ▪Medtronic ▪Crown Castle	Skills/Experiences

Age: 54 Director Since: 2020 Committees: Compensation Governance
Alyssa H. Henry  Former Square CEO, Block
Brings 25+ years of experience in software engineering and development of database and storage technologies, which is particularly useful as Intel seeks to address the evolving data center market and AI opportunities, as well as substantial senior leadership experiences overseeing successful expansions of businesses into other technology services.

		Public Boards ▪Confluent ▪Samsara	Skills/Experiences

Age: 68 Director Since: 2024 Committees: Audit Financial Expert
Eric Meurice Former President & CEO, ASML Holding N.V.
Brings deep semiconductor industry expertise through his leadership of the world’s largest supplier of advanced lithography systems, including the extreme ultraviolet (EUV) lithography used in current leading-edge semiconductor manufacturing processes. He also brings a depth of government, legal, regulatory and policy experience from ASML’s key geopolitical role in the semiconductor supply chain.

		Public Boards ▪Global Blue Group ▪IPG Photonics	Skills/Experiences

Age: 64 Director Since: 2022 Committees: Governance Chair
Barbara G. Novick  Co-Founder, Former Vice-Chair, & Senior Advisor, BlackRock
Brings deep experience in investment, finance, and public policy, as well as broad business acumen, as the co-founder and former leader of the largest global asset manager, enabling her to be a strong advocate for the interests of Intel's stockholders as Intel continues its strategic transformation.

		Public Boards ▪None	Skills/Experiences

The following current directors will not stand for reelection at the 2025 Annual Meeting: ▪Omar Ishrak ▪Risa Lavizzo-Mourey ▪Tsu-Jae King Liu	Age: 69 Director Since: 2024 Committees: Compensation
Steve Sanghi Interim President & CEO, Microchip Technology, Inc.
Brings deep semiconductor industry, operating and manufacturing, emerging technologies, business development and M&A experience from his 30 years as CEO of a leading semiconductor company, during which period he helped transform the company from a small non-volatile memory products company to a leading embedded control solutions provider, including through over 20 acquisitions.

		Public Boards ▪Microchip Technology ▪Impinj	Skills/Experiences

8

Corporate Governance

91%
Independent
62 years
Average Age
4.4 years
Average Tenure
27%
Women
18%
Racially/Ethnically Diverse
45%
Born Outside the United States
3
New Independent Directors Since 2024
55
Board (15) and Committee (40) Meetings in 2024
95%
Weighted Average Attendance for Directors at Board and Committee Meetings in 2024

Age: 58 Director Since: 2017 Committees: Audit Chair Financial Expert
Gregory D. Smith Former CFO & EVP, Enterprise Operations, Boeing
Brings operational and financial expertise as the former CFO of the world's largest aerospace company, including significant international experience dealing with foreign governments on market access and regulation and business development experience, having overseen the venture capital arm of Boeing.

	Public Boards ▪American Airlines		Skills/Experiences

Age: 62 Director Since: 2024 Committees: Audit Financial Expert
Stacy J. Smith Executive Chair, Kioxia
Brings deep semiconductor industry; financial and accounting; operating and manufacturing; and sales, marketing, and brand management expertise acquired over nearly 30 years of experience, including as the former Group President of Manufacturing, Operations & Sales and former EVP, CFO and Director, Corporate Strategy of Intel.

	Public Boards ▪Autodesk ▪Kioxia	▪Wolfspeed	Skills/Experiences

Age: 65 Director Since: 2022 Committees: —
Lip-Bu Tan CEO, Intel
Brings software and semiconductor expertise through his leadership of a computational software company providing solutions for the design and development of complex semiconductor chips and electronic systems, as well as deep industry relationships and significant public company board experience.

	Public Boards ▪Credo Technology Group ▪Schneider Electric		Skills/Experiences

Age: 57 Director Since: 2020 Committees: Compensation Chair
Dion J. Weisler Former President & CEO, HP
Brings technical industry knowledge and a deep understanding of the Intel customer experience as the former CEO of HP, as well as valuable public company directorship experiences and a dedication to corporate responsibility, having championed inclusion and sustainability in prior leadership roles.

	Public Boards ▪Thermo Fisher Scientific ▪BHP		Skills/Experiences

Age: 61 Director Since: 2009 Committees: — Board Chair
Frank D. Yeary Principal, Darwin Capital Advisors
Brings investment banking and global M&A experience through his service as a board member for numerous venture stage companies, as well as corporate governance, stockholder engagement and board best practices experience from his role in founding and leading a major corporate governance advisory firm.

	Public Boards ▪Mobileye Group (Intel subsidiary) ▪PayPal		Skills/Experiences

2025 Proxy Statement	9

Corporate Governance

Board Skills
Listed below are the skills and experiences we consider important for our director nominees in light of our current business strategy, structure, and market dynamics. The directors’ biographies note each director’s relevant experience, qualifications, and skills relative to this list.

Skill and/or Experience
Semiconductor, Industry, and IT/Technical Experience
Key to understanding the highly sophisticated design, manufacturing and assembly and test of semiconductor products, our R&D efforts, and the technology ecosystems and markets in which we participate, particularly as we seek to regain process technology competitiveness and develop a foundry business.

Operating and Manufacturing Experience
Valuable asset in overseeing our large scale global R&D, manufacturing, and assembly and test organization, our significant capacity expansion plans, our strategy to transform the way the product and foundry parts of our organization interact with each other, and our efforts to develop a foundry business.

Emerging Technologies and Business Models Experience	Important given Intel’s highly competitive and rapidly changing industry, where emerging technologies, such as AI, and new business models can rapidly disrupt even the most well-thought-out strategy.
Business Development and M&A Experience	Provides insight into developing and implementing business growth strategies, assessing “make” vs. “buy” decisions, analyzing the “fit” of a proposed acquisition, valuing transactions, assessing management’s plans for integration and unlocking stockholder value.
Global/International Experience
Provides valuable business and cultural perspectives for Intel’s global R&D, manufacturing, assembly and test, and sales (with the majority of our revenue coming from non-U.S. sales), with continued international investments and manufacturing capacity expansions.

Sales, Marketing, and Brand Management Experience	Provides expertise and guidance as we seek to grow sales of our products and foundry services, and enhance our brand.
Human Capital Experience	Of importance to attracting and retaining top talent in a highly competitive market for senior technology leaders, including in areas such as high performance and cloud computing and AI, as we seek to deliver on our growth and transformation strategy.
Senior Leadership Experience	Provides an ability to analyze, shape, and oversee the execution of important operational and policy issues. Positions at businesses or organizations that are global, face significant competition, or involve technology or other rapidly evolving business models are particularly helpful.
Financial Expertise	Knowledge of financial markets and accounting and financial reporting enables oversight of Intel’s capital structure, financing and investing activities, efforts to improve our operational efficiencies, and our financial reporting and internal controls.
Cybersecurity/Information Security	Experience managing cybersecurity and information security risks or understanding the cybersecurity threat landscape provides valuable knowledge and guidance to the Board in its oversight of the company’s broad and significant cybersecurity and product security risks.
Government, Legal, Regulatory, and Policy Experience
Government regulatory and policy experience is valuable as we engage with governments around the world on significant regulatory and public policy issues, including emerging technologies, such as AI, trade and export control regulations, and government support for the semiconductor industry and supply chain.

Public Company Board Experience	Provides understanding of good public company board and corporate governance practices, board dynamics and operations, the board-CEO/senior management relationship, stakeholder expectations and responsiveness, and appropriate oversight as the company undergoes significant transformation.

10

Corporate Governance

	NEW 2024	NEW 2024	NEW 2024	CEO
Experience Highlights — Independent Directors

Semi/Ind					Goldsmith — Dean of Eng. and Applied Science, Princeton Meurice — CEO, ASML Sanghi — CEO, Microchip Technology S. Smith — Grp. Pres., Manufacturing, Ops. & Sales, Intel
Op/Man					Meurice — CEO, ASML Sanghi — CEO, Microchip Technology S. Smith — Grp. Pres., Manufacturing, Ops. & Sales, Intel Weisler — CEO, HP and COO, Lenovo
Em Tech					Henry — Square CEO, Block and VP, Amazon Goetz — Partner, Sequoia Capital Goldsmith — Co-founder and CTO, Plume WiFi Sanghi — CEO, Microchip Technology
Bus Dev					Goetz — Partner, Sequoia Capital Sanghi — CEO, Microchip Technology S. Smith — CFO and Dir., Corporate Strategy, Intel Yeary — Global Head of M&A, Citigroup
Glob/Int					Meurice — CEO, ASML G. Smith — CFO, Boeing Weisler — CEO, HP and COO, Lenovo Yeary — Global Head of M&A, Citigroup
Sales					Henry — Square CEO, Block and VP, Amazon Novick — Global Acct. Mgmt. Group Head, BlackRock S. Smith — Grp. Pres., Manufacturing, Ops. & Sales, Intel Weisler — CEO, HP
Hum Cap					Goldsmith — Dean of Eng. and Applied Science, Princeton Novick — Co-founder and Vice Chair, BlackRock G. Smith — CFO, Boeing Yeary — Vice Chancellor, UC Berkeley
Snr Ldr					Goetz — Partner, Sequoia Capital Henry — Square CEO, Block and VP, Amazon Novick — Co-founder and Vice Chair, BlackRock Weisler — CEO, HP
Fin					Meurice — CEO, ASML G. Smith — CFO, Boeing Sanghi — CEO, Microchip Technology S. Smith — CFO, Intel
Cyber					Goetz — Palo Alto Networks board Henry — Square CEO, Block and VP, Amazon G. Smith — EVP, Enterprise Operations, Boeing Weisler — CEO, HP and COO, Lenovo
Govt, Leg					Goldsmith — U.S. President’s Council of Advisors, IEEE, National Academy of Engineering Meurice — CEO, ASML Novick — Gov’n Relations & Pub Policy Head, BlackRock
Pub Co					Goldsmith — Medtronic, Crown Castle S. Smith — Autodesk, Kioxia, Wolfspeed Weisler — Thermo Fisher, BHP Group Yeary — Mobileye, Paypal

2025 Proxy Statement	11

Corporate Governance

Director Nominees

James J. Goetz Independent Director Since: 2019 Age: 59 Birthplace: United States Committees: Compensation Skills/Experiences:	Andrea J. Goldsmith Independent Director Since: 2021 Age: 60 Birthplace: United States Committees: Audit and Governance Skills/Experiences:

Experience Summary
Mr. Goetz brings to the Board senior leadership, industry and information technology (IT), emerging technologies, business development, and cybersecurity experience from his role as a partner of a venture capital firm, where he focuses on cloud, mobile, and enterprise technology investments, as well as providing guidance and counsel to a wide variety of internet and technology companies, and his prior work in networks, data security and storage, software, and manufacturing through various senior roles and other board experiences. He assembled and led a team that pioneered end-user performance management. Mr. Goetz’s experience with internet and technology companies brings depth to the Board in areas that are important to Intel’s business as it moves from a CPU to a multi-architecture xPU company, from silicon to platforms, and from a traditional IDM to a new, modern IDM.
Executive Roles
Sequoia Capital Operations LLC, a venture capital firm (2004-Present)
▪Partner
VitalSigns Software, a software design, development, and strategy company (1996-1999)
▪Co-founder
Public Company Boards
Palo Alto Networks Inc., a network security solution company
Prior Board Memberships
Barracuda Networks Inc., a data security and storage company (2009-2017)
Ruckus Wireless Inc., a wireless (Wi-Fi) networking equipment manufacturer (2012-2015)

Experience Summary
Dr. Goldsmith brings to the Board industry and technical, emerging technologies, business development, public company, and government/regulatory experience. She is an accomplished academic, engineer, and inventor with more than two decades of experience at Stanford and Princeton in the fields of electrical engineering and applied science, with highly acclaimed, foundational work in wireless communications. Her research, which focused on the fundamental performance limits of wireless systems, especially with regard to 5G wireless, the mobile Internet of Things (IoT), smart grid design, and the applications of communications and signal processing to biology and neuroscience, directly relates to Intel’s data-centric business opportunities. As a Co-founder and Chief Technology Officer of Plume WiFi and Quantenna Communications, Dr. Goldsmith gained valuable entrepreneurial, business development, and emerging technologies experience. She has significant public company board experience from her service with Medtronic and Castle Crown and is also an advocate for promoting equal opportunity in STEM.
Executive Roles
Princeton University (2020-Present)
▪Dean of Engineering and Applied Science
▪Arthur LeGrand Doty Prof. of Electrical and Computer Engineering
Stanford University (2012-2020)
▪Stephen Harris Prof. of Engineering
Plume WiFi (formerly Accelera, Inc.), a provider of software-defined wireless networking technology (2010-2014)
▪Co-founder and Chief Technology Officer
Quantenna Communications (formerly mySource Communications, Inc.), a silicon chipset producer for high-speed, wireless networking (2005-2009)
▪Co-founder and Chief Technology Officer
Public Company Boards
Medtronic plc, a medical device company
Crown Castle Inc., a REIT and shared communications infrastructure provider
Notable Affiliations
US President’s Council of Advisors on Science and Technology (2021-Present)
▪Member
Institute of Electrical and Electronics Engineers
▪Fellow

Skill and/or Experience

Semi/Ind	Op/Man	Em Tech	Bus Dev	Glob/Int	Sales

12

Corporate Governance

Alyssa H. Henry Independent Director Since: 2020 Age: 54 Birthplace: United States Committees: Compensation and Governance Skills/Experiences:	Eric Meurice Independent Director Since: 2024 Age: 68 Birthplace: France Committees: Audit Financial Expert Skills/Experiences:

Experience Summary
Alyssa Henry brings senior leadership, industry and IT, emerging technologies and business models, and information security expertise to the Board from her executive experience at a mobile payment processing company, including overseeing its expansion into other technology services for small businesses, and by leading the software development segment of a multinational technology company that focuses on e-commerce, cloud computing, digital streaming, and artificial intelligence. Alyssa Henry’s more than 25 years of experience in software engineering and development of database and storage technologies is particularly useful to the Board as Intel seeks to address the evolving data center market and AI opportunities.
Executive Roles
Block Inc. (formerly Square, Inc.), a software, hardware and financial services provider for small businesses and individuals (2014-2023)
▪Square CEO (Feb 2023-Oct 2023 (retired))
▪Square Lead, and Block Infrastructure & Information Security Lead (2021-Feb 2023)
▪Seller Lead (2014-2021)
Amazon Inc., a multinational technology company (2006-2014)
▪VP, Amazon Web Services Storage Services
▪Director of Software Development for Ordering
Microsoft Corporation, a multinational technology company (1994-2006)
▪12 years of engineering, program management, and product unit management roles - working on databases and data access technologies
Public Company Boards
Confluent Inc., a data infrastructure software company
Samsara Inc., a connected cloud operations software company

Experience Summary
Mr. Meurice brings deep semiconductor industry, operating and manufacturing, and emerging technologies experience to the Board from nearly a decade of leadership as President and CEO of ASML, the world’s largest supplier of advanced lithography systems used to manufacture semiconductors. During that time, he also honed his business development and M&A, global/international, sales and marketing, and senior leadership experience as he led ASML through a period of expanded research and development and partnerships with Intel, Samsung and TSMC to support ASML’s research and development, including the development of extreme ultraviolet (EUV) lithography used in current leading-edge semiconductor manufacturing processes. At ASML he also developed significant government, legal, regulatory, and policy experience given ASML’s key geopolitical role in the semiconductor supply chain.
Executive Roles
ASML Holding N.V., a semiconductor equipment manufacturing company (2004-2014)
▪Management Board Chair (2013-2014)
▪President and CEO (2004-2013)
Thomson SA, Television Division, an electronics manufacturer (2001-2004)
▪Executive Vice President
Dell Computer Corporation, a leading computer company (1995-2001)
▪Vice President and General Manager, Southern and Eastern Europe
ITT Semiconductors, a discrete components and integrated circuits manufacturer (1989-1995)
▪Worldwide Marketing and Sales Director
Intel Corporation (1984-1989)
▪Various roles in product development and marketing for the automotive sector
Public Company Boards
Global Blue Group Holding AG, a payments solutions provider
IPG Photonics Corp., a maker of fiber lasers, amplifiers and laser diodes
Notable Affiliation/Accolade
Stanford University Graduate School of Business
▪Arjay Miller scholar

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2025 Proxy Statement	13

Corporate Governance

Barbara G. Novick Independent Director Since: 2022 Age: 64 Birthplace: United States Committees: Governance Chair Skills/Experiences:	Steve Sanghi Independent Director Since: 2024 Age: 69 Birthplace: India Committees: Compensation Skills/Experiences:

Experience Summary
Ms. Novick brings to the Board a deep understanding of the needs and perspectives of investors gained during her more than 30-year career at BlackRock. Ms. Novick also brings to the Board senior leadership, global sales, and public policy experience, having served on the Global Executive Committee, created and led the Global Account Management Group for all client segments, and established and led the Global Government Relations and Public Policy Group to provide a voice for investors. Ms. Novick has substantial human capital experience and extensive expertise unlocking stockholder value from having helped grow BlackRock into one of the world’s largest asset management companies. Ms. Novick’s experience as head of BlackRock’s Global Investment Stewardship Group also provides insight into matters relating to corporate governance and stockholder engagement.
Executive Roles
BlackRock Inc., an investment and asset management company (1988-Present)
▪Senior Advisor (2021-Present)
▪Head of Global Investment Stewardship (2018-2020)
▪Founder and Head of Global Government Relations and Public Policy Group (2009-2021)
▪Head of Global Account Management Group (1988-2009)
▪Co-Founder and Vice Chairman (1988-2021)
Public Company Boards
None
Notable Affiliation/Accolade
Barron’s
▪Barron’s 100 Most Influential Women in US Finance (2020)
Fixed Income Analysts Society Hall of Fame
▪Inductee

Experience Summary
Mr. Sanghi brings deep semiconductor industry, operating and manufacturing, emerging technologies, business development and M&A, global/international, sales and marketing, human capital, senior leadership, and financial experience to the Board from his 30 years as CEO of Microchip Technology, a leading manufacturer of microcontroller, mixed-signal, analog, FPGA, timing, connectivity, non-volatile memory and Flash IP solutions for various embedded control applications. As CEO, he helped transform Microchip Technology from a small company focused on non-volatile memory products to a leading embedded control solutions, acquiring over 20 companies including Silicon Storage, Standard Microsystems, Micrel, Atmel and Microsemi.
Executive Roles
Microchip Technology Incorporated, a microcontroller, mixed-signal, analog and Flash-IP solutions company (1990-Present)
▪Interim CEO and President (2024-Present)
▪Executive Chairman (2021-2024)
▪CEO (1991-2021)
▪President (1990-2016)
▪COO (1990-1991)
Waferscale Integration, Inc., an EPROM and flash memory-based programmable systems-chips company (1988-1990)
▪Vice President, Operations
Intel Corporation (1978-1988)
▪General Manager of Programmable Memory Operations and other prior roles
Public Company Boards
Impinj, Inc., a manufacturer of radio-frequency identification devices and software
Microchip Technology Incorporated
Notable Affiliation/Accolade
▪Published author
▪Received the Dr. Morris Chang Exemplary Leadership Award from the Global Semiconductor Alliance in December 2022
▪Northern Arizona University renamed their College of Engineering, Informatics, and Applied Sciences to the Steve Sanghi College of Engineering

Skill and/or Experience

Semi/Ind	Op/Man	Em Tech	Bus Dev	Glob/Int	Sales

14

Corporate Governance

Gregory D. Smith Independent Director Since: 2017 Age: 58 Birthplace: Canada Committees: Audit Chair and Financial Expert Skills/Experiences:	Stacy J. Smith Independent Director Since: 2024 Age: 62 Birthplace: United States Committees: Audit Financial Expert Skills/Experiences:

Experience Summary
Mr. G. Smith brings to the Board senior leadership, financial, strategic, operational, human capital, and global expertise from his experience as Executive Vice President and CFO of the world’s largest aerospace company, with responsibility for the company’s Enterprise Operations, Finance, Strategy, and Shared Services organizations. He led the company’s global financing arm, Boeing Capital, its corporate audit function, and its environmental, social and governance work. Mr. G. Smith also held a number of other key leadership roles, including Vice President of Finance, Corporate Controller and Chief Accounting Officer, and Vice President of Financial Planning and Analysis. In between his two stints at Boeing, he spent four years at Raytheon Company as Vice President of Investor Relations. Mr. G. Smith brings substantial international and business development experience to the Board from his enterprise performance and strategy role at Boeing. Mr. G. Smith’s portfolio also included Boeing HorizonX, the venture capital arm of Boeing that identifies and invests in start-ups that are developing emerging technologies and businesses in markets such as cybersecurity, AI and machine learning, and autonomous systems, among others. He also has experience in dealing with foreign governments, including on issues related to market access and the regulation of business and investment. Mr. G. Smith also brings operational experience to the Board, having overseen Boeing’s manufacturing, operations, supply chain, quality and program management teams.
Executive Roles
The Boeing Company (Boeing), the world’s largest aerospace company (2008-2021)
▪CFO and EVP, Enterprise Operations (2020-2021 (retired))
▪CEO and CFO (Dec 2019-Jan 2020)
▪CFO and EVP, Corporate Development & Strategy (2015-2017)
▪EVP, CFO (2012-2015)
Raytheon Company, an aerospace and defense conglomerate (2004-2008)
▪VP, Global Investor Relations
Public Company Boards
American Airlines Group, Inc., an American airline holding company

Experience Summary
Mr. S. Smith brings an extensive breadth of semiconductor industry, operations and manufacturing, and sales, marketing, and branding expertise, with significant senior executive leadership and human capital experience acquired from numerous roles at Intel, such as Group President of Manufacturing, Operations & Sales (MOS) and Chief Financial Officer, which role he held for nearly a decade. He also brings strategic thinking and analytical skills in the context of business development and M&A experience as evidenced from his roles across finance as Chief Financial Officer, Director of Corporate Strategy, and Group President of MOS, in addition to technical expertise from his role as Chief Information Officer. He has a wealth of global experience having led teams across the United States, Europe, Latin America, and Asia. Mr. S. Smith has also served on multiple public company boards for more than two decades and has helped take two companies public. He is currently Executive Chairman of a Japanese semiconductor company, Chairman of the board of a U.S. software company, and is on the board of a U.S. manufacturer of semiconductors.
Executive Roles
Kioxia Corporation, formerly Toshiba Memory Corporation, a Japanese flash memory & SSD company (2018-current)
▪Exec. Chair & Director
Intel Corporation (1988-2018)
▪EVP, Group President, Manufacturing, Operations & Sales (2017-2018)
▪EVP, Operations & Sales (2016-2017)
▪EVP, CFO and Director, Corporate Strategy (2007-2016)
▪CFO (2007-2012)
▪VP Finance & Enterprise Services and Chief Information Officer (2004-2006)
Public Company Boards
Autodesk Inc., multinational software product and services company
Kioxia Corporation
Wolfspeed Inc., a wide-bandgap semiconductor developer and manufacturer

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2025 Proxy Statement	15

Corporate Governance

Lip-Bu Tan Chief Executive Officer Director Since: 2022 Age: 65 Birthplace: Malaysia Committees: None Skills/Experiences:	Dion J. Weisler Independent Director Since: 2020 Age: 57 Birthplace: Australia Committees: Compensation Chair Skills/Experiences:

Experience Summary
Mr. Tan was appointed CEO of Intel in March 2025. He was a director of Intel from 2022 through August 2024, and was reappointed to the Board upon his becoming CEO. Mr. Tan is a highly accomplished semiconductor industry leader, having previously served for 12 years as the CEO of Cadence Design Systems, a computational software company providing solutions used to design and develop complex semiconductor chips and electronic systems. He is also the founder and chairman of an international venture capital firm and the founding managing partner of two other funds. Mr. Tan brings to the Board senior leadership, global/ international, deep industry and IT/technical, financial and investment, human capital, sales and marketing, emerging technologies and business models, business development and M&A and substantial public company experience.
Executive Roles
Cadence Design Systems, Inc., a computational software company
▪Executive Chair of the Board & CEO (2021- 2023)
Walden International, an international venture capital firm
▪Founder & Chairman (1987-Present)
Celesta Capital, a venture capital firm
▪Founding Managing Partner (2013-Present)
Walden Catalyst Ventures, a venture capital firm
▪Founding Managing Partner (2021-Present)
Public Company Boards
Credo Technology Group Holding Ltd., a connectivity solutions provider
Schneider Electric SE, a digital automation and energy management company
Notable Affiliation/Accolade
University of California, Berkeley’s College of Engineering and Division of Computing, Data Science, and Society
▪Advisory board member
Semiconductor Industry Association
▪Robert N. Noyce Award recipient, association’s highest honor (2022)

Experience Summary
Mr. Weisler brings to the Board senior leadership, global/international, industry and information technology (IT), operating and manufacturing, emerging technologies, and cybersecurity experience from his more than 25 years of experience in the IT industry. From his role as the CEO of HP, one of the world’s largest technology companies, Mr. Weisler also has financial expertise and extensive experience managing human capital and executing a business development and M&A strategy. Mr. Weisler also brings valuable governance and board-level experience from his years of service on the boards of multinational companies like Thermo Fisher Scientific and the BHP Group.
Executive Roles
HP, Inc., a computer, printer and related supplies technology company
▪President and CEO (2015-2019 (retired))
▪EVP, Printing and Personal Systems Group (2013-2015)
▪SVP and Managing Director, Printing and Personal Systems, Asia Pacific and Japan (2012-2013)
Lenovo Group Ltd., a technology company
▪VP and COO, Product and Mobile Internet Digital Home Groups (2008-2011)
▪VP and GM, South East Asia (2007-2008)
Public Company Boards
Thermo Fisher Scientific Inc., an analytical laboratory instrument manufacturer
BHP Group, a mining, metals, and petroleum company
Notable Affiliation
Monash Industry Council of Advisers (MICA)

Skill and/or Experience

Semi/Ind	Op/Man	Em Tech	Bus Dev	Glob/Int	Sales

16

Corporate Governance

Frank D. Yeary Independent Board Chair Director Since: 2009 Age: 61 Birthplace: United States Committees: None Skills/Experiences:
Consideration of Other Public Company Board Service
As discussed on page 18, the Board considers the commitments of directors to serve as executive officers or as directors of other companies. Our Corporate Governance Guidelines generally limit directors to service on no more than 4 public company boards including Intel, with a lower limit of 2 public company boards including Intel applicable to a public company CEO. The Board’s consideration, however, goes beyond numerical limits to consider more broadly a director’s other commitments, history of contributions to the Board and ability to be a valuable contributor. We provide additional discussion on the Board’s considerations for the following directors:
▪Steve Sanghi - In November 2024, Mr. Sanghi was appointed Interim CEO and President of Microchip while the company undertakes a search for a new CEO. Mr. Sanghi was previously CEO of Microchip for 30 years before his retirement in 2021. The Board appointed Mr. Sanghi to the Board in December 2024, fully aware of this commitment and his service as Chairman of Microchip and a director of Impinj. In light of the interim nature of the Microchip role and the desire to add Mr. Sanghi to the Board given his deep semiconductor industry experience, the Board waived application for a year of the guidelines’ limit of 2 public company boards for public CEOs.
▪Stacy J. Smith - In December 2024, Kioxia Corporation, a Japanese flash memory and SSD company, became a public company. Mr. S. Smith is Executive Chair and a director of Kioxia, and also a director of Autodesk and Wolfspeed. The Board evaluated Mr. S. Smith’s commitments and determined that he was able to devote sufficient time and attention to the Board. Among other things, it considered that the Executive Chair position at Kioxia is not a “representative director” position or a position involving day-to-day management of the company. Instead, it is a customary executive chair position at a Japanese company, a part-time position involving board oversight of management that is not comparable to a U.S. public company CEO or other executive officer position. Mr. S. Smith intends to depart from one of his current public company director positions in the next six months.
▪Lip-Bu Tan - In appointing Mr. Tan as CEO of Intel, the Board waived for six months application of the guidelines’ 2 public company board limit to provide Mr. Tan sufficient time to wrap up his work with and depart from one of the two other public company boards of which he is currently a member.

Experience Summary
Mr. Yeary’s career in investment banking brings to the Board financial strategy and global M&A expertise, including expertise in financial reporting, experience in assessing the efficacy of M&A on a global scale, and experience attracting and retaining strong senior leaders. At Darwin Capital Advisors, Mr. Yeary has evaluated, invested in, and served as a board member for numerous venture stage companies, giving him firsthand experience identifying and developing effective business models. Mr. Yeary’s experience as Co-founder and Executive Chairman of CamberView Partners and his service on the board of PayPal provide insight into matters relating to corporate governance, stockholder engagement, and board best practices. As Vice Chancellor of a large public research university, where he oversaw changes to the university’s financial and operating strategy, Mr. Yeary gained extensive strategic, operational, and financial expertise.
Executive Roles
Darwin Capital Advisors LLC, a Phoenix, Arizona private investment firm
▪Principal (2012-Present)
CamberView Partners, LLC, a corporate governance and stockholder engagement advisory firm (2012-2018)
▪Co-founder and Executive Chairman
University of California, Berkeley
▪Vice Chancellor (2008-2012)
Citigroup Investment Banking, an investment banking and financial services company (2001-2008, 1990-1998)
▪Managing Director, Global Head of M&A (2003-2008)
▪Management Committee Member (2001-2008)
Public Company Boards
PayPal Holdings, Inc., a financial technology company operating an online payments system
Mobileye Global Inc., Intel’s autonomous driving technology subsidiary

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2025 Proxy Statement	17

Corporate Governance

Board Composition and Refreshment

■

Assess Board Composition

Relevant Skills/ Experiences
▪The Governance Committee and Board undertake a regular evaluation of the existing and future needs and skill sets of the Board in light of the company’s evolving strategy. In addition to developing and maintaining a skills matrix (see page 9), the committee receives input from stockholders through the stockholder engagement process and the vote support each director received during the most recent annual meeting.
▪The Board is committed to being composed of directors with broad and complimentary perspectives, skills, experiences, and backgrounds to enable the Board to represent stockholders’ interests. In 2014, the Board formally adopted its commitment to actively seek women and minority candidates, and those with a breadth of backgrounds and skills, to add to the pool from which Board nominees are considered.

Independence
▪The Board believes that a substantial majority of the Board should be independent of management and considers all relevant facts and circumstances in determining independence.
▪The Board has determined that 10 of our 11 nominees are “independent” under Nasdaq independence requirements. In addition, all directors who serve on the Audit Committee and Compensation Committee satisfy heightened SEC and Nasdaq independence requirements. See “Independence and Related Party Transactions” on page 32.

Activities and Focus
▪The Governance Committee evaluates whether director nominees have sufficient time to effectively serve on the Board. Among other factors, the committee considers:
▪the number of public company board, committee, and leadership positions the nominee has and the voting guidelines of our top institutional investors and proxy advisory firms;
▪the location of the other entities on whose public company boards the nominee sits, and
▪for incumbent nominees, Board and committee meeting attendance, the time and attention devoted to fulfilling Board and committee duties, preparedness at and between meetings; and the extent and quality of engagement with management and the Board.
▪Our Corporate Governance Guidelines limit on director service on other public company boards to help confirm director nominees are able to devote sufficient time and attention to the Board:
▪public company CEOs - limited to 2 public company boards including Intel;
▪all directors - no more than 4 public company boards including Intel; and
▪no director may serve on more than 3 audit committees of public companies.

Following the reviews outlined above, the Governance Committee and the Board affirmed that each director nominee for election at the 2025 Annual Meeting has sufficient capacity to continue effectively serving on our Board and that their nomination is in stockholders’ best interests. See discussion on page 17.

Balance of Tenures
▪The Governance Committee and Board believe that a mix of long-, medium-, and short-tenured directors promotes an appropriate balance of views and insights and allows the Board to benefit from both the historical, institutional knowledge that longer-tenured directors possess and the fresh perspectives contributed by newer directors. As an alternative to term limits, the Board seeks to maintain an average tenure of 10 years or less for the independent directors as a group. The Board believes that its current mix of tenures represents an appropriate mix of new perspectives and deep institutional knowledge.

18

Corporate Governance
The Governance Committee establishes procedures for director nominations and recommends candidates for election to the Board. The committee has a robust and ongoing process to assess the skills and make-up of the Board, identify suitable new candidates for the Board, solicit and evaluate feedback from stockholders, and assist the Board in an annual self-evaluation process.

■	■

Identify Qualified Candidates
Governance Committee Search
▪The Governance Committee typically retains a third-party search firm to identify potential candidates. The committee regularly reviews the candidate pipeline. Candidates are screened for conflicts of interest and independence, references are checked, backgrounds and experiences are reviewed, and candidates are interviewed by existing directors.
▪In 2024, the committee retained a leading search firm to generate candidates with a range of perspectives and experiences important to support the Board’s composition needs, which included deep semiconductor industry and financial expertise. Our newest independent director nominees, Eric Meurice and Steve Sanghi, were initially recommended to the committee by the retained independent search firm.
▪In 2025, the CEO Search Committee and the Governance Committee recommended Lip-Bu Tan for appointment to the Board upon him becoming CEO. The Board was familiar with Mr. Tan as he was recently an Intel director.
Other Sources
▪The Governance Committee also considers suggestions from Board members and candidates proposed by stockholders and employees and evaluates them using the same criteria. Stockholders may suggest a candidate for consideration by sending their name and qualifications to our Corporate Secretary (see “Communicating with Us” on page 98).
▪We have also adopted proxy access. See page 97.
Annual Stockholder Vote All directors are elected annually and subject to a majority vote standard. For more information on the majority voting standard, see Additional Information on page 95.

Conditional Resignation Policy
Under our Bylaws and Corporate Governance Guidelines, each director must submit an advance, contingent, irrevocable resignation that the Board may accept if stockholders do not re-elect that director. In that situation, our Governance Committee would make a recommendation to the Board as to whether to accept the resignation, or whether to take other action instead. Within 90 days from the date of the certified election results, the Board would act on the recommendation and publicly disclose its decision and rationale.
■

Stockholder Engagement
The Governance Committee assists the Board with the stockholder engagement program, which is designed to solicit and incorporate stockholder feedback on all topics relevant to Intel, including feedback on individual directors and Board composition. For more information, see “Stockholder Engagement” on page 28.
■

Annual Board Self-Evaluation
The Governance Committee Chair, in collaboration with the Board Chair, is responsible for managing the annual process for evaluating the Board, its committees, and individual directors. Periodically, the Board utilizes the assistance of a third-party facilitator in the evaluation process.
In 2024, the Governance Committee utilized the same Board self-evaluation process as was used in 2023, consisting of two parts:

▪an anonymous written questionnaire; and
▪interviews with individual directors conducted by the Governance Committee Chair.
The results were aggregated and summarized by the Governance Committee Chair, who reported the results to the full Board in executive session. Areas of director feedback included Board and committee composition, focus, and leadership, the director appointment and orientation process, Board culture and oversight, and individual director performance and contributions.
■

Recent input has included optimization of the Board’s time to facilitate deeper dives into strategy and key areas such as AI, as well as adding deep semiconductor industry expertise to the Board.

2025 Proxy Statement	19

Corporate Governance

Board Structure and Oversight
Board of Directors

Meetings in 2024: 15

Frank D. Yeary Chair

Recent Activities and Focus Areas
▪Oversight of strategy execution, including product and process technology roadmaps, including Intel 18A
▪Capital spend and allocation, including manufacturing expansion projects, 2024 cost reduction plan, dividend suspension and potential Altera® stake sale
▪CHIPS Act agreements securing government incentives for R&D and manufacturing capital investments
▪CEO search and hiring of new CEO

Key Responsibilities
The Board oversees, counsels, and directs management in the long-term interests of the company and our stockholders and exercises its oversight responsibilities both directly and through its committees. The Board’s responsibilities include:
▪Strategy and business
▪Human capital management, including CEO selection and performance, management succession planning, culture and compensation
▪Enterprise risk management
▪Ethics, legal and regulatory matters
▪Cybersecurity oversight
▪Corporate social responsibility
See page 23 for more details.

Independent Director Meetings
At each regular Board meeting, time is reserved for independent directors to meet in executive session without management present. Our independent board chair presides over these executive sessions.

Board Committees

Audit & Finance Committee

Gregory D. Smith Chair, Financial Expert
Recent Activities and Focus Areas
▪Financial statements and disclosures, including critical accounting estimates and 2024 resegmentation
▪Capital structure and allocation strategy, including Ireland SCIP transaction
▪2024 cost reduction plan
▪Treasury, tax, and litigation matters

Other members: Dr. Andrea J. Goldsmith Dr. Omar Ishrak Eric Meurice Financial Expert Stacy J. Smith Financial Expert

Talent and Compensation Committee

Dion J. Weisler Chair
Recent Activities and Focus Areas
▪Compensation program changes to align with strategy and increase pay-for-performance rigor
▪CEO and executive succession planning and leadership development
▪Compensation of Interim Co-CEOs (see page 42)
▪Compensation package for new CEO (see page 43)
▪Talent and culture impacts of significant 2024 headcount reduction
▪Stockholder engagement and feedback (see page 28)

Other members: James J. Goetz Alyssa H. Henry Dr. Risa Lavizzo-Mourey Steve Sanghi

Corporate Governance and Nominating Committee

Barbara G. Novick Chair
Recent Activities and Focus Areas
▪Board composition and director candidate recruitment, including two new independent directors added in December 2024
▪Geopolitical changes and government affairs activities
▪Stockholder engagement and feedback (see page 28)

Other members: Dr. Risa Lavizzo-Mourey Vice Chair Dr. Andrea J. Goldsmith Alyssa H. Henry Dr. Omar Ishrak Dr. Tsu-Jae King Liu

Previous Standing Committee: M&A Committee

Disbanded: February 2025	Recent Activities and Focus Areas ▪Potential Altera stake sale ▪Foundry business separation ▪Evaluation of strategic opportunities for products and foundry businesses ▪Oversight of UMC collaboration
Prior members: Frank D. Yeary Former Chair James J. Goetz Alyssa H. Henry Dion J. Weisler

20

Corporate Governance

Each committee regularly reports on its activities and actions to the Board. Each standing committee - Audit, Compensation and Governance - has a Board-approved, written charter posted on our website. See Helpful Resources.

(Audit Committee)		Committee Meetings in 2024: 12

Key Responsibilities
▪Financial reporting, internal controls, and internal audit oversight
▪Independent auditor, including appointment, qualifications, independence, compensation and performance
▪Enterprise risk management program
▪Code of Conduct, including compliance program effectiveness
▪Global treasury, finance/financial risk, derivative contracts, tax, insurance, capital structure/allocation, investor relations, and retirement plans

Independence. The Board determined that all Audit Committee members satisfy the heightened SEC and Nasdaq independence requirements.
Financial Literacy. The Board determined that all Audit Committee members can read and understand the company’s financial statements per Nasdaq rules.
Financial Experts. The Board determined that Eric Meurice, Gregory Smith and Stacy Smith were “audit committee financial experts” per SEC rules.

(Compensation Committee)		Committee Meetings in 2024: 6

Key Responsibilities
▪Review and approve salaries, bonuses, equity awards, other compensation elements, performance measures and goals for our executive officers
▪Executive compensation philosophy, design, pay positioning relative to peers, and risk assessment
▪Independent compensation consultant engagement
▪Other compensation matters, including benefit plans
▪Equity incentive plans administration, including equity usage and allocation
▪Management succession planning and development
▪Human capital management strategies, initiatives and programs

Independence. The Board determined that all Compensation Committee members satisfy the heightened SEC and Nasdaq independence requirements.
Delegation of Authority. The Compensation Committee can designate one or more members to perform duties on its behalf, subject to Compensation Committee reporting or ratification, and can delegate to other Board members or company officers the authority to review and grant stock-based compensation for employees who are not executive officers.

(Governance Committee)	Committee Meetings in 2024: 5	Special Committees

Key Responsibilities
▪Director candidates and independence
▪Board and committee size and composition
▪Corporate responsibility and sustainability performance
▪Stockholder engagement and proposals and responsive actions
▪Corporate Governance Guidelines, corporate organizational documents and poison pill policy
▪Non-employee director compensation
▪Annual evaluation of the Board, committees, and individual directors

Ad Hoc Committee
In August 2024, the Board created the Ad Hoc Committee comprised of directors Frank D. Yeary (Chair), Barbara G. Novick, Gregory D. Smith, Stacy J. Smith, and Dion J. Weisler. The committee held 6 meetings in 2024 and is tasked with assisting in the evaluation of the company’s strategic positioning, current risks, and opportunities to enhance stockholder value. Among other things, in 2024 the committee reviewed the terms of the proposed commercial CHIPS Act agreement and recommended the agreement to the Board.
CEO Search Committee
In December 2024, the Board created the CEO Search Committee comprised of directors Frank D. Yeary (Chair), Alyssa H. Henry, Barbara G. Novick, and Dion J. Weisler. The committee held 4 meetings in 2024 and 10 meetings in 2025 and was tasked with assisting the Board in identifying and evaluating CEO candidates following the departure of our prior CEO. In March 2025, the CEO Search Committee recommended to the Board that Lip-Bu Tan be appointed as our new CEO and as a member of the Board.

(M&A Committee)	Committee Meetings in 2024: 7

Previous Key Responsibilities
▪M&A and venture investment strategies in furtherance of corporate strategy
▪Mergers, acquisitions, divestitures, joint ventures, and other strategic investments
▪Evaluating performance and integration of completed transactions

2025 Proxy Statement	21

Corporate Governance
Board Leadership Structure
The Board’s general policy (per the Corporate Governance Guidelines) is that the Board Chair and CEO positions be separate to aid the Board’s management oversight and the CEO’s business focus. Where the Board Chair is not independent, the guidelines provide that the independent directors will appoint a Lead Independent Director.
The Board has benefited from having an independent Board Chair, including by facilitating relations between the Board, the CEO, and other senior management; assisting the Board in reaching consensus on particular strategies and policies; fostering robust evaluation processes; and allocating oversight responsibilities between the independent directors and management. For most of 2024, Mr. Yeary was our independent Board Chair. However, in December 2024, upon the departure of our prior CEO, the Board appointed Mr. Yeary Interim Executive Chair to take a more active role in overseeing, on behalf of the Board, the business and the company’s Interim Co-CEOs. At the same time, the Board appointed Ms. Henry as Lead Independent Director and benefited from her taking on this important leadership role among the independent directors. In March 2025, upon Lip-Bu Tan’s joining the company as its new CEO, Ms. Henry ceased to be Lead Independent Director and Mr. Yeary returned to being the independent Board Chair.

Board Chair Responsibilities

▪Presiding over, and developing (in consultation with the CEO, Corporate Secretary, Chief People Officer, and other Board members) and approving schedules and agendas for, Board meetings
▪Assessing whether information submitted by management enables non-employee directors to effectively and responsibly perform their duties
▪Calling and presiding over independent and/or non-employee director meetings
▪Working with the Governance Committee to evaluate director candidates and determine Board committee membership and chairs

▪Collaborating with the Governance Committee in fulfilling its responsibility to manage the Board’s annual self-assessment and evaluation process
▪Evaluating the CEO’s performance and overseeing CEO succession planning
▪Serving as principal liaison between the Board and CEO, including providing feedback from executive sessions
▪Presiding over meetings of stockholders
▪Serving as the Board’s liaison for consultation and direct communication with stockholders

The non-employee directors periodically assess the Board leadership structure and will continue evaluating and implementing the structure they conclude most effectively supports fulfillment of the Board’s responsibilities. The Board believes that its programs for overseeing risk, as described on page 25, would be effective under a variety of leadership frameworks and as such it did not significantly impact the Board’s selection of the current leadership structure.
Board and Committee Engagement
Meeting Attendance
The Board and its committees met throughout the year on a set schedule, held special meetings, and acted by written consent from time to time as necessary. We expect each director to attend every meeting of the Board and the committees on which the director serves. Each director attended at least 75% of the meetings of the Board and each committee on which the director served in 2024 that were held during the period in which the director served, with a weighted average attendance at Board and committee meetings of the directors as a group of 95%. The Board’s policy is that directors are expected to attend the annual meeting, and all but one director then serving attended the 2024 Annual Meeting.
Engagement with Management
The executive leadership team regularly attends Board meetings to present information on our business and strategy, and directors have access to our employees outside of Board meetings. During 2024, a number of directors spent significant informal time outside of Board meetings engaging with management, including employees below the executive leadership team. Many directors are assigned members of management for whom they act as an informal mentor. Board members are also encouraged to make worldwide site visits to meet with local management; to attend Intel industry, analyst, and other major events; and to accept invitations to attend and speak at internal Intel meetings.

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Corporate Governance

Committee Changes Since the 2024 Annual Meeting

Audit Committee
▪Eric Meurice joined the Audit Committee and Barbara Novick ceased to be a member of the Audit Committee in February 2025
Compensation Committee
▪Steve Sanghi joined the Compensation Committee in February 2025

Governance Committee
▪Barbara Novick became Chair of the Governance Committee in September 2024
▪Frank Yeary ceased to be a member of the Governance Committee in December 2024
▪Andrea Goldsmith and Alyssa Henry joined the Governance Committee in February 2025

Key Board Responsibilities
The Board oversees and directs management in the long-term interests of the company and our stockholders. It exercises its oversight responsibilities both directly and through its committees. The Board’s responsibilities include those set out in this section.
Strategy and Business
The Board actively oversees Intel’s long-term business strategy and strategic priorities as well as management’s execution of that business strategy and achievement of the company’s strategic priorities. For example, from early 2021 through 2024, the Board worked closely with management in developing, announcing, monitoring, and refining our strategies and business execution aimed at regaining product and process competitiveness and establishing ourselves as a provider of foundry services to third parties. The Board has also worked closely with management in evaluating and refining our AI strategy.
The Board understands its role in being good stewards of our business and stockholders’ capital. The Board annually discusses and approves our budget and capital allocation plans, which are linked to our long-term strategic plans and priorities, and regularly reviews our financial and capital allocation plans with management.
In 2024, notable areas of Board focus and key actions included the following:
▪Regaining product competitiveness in key markets, including the newly developing AI PC category, the traditional data center market and the evolving data center market for accelerators;
▪Regaining process competitiveness, including the transition to high volume manufacturing of our first EUV lithography process nodes, Intel 4 and Intel 3, and the development of our next generation leading-edge process technology, Intel 18A, incorporating the first high volume commercial implementations of gate-all-around transistors and backside power;
▪A scaling back of our prior manufacturing expansion projects as we have reassessed demand and our “shell ahead” status and sought to limit our capital expenditures given recent financial results;
▪A cost reduction plan that included an approximate 15% decrease in our core Intel workforce;
▪Suspension of our dividend as we focus on the critical investments needed to execute our business strategy and create long-term value;
▪Potential stake sales of Mobileye and Altera to provide greater autonomy and separation for those businesses and raise additional capital to help fund the pursuit of our other strategic priorities; and
▪Execution of CHIPS Act agreements securing U.S. government incentives to support our R&D and manufacturing capital investments.
Additional actions the Board takes in its oversight of our strategy and business include the following:

Annual two-day Board strategy session, including presentations from many senior executives across the company	Routinely engaging with senior management on critical business matters that tie to the company’s strategic priorities	Periodically traveling to key facilities to meet with local management and obtain a firsthand look at the company’s operations	Meeting with the next generation of leadership to assess management’s development of a high-caliber talent pipeline

2025 Proxy Statement	23

Corporate Governance
Human Capital Management
The Board is actively engaged in overseeing Intel’s human capital management strategies, results, initiatives, and programs. This includes, among other things, CEO selection and performance, management succession planning, culture and compensation. The Board is assisted by the Compensation Committee in many of these areas.
CEO Selection and Performance
Selection and oversight of the performance of our CEO is one of the Board’s most important responsibilities as it is highly impactful across all other areas of our business and to our future success. The full Board is involved in CEO selection and the evaluation of CEO performance. Evaluation of CEO performance occurs both on an ongoing basis through the year as company performance is evaluated, including during executive sessions of the independent, and periodically on a more formal basis.
In December 2024, upon the departure of our prior CEO, the Board created the CEO Search Committee to assist the Board in identifying and evaluating CEO candidates. In March 2025, the CEO Search Committee recommended to the Board that Lip-Bu Tan be appointed as our new CEO and as a member of the Board. See page 21.
Management Succession Planning
The Board endeavors to maintain a long-term program for effective development and succession planning of our CEO and other senior leadership, as well as short-term contingency plans for unplanned departures and other events. The Board understands the importance of and is keenly focused on the development of internal talent and succession planning.
The Compensation Committee reviews succession planning and management development topics with the Board at least once a year. The Board and the Compensation Committee work with our CEO and our Chief People Officer to develop succession plans. The Board has an opportunity to meet regularly with executives at many levels across the company through formal presentations at meetings and informal events throughout the year. Board members are also partnered with key senior leaders based on their backgrounds to assist with mentorship and oversight. The topic of succession planning and management development is discussed regularly in executive sessions of the Board and Compensation Committee.
Culture
Our culture is defined by our values. Our values — Customer First, Fearless Innovation, Results Driven, One Intel, Inclusion, Quality, and Integrity — guide how we make decisions, treat each other, serve our customers to achieve their goals, and shape technology as a force for good. Intel is focused on how we recruit, retain, and develop our talent. Organizational culture is monitored and measured by management and overseen by the Compensation Committee, with regular reports by the committee to the Board.
Compensation
The Compensation Committee determines the compensation for our executive officers, including our CEO. The committee reviews the executive compensation programs throughout the year with the assistance of an independent compensation consultant. The committee also reviews our compensation and benefits programs more broadly, including our equity incentive plans, and annually conducts a compensation risk assessment to assess whether the programs’ provisions and operations create undesired or unintentional material risk. For 2024, the committee confirmed that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. For additional information with respect to our executive compensation programs, see “Compensation” on page 38.

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Corporate Governance
Enterprise Risk Management
Risk is inherent in business, and the Board’s oversight, assessment, and decisions regarding risks occur in the context of, and in conjunction with, the other activities of the Board and its committees.

Board

The Board has primary responsibility for enterprise risk management and executes its oversight duties through:
▪Assigning specific oversight duties to Board committees based on their areas of expertise and charter-defined roles and responsibilities
▪Periodic briefings and informational sessions by management on the types of risks the company faces and the enterprise risk management program, including risk-identification, mitigation, and control
For most enterprise risk management issues, such as cybersecurity risks, the Board receives regular and detailed reports from management or the appropriate Board committee regarding its review of the issues. In some cases, such as for risks regarding new technologies and product acceptance, risk oversight is addressed as part of the full Board’s regular oversight of strategic planning. The Board and its committees also assess whether management has an appropriate risk management framework to manage risks and whether that framework is operating effectively.

■	■	■	■	■

Audit Committee		Compensation Committee		Governance Committee

▪Oversees issues related to accounting and financial statements; internal control and audit functions; and major financial, product security, and cybersecurity risk exposures
▪Oversees management’s annual enterprise risk management assessment

▪Oversees compensation program risks, including our conclusion that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company
▪Oversees risks related to talent and human capital management

▪Oversees issues related to risks arising from the company’s environment, social, and governance practices
▪Oversees the company’s corporate responsibility and sustainability initiatives and performance

■		■		■

Management

Management is primarily responsible for:
▪Identifying risk and risk mitigating controls related to significant business activities
▪Mapping the risks to company strategy
▪Developing programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward, and the appropriate manner in which to manage risk
Management utilizes the following risk oversight framework:

Purpose
▪Monitor risks to Intel’s strategic objectives over at least a three-year time horizon
▪Implement key mitigation plans for identified risks
▪Identify the most significant risks and develop mitigation plans as appropriate for newly identified risks

Approach
▪Annual process consists of interviews of executive team led by our CFO’s office
▪Mid-year review with the Audit Committee of the status of previously identified risks and mitigation plans
▪Throughout the year, detailed presentations to the Board and Audit Committee

Results
   Report annually and as needed to the Board and its committees
   Develop mitigation plans for high-risk items
   Incorporate high-risk profiles into annual audit plan
   Disclose significant risks to investors as appropriate

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Corporate Governance
Ethics, Legal and Regulatory Matters
Intel’s ethics and legal compliance program sets standards for conducting business in accordance with our ethical principles, provides values-based guidance, heightens compliance risk awareness, strengthens decision-making, and helps drive sound performance. Our CEO communicates with our employees about the importance of ethics and legal compliance, including reminders of our strong commitment to act with integrity. This “tone from the top” — reiterated by our senior leadership and proliferated in our mandatory annual ethics and compliance training, regular communications throughout the year, company-wide ethics culture surveys, awareness trainings, ethics and compliance summits, and educational resources — helps to create and maintain an ethical and legally compliant culture. Through the Audit Committee, the Board receives quarterly reports of statistics related to misconduct, as well as periodic details about key investigations, from our chief compliance officer.
Intel’s legal and regulatory environment is complex and affects every part of its business. The semiconductor industry is one of the most important sectors in the global economy. It has been a major source of technological innovation, economic growth, and job creation for many countries, and is consequently subject to many laws and regulations of local, national, and international governments and bodies. Laws and regulations impact nearly all aspects of our business, such as where our products can be sold, our intellectual property rights, our manufacturing processes, and government incentives. As a result, the Board and its committees spend significant time overseeing the company’s legal and regulatory compliance.
Code of Conduct
Our Code of Conduct applies to our non-employee directors with respect to their Intel-related activities, as well as to our officers, including our principal executive, principal financial, and principal accounting officers, or persons performing similar functions, and all other employees. We expect our directors, executives, and other employees to not engage in activities that compete with or are adverse to Intel, or that interfere with the proper performance of their duties or responsibilities to Intel, and to not use confidential company information, company assets, or their position at Intel for personal gain in violation of our policy. This includes avoiding any activity that is or has the appearance of being in conflict with Intel’s interests.
Directors and executive officers must inform us of any situation that may be perceived as a conflict of interest with Intel. The Board oversees the resolution of any conflict or apparent or potential conflict involving a director or executive officer, and may enlist the legal department to determine whether a conflict exists, and if so, how to resolve it. Any waivers of these conflict rules with regard to a director or an executive officer require the prior approval of the Board. Our Code of Conduct is our code-of-ethics document. Our Code of Conduct is posted on our website (see “Helpful Resources”). We intend to disclose future substantive amendments to or waivers of the Code of Conduct granted to directors and executive officers on our website within four business days following the date of such amendment or waiver.
Government Affairs and Lobbying
We work with governments, organizations, and industries around the world to advocate for policies that encourage new ideas, promote fair commerce, and protect resources. We also work to educate political candidates about the implications of public policy decisions for our business, and in the United States provide financial support to candidates who, on balance, hold positions generally consistent with our business objectives. We include information about our priorities and positions on key issues on our Public Policy website, including Intel’s Political Accountability Guidelines, which outline our approach to making political contributions, including senior management and Board-level review processes and our goal of transparency. Intel’s government affairs department reports to the Governance Committee at least once a year.

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Corporate Governance
Cybersecurity Oversight
Our Board has ultimate cybersecurity risk oversight, which it manages as part of our enterprise risk management program. That program is utilized in making decisions with respect to company priorities, resource allocations, and oversight structures. The Board is assisted by the Audit Committee, which regularly reviews our cybersecurity program with management and reports to the Board. Cybersecurity reviews by the Audit Committee or the Board generally occur at least twice annually, or more frequently as determined to be necessary or advisable. A number of Intel directors have experience in assessing and managing cybersecurity risk.
We aim to incorporate industry best practices throughout our cybersecurity program. Our cybersecurity program includes written policies, standards, and procedures for information security, product security, and data privacy; is designed to be aligned with applicable industry standards; and is assessed annually by independent third-party auditors. Our cybersecurity strategy focuses on implementing effective and efficient controls, technologies, and other processes to assess, identify, manage, and address material cybersecurity threats, risks, and incidents. These include, among other things: annual and ongoing security awareness training for employees; mechanisms to detect and monitor unusual network activity; and containment and incident response tools. We actively engage with industry groups for benchmarking and awareness of best practices. We monitor issues that are internally discovered or externally reported and have processes to assess those issues for potential cybersecurity impact or risk. We also have a process in place to manage cybersecurity risks associated with third-party service providers. We impose security requirements upon our suppliers, including: maintaining an effective security management program; abiding by information handling and asset management requirements; and notifying us in the event of any known or suspected cyber incident.
Our cybersecurity program is run by our Chief Information Security Officer (CISO), who reports to our Executive Vice President and Chief Technology Officer (CTO). Our CISO is informed about and monitors prevention, detection, mitigation, and remediation efforts through regular communication and reporting from professionals in the information security team, many of whom hold cybersecurity certifications such as a Certified Information Systems Security Professional or Certified Information Security Manager, and through the use of technological tools and software and results from third party audits. For information with respect to the experience of our CISO and CTO, see our 2024 Annual Report on Form 10-K. Our CISO and CTO regularly report directly to the Audit Committee or the Board on our cybersecurity program and efforts to prevent, detect, mitigate, and remediate issues. In addition, we have an escalation process in place to inform senior management and the Board of material issues.
Corporate Social Responsibility Oversight
Corporate social responsibility (CSR) matters play an important role at Intel, and the Board is actively involved in overseeing our CSR initiatives. Management provides formal updates to the Governance Committee at least twice each year, and at least annually to the Board, on the company’s corporate social responsibility performance and related disclosures. In 2024, this included a review of the 2023-2024 Corporate Responsibility Report and updates on issues including environmental sustainability, climate risk and transition action plan, human capital, human rights, political accountability, and investor outreach and feedback.

Board Delegation of CSR Oversight
▪Governance Committee: Primary responsibility for oversight of Intel’s CSR matters, with additional topics also reviewed by other committees
▪Compensation Committee: Oversight of human capital matters
▪Audit Committee: Oversight of our ethics and compliance program

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Corporate Governance

Stockholder Engagement
We actively engage with our stockholders on a year-round basis and integrate the information we learn through these activities into our governance calendar, as reflected below.
Engagement Cycle

Review annual meeting results to determine appropriate next steps, and plan for the more in-depth off-season stockholder engagement	Hold off-season stockholder engagement to have more in-depth discussions with stockholders, solicit feedback and report to the Board and its committees	Incorporate input from stockholder meetings into annual meeting planning and governance, compensation, and corporate responsibility practices and disclosures	Conduct in-season stockholder engagement following the filing of our proxy statement to answer questions and understand stockholder views on matters to be voted on at the annual meeting
Engagement Philosophy
We believe that our approach to engaging openly with our stockholders on topics such as strategy, corporate governance, executive compensation, and corporate responsibility drives increased corporate accountability, improves decision making, and ultimately creates long-term value. We are committed to:
▪Accountability. Driving and supporting leading corporate governance and Board practices to promote oversight, accountability, and good decision making.
▪Transparency. Maintaining high levels of transparency on a range of financial, governance, and corporate responsibility issues to build trust and sustainable two-way dialogue that supports our business success.
▪Engagement. Proactively engaging with stockholders and stakeholder groups in dialogue on a range of topics to identify emerging trends and issues to inform our thinking and approach.
We pursue multiple avenues for stockholder engagement, including video and teleconference meetings with our stockholders, participating at various conferences, and issuing periodic reports on our activities. Through these activities, we discuss and receive input, provide additional information, and address questions on our corporate strategy, corporate governance, executive compensation programs, and other topics of interest to our stockholders, such as our corporate responsibility practices discussed below. These engagement efforts with our stockholders allow us to better understand our stockholders’ priorities and perspectives and provide us with useful input concerning our corporate strategy and our compensation and corporate governance practices.
Fall 2024 Engagement
Our Fall 2024 off-season stockholder engagement efforts were focused on strategy and governance matters. Nearly all meetings were led by our Board Chair, often supported by our Governance Committee Chair, with a representative of investor relations and our legal department also in attendance. We track the topics discussed with and feedback received from our stockholders throughout the engagement process, and report to the Governance Committee and the Board.

Outreach and Who We Met With

Total Contacted		Total Engaged		Director Engaged
~66% Inst O/S	31 Stockholders	~50% Inst O/S	19 Meetings	~50% Inst O/S	18 Meetings

Percentage of Inst O/S, or Intel’s institutionally-held shares, was calculated as of September 30, 2024. We contacted, engaged, and had directors engage with ~43%, ~32%, and ~32%, respectively, of Intel’s outstanding shares in aggregate.

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Corporate Governance

What We Heard From Stockholders	Our Perspective / How We Responded

Strategy and financials

AI Strategy and Risk. Questions regarding our AI strategy, responsible AI, AI generally, and how we intend to advance our competitive position
▪We discussed the rapidly evolving AI landscape and our view of the necessity of responsible development throughout the AI lifecycle
▪We acknowledged our current lack of competitive positioning with respect to the GPUs utilized for AI model training and discussed our focus on evolving areas within AI, such as the AI PC and AI inferencing, where we have greater potential for market leadership

Foundry Challenges and Independence. Interest in our vision for Intel Foundry as an independent subsidiary, with its own fiduciary board, and questions on our progress with respect Intel Foundry financial performance

▪We discussed our plans to establish a fiduciary board to govern and help provide independence for a separate Intel Foundry subsidiary, and the benefits that it would provide for third party foundry customers and our ability to pursue separate capitalization of Intel Foundry
▪We also discussed steps we are taking to improve the financial results for Intel Foundry

Geopolitical Dynamics. Questions regarding our engagement with the new U.S. administration, foreign policy matters, and the CHIPS Act	▪We discussed our active engagement with all stakeholders to continue to advance a resilient and sustainable semiconductor supply chain and access to markets

Board composition and oversight

Board Experience and Refreshment. Questions about the Board’s semiconductor experience and plans for further Board refreshment
▪We discussed the tenure of our Board members, their variety of skills and experiences, and our regular evaluation of Board composition. See page 18
▪We added two new directors in December 2024, Eric Meurice and Steve Sanghi, to significant additional depth of semiconductor industry experience to the Board

Board Oversight. Questions about the Board’s oversight of the company’s transformation
▪We discussed the Board’s deep engagement with management on the company’s strategy and operations and actions taken to drive the transformation of the company and its culture. See page 23
▪The Board created a special committee, the Ad Hoc Committee, to assist the Board in the evaluation of the company’s strategic positioning, current risks and opportunities to enhance stockholder value

Corporate responsibility initiatives

Science Based Targets. Questions about our barriers to Science Based Targets Initiative (SBTi) validation of our climate goals	▪We discussed the SBTi methodology, that it does not account for early action to reduce emissions, and how we have been reducing emissions since 2006

Emissions Goals. Questions about any changes on our pathway to decarbonization and how our goals are measured	▪We discussed our commitments to achieving net zero greenhouse gas emissions for scope 1 & 2 emissions by 2040 and scope 3 emissions by 2050

Culture and Talent

Compensation Design. Questions about how compensation will be differentiated between Intel Products and Intel Foundry	▪We discussed our intent to have separate performance goals aligned to the execution of the respective strategies for Intel Products and Intel Foundry

Culture and Talent Retention. Questions about culture and talent retention challenges in light of the headcount reductions and cost reduction plans	▪We discussed the Board’s continued focus on these issues with management

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Corporate Governance

Director Compensation
The Board’s general policy is that non-employee director compensation should be a mix of cash and equity, with the majority being equity. Our CEO, if also a director, receives no additional compensation for being a director.
Annual Review. The Governance Committee, consisting solely of independent directors, has the primary responsibility for reviewing non-employee director compensation and considering any changes, which it does on an annual basis, considering factors such as workload and market data. The Board annually reviews the committee’s recommendations and determines the amount of director compensation. The Governance Committee engages the Compensation Committee’s independent compensation consultant to assist with our director compensation programs. The director peer group is the same as the executive compensation peer group considered by the Compensation Committee for 2024 (see “Compensation Discussion and Analysis; External Competitive Considerations for 2024” on page 47 for details). The Governance Committee generally targets cash and equity compensation near the median of the director peer group.
2024 Changes. For 2024, the Board made various changes to the annual Board and committee compensation for non-employee directors as summarized below. The non-employee directors had not had increases in their annual cash retainer and annual equity award for almost the prior ten years while having, and expecting to continue to have, high intensity and significant time demands as Board and committee members during this meaningful period of the company's transformation.

Board Retainers	2024	2023	Change
Annual cash retainer	$100,000	$90,000	£	$10,000
Annual equity award	$250,000	$220,000	£	$30,000
Additional cash retainer for Board Chair	$175,000	$175,000	No change

Committee Retainers	Committee Chair				Committee Member
	2024	2023	Change		2024	2023	Change
Audit Committee	$45,000	$35,000	£	$10,000	$20,000	$15,000	£	$5,000
Compensation Committee	$40,000	$25,000	£	$15,000	$15,000	$10,000	£	$5,000
Governance Committee	$35,000	$20,000	£	$15,000	$5,000	$—	£	$5,000
M&A Committee	$20,000	$20,000	No change		$—	$—	No change

RSUs in Lieu of Cash. Under the “RSUs in Lieu of Cash” program, non-employee directors can elect to receive all of their cash compensation (only 100%) in the form of RSUs, which generally vest one-year from the grant date.

Annual Equity Awards. Each non-employee director re-elected in 2024 received an annual grant of RSUs with the above approximate target value on the grant date. The RSUs’ fair value for accounting purposes is discounted for the present value of dividends not paid prior to vesting. The RSUs’ grant date and vesting align with the intended Board service, from election at the annual meeting to the date that is the earlier of the one-year anniversary of the grant date or the next annual meeting. All unvested RSU shares are payable upon retirement from the Board if a director is 75 years old (or 72 years old for RSU awards granted before May 2022) or has at least seven years of Board service. Unvested RSUs do not accrue dividend equivalent rights.
Deferred Compensation Program. Non-employee directors can defer their cash and equity compensation. Under the cash deferral program, directors may defer up to 100% of their cash compensation and receive an investment return on the deferred funds as if they were invested in Intel common stock; and receive credit for dividends reinvested. Participants must elect irrevocably to receive the deferred funds either in a lump sum or in equal annual installments over five or 10 years, and to begin receiving distributions at retirement or at a future date not less than 24 months from the election date. This deferred cash compensation is an unsecured Intel obligation. The equity deferral program allows directors to defer the settlement of their vested equity awards until termination of service. Directors do not receive dividends on deferred vested equity awards.

Non-Employee Director Stock Ownership Guidelines
≥5x of annual cash retainer
within five years of joining the Board; includes deferred RSUs once vested but not unvested RSUs
As of December 28, 2024, all non-employee directors met the guidelines or still had time to do so.

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Corporate Governance
Interim Executive Chair Compensation. Mr. Yeary served as Interim Executive Chair from December 2024, upon the departure of our prior CEO, through March 2025, upon Lip-Bu Tan’s joining Intel as our new CEO. For such service, upon the recommendation of the Governance Committee, the Board will award Mr. Yeary RSUs (in accordance with prior elections he made) with a target valuation of $700,000 that will vest immediately upon the grant of such RSUs in May 2025. Those awards will be reflected in the Director Compensation Table for 2025.
Director Compensation Table
The following table sets forth certain information regarding the compensation of each of our non-employee directors who served during fiscal year 2024. The table also sets forth the number of equity awards held by each such non-employee director as of December 28, 2024. Market value is determined by multiplying the number of shares by the Intel common stock closing price on Nasdaq on the last trading day of the fiscal year unless otherwise specified.

	Total Compensation for FY 2024				Outstanding Equity Awards at FYE 2024
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)	Outstanding Equity Awards (#)	Market Value of Outstanding Equity Awards ($)
James J. Goetz	—	315,100	—	315,100	10,697	217,100
Andrea J. Goldsmith	116,300	218,100	—	334,400	7,403	150,300
Alyssa H. Henry	—	315,100	—	315,100	10,697	217,100
Omar Ishrak	120,000	218,100	2,000	340,100	14,555	295,500
Risa Lavizzo-Mourey	146,300	218,100	5,000	369,400	13,549	275,000
Tsu-Jae King Liu	101,300	218,100	5,000	324,400	7,403	150,300
Barbara G. Novick	—	324,900	5,000	329,900	21,450	435,400
Gregory D. Smith	140,000	218,100	—	358,100	33,514	680,300
Stacy J. Smith	26,300	326,900	—	353,200	10,068	204,400
Lip-Bu Tan	—	758,700	—	758,700	—	—
Dion J. Weisler	—	334,700	—	334,700	11,364	230,700
Frank D. Yeary	296,300	218,100	—	514,400	33,006	670,000
Fees Earned or Paid in Cash & Stock Awards. Dr. Andrea J. Goldsmith, Omar Ishrak, Gregory D. Smith, and Frank D. Yeary deferred their 2024 annual cash compensation until their retirement from the Board.
Stacy J. Smith was granted an annual equity award of 1,001 RSUs on April 30, 2024 in connection with his appointment to the Board in March 2024 with a grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 and an assumed 5.35% risk-free rate of return and a 1.62% dividend yield.
With respect to the annual equity award to all directors on May 8, 2024 of 7,403 RSUs, the grant date fair value was computed in accordance with ASC Topic 718 and an assumed 5.25% risk-free rate of return and a 1.67% dividend yield.
With respect to directors who elected RSUs in Lieu of Cash, the grant date fair value of the awards granted on the following dates were computed in accordance with ASC Topic 718 and the following assumptions:
▪For 2024 annual cash fees, RSUs were granted on May 8, 2024 to James J. Goetz (3,294), Alyssa H. Henry (3,294), Barbara G. Novick (3,628), Stacy J. Smith (2,665), Lip-Bu Tan (2,887), and Dion J. Weisler (3,961), with a 5.25% risk-free rate of return and a 1.67% dividend yield; and
▪In consideration for substantial additional responsibilities he assumed in 2023 and 2024 at the request of the Board, Lip-Bu Tan received on January 30, 2024 the second installment of his RSU award of 10,629 RSUs (with the grant date fair value computed in accordance with ASC Topic 718 and assuming a 5.20% risk-free rate of return and a 1.15% dividend yield), which he forfeited upon his departure from the Board on August 22, 2024 along with other unvested equity awards.
All Other Compensation. Represents matching charitable contributions from the Intel Foundation on behalf of each noted director to schools and universities that met the guidelines of Intel’s employee charitable matching gift program and were eligible for matching funds.
Outstanding Equity Awards. Includes (i) unvested RSUs and (ii) vested but deferred equity awards for the following directors: Barbara G. Novick (10,419), Frank D. Yeary (25,603), Gregory D. Smith (26,111), Dr. Omar Ishrak (7,152), and Dr. Lavizzo-Mourey (6,146). Awards in this column may become payable upon the director’s retirement from the Board, depending on the director’s age or length of service.

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Corporate Governance

Independence and Related Party Transactions
Independence. Of the 11 director nominees, 10 have been determined by the Board to qualify as an “independent director” under Nasdaq rules, which require that, in the opinion of the Board, such person not have a relationship that would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. Lip-Bu Tan is not deemed to be independent under Nasdaq rules due to his service as our CEO. Frank D. Yeary previously served as our Interim Executive Chair and was not deemed to be independent during the period he served in that role. Our directors not standing for re-election at the Annual Meeting, Dr. Omar Ishrak, Dr. Risa Lavizzo-Mourey and Dr. Tsu-Jae King Liu, were deemed to be independent under Nasdaq rules. There are no family relationships among any of our directors or executive officers.
In making determinations regarding director independence, the Board, with the assistance of the Governance Committee, reviewed and discussed additional information provided by the directors and the company with regard to each director’s business and personal activities as they may relate to Intel and Intel’s management and considered transactions that occurred since the beginning of 2022 between Intel and entities associated with the directors or members of their immediate families. Such transactions were ordinary course supplier or customer business dealings or charitable contributions, in each case not exceeding the greater of $200,000 or 1% of each of Intel’s and the recipient’s annual revenue, respectively, in each of the past three years. The Board considered the transactions in the context of the Nasdaq objective standards and the special standards established by the SEC and Nasdaq for members of audit and compensation committees. The Board determined that, based on the nature of the directors’ relationships with the entity and/or the amount involved, no relationships exist that, in the opinion of the Board, impair the directors’ independence.
Related Party Transactions. The Audit Committee is responsible for the review, approval, or ratification of related party transactions involving Intel or its subsidiaries and related persons (i.e., a director, executive officer, director nominee since the beginning of the previous fiscal year, or a greater than 5% company beneficial owner at the time of the applicable transaction, and their immediate family members). Intel has written policies and procedures applicable to any transaction or series of transactions in which the company or a subsidiary participates, the amount involved exceeds $120,000, and a related person has a direct or indirect material interest. Intel personnel in the Legal and Finance departments review transactions involving related persons that are not in one of the pre-cleared transaction categories (see below). If a related person could have a significant interest in such a transaction, the Audit Committee reviews and makes a determination as to whether the related person has a material interest in the transaction, and may approve, ratify, rescind, or take other actions in its discretion. The Audit Committee reviews all material facts and may consider whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; the extent of the related person’s interest in the transaction; and, if applicable, the availability of other sources of comparable products or services.
Since the beginning of fiscal year 2024, the only related-person transaction under the relevant standards, which was reviewed and approved by the Audit Committee, was that Nicole Schlappi, the sister of Michelle Johnston Holthaus, CEO of Intel Products, is employed by the company as a non-technical program manager. The aggregate compensation received by Ms. Schlappi for fiscal year 2024 was approximately $230,200. We compensate Ms. Schlappi in a manner consistent with our practices that apply to other similarly situated company employees.
For a description of shareholder derivative lawsuits involving certain current and former Intel executives and directors, refer to Note 19: Commitments and Contingencies in the financial statements in our 2024 Annual Report on Form 10-K.

Pre-Cleared Transaction Categories. The Audit Committee has determined that, barring additional facts or circumstances, a related person does not have a direct or indirect material interest in the following :
▪Any transaction with another company for which a related person’s only relationship is as an employee (other than an executive officer), director, or beneficial owner of less than 10% of that company’s shares, if the amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenue;
▪Any charitable contribution, grant, or endowment by Intel or the Intel Foundation to a charitable organization, foundation, or university for which a related person’s only relationship is as an employee (other than an executive officer) or a director, if the amount involved does not exceed the lesser of $1 million or 2% of the charitable organization’s total annual receipts, or any matching contribution, grant, or endowment by the Intel Foundation;
▪Compensation to executive officers or directors determined by the Compensation Committee or Board;
▪Transactions in which all security holders receive proportional benefits; and
▪Banking services involving bank depository funds, a transfer agent, registrar, trust indenture trustee, or similar.

32

Corporate Governance

Share Ownership
The following table presents the beneficial ownership of shares of Intel common stock of our directors, named executive officers for fiscal year 2024, and directors and executive officers as a group. This information is as of March 19, 2025 except with respect to Messrs. Gelsinger and Hotard, where it is as of their departure dates from Intel (December 1, 2024 and March 1, 2025, respectively) . The table also sets forth the stock-based holdings of beneficial owners of more than 5% of our common stock as of December 31, 2024.

Directors	Shares	Percentage
James J. Goetz	234,235	*
Andrea J. Goldsmith	22,176	*
Alyssa H. Henry	56,660	*
Omar Ishrak	69,413	*
Risa Lavizzo-Mourey	43,321	*
Tsu-Jae King Liu	42,027	*
Eric Meurice	—	*
Barbara G. Novick	24,624	*
Steve Sanghi	—	*
Gregory D. Smith	48,717	*
Stacy J. Smith	53,564	*
Lip-Bu Tan	182,410	*
Dion J. Weisler	56,699	*
Frank D. Yeary	99,217	*

Named Executive Officers
Michelle Johnston Holthaus	352,547	*
David A. Zinsner	222,854	*
Christoph Schell	93,250	*
Justin Hotard	34,078	*
April Miller Boise	62,979	*
Patrick P. Gelsinger	645,874	*

Current Directors and Executive Officers
Current Directors and Executive Officers as a group (18 individuals)	1,664,693	*

5% Beneficial Owners
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	385,750,808	8.85%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	341,067,967	7.82%
*     Less than 1%
For our directors and NEOs, the amounts reported under “Shares” include the number of shares subject to RSUs and stock options that become exercisable or vest within 60 days of such date. Except as otherwise indicated below, each owner has sole voting and investment power with respect to the securities listed. The table includes
▪RSUs that vested but are deferred: Dr. Omar Ishrak (7,152), Dr. Risa Lavizzo-Mourey (6,146), Barbara G. Novick (10,419), Gregory D. Smith (26,111), and Frank D. Yeary (25,603);
▪RSUs that will vest in 60 days: James J. Goetz (10,697); Andrea J. Goldsmith (7,403); Alyssa Henry (10,697); Dr. Omar Ishrak (7,403); Dr. Risa Lavizzo-Mourey (7,403); Dr. Tsu-Jae King Liu (7,403); Barbara G. Novick (11,031); Gregory D. Smith (7,403); Stacy J. Smith (10,068); Dion J. Weisler (11,364); Frank D. Yeary (14,806); April Miller Boise (2,723); and
▪Shares over which the named individual has shared voting and/or investment power through individual, family and/or spousal trusts or other accounts: Dr. Omar Ishrak (86), Stacy J. Smith (42,495), Lip-Bu Tan (166,000), Frank D. Yeary (47,998), Justin Hotard (154) and Patrick P. Gelsinger (13,980).
The table excludes shares of Class A common stock of Mobileye Global Inc., an Intel subsidiary, held by our directors and NEOs: James J. Goetz (100,000), Dr. Omar Ishrak (18,000), Dr. Tsu-Jae King Liu (2,500), Lip-Bu Tan (50,000), Frank D. Yeary (54,828), Patrick P. Gelsinger (145,856), Michelle Johnston Holthaus (30,000), and David A. Zinsner (2,500).
For our current directors and executive officers, the table includes 108,401 RSUs that may vest in 60 days.
For our 5% beneficial owners, the table includes:

(# of shares)	Vanguard	BlackRock
Sole voting power	—	309,980,092
Shared voting power	5,253,785	—
Sole investment power	367,966,292	341,067,967
Shared investment power	17,784,516	—
Information based solely on SEC Filing	Schedule 13G/A	Schedule 13G/A
Filing date	February 13, 2024	January 25, 2024

2025 Proxy Statement	33

Audit

Proposal 2 Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee evaluates the independent auditor selection each year and selected Ernst & Young LLP (EY) to serve as our auditor for 2025. EY has served in this role since Intel was incorporated in 1968. EY representatives attended all of the Audit Committee’s meetings in 2024 except meetings subject to attorney-client privilege.
As a matter of good governance, the Board submits the independent audit firm selection for stockholder ratification. If the selection is not ratified by a majority of the voted shares, the Audit Committee will review its future independent registered public accounting firm selection in light of that vote result. Even if the selection is ratified, the committee in its discretion may appoint a different firm at any time during the year if the committee determines that such a change would be appropriate.

The Board recommends that you vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025.

EY Independence. In order to confirm continued auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of our independent registered public accounting firm. The committee concluded that many factors contribute to the continued support of EY’s independence, such as oversight by the Public Company Accounting Oversight Board (PCAOB) through the establishment of audit, quality, ethics, and independence standards in addition to conducting audit inspections; the mandating of reports on internal control over financial reporting; PCAOB requirements for audit partner rotation; and limitations imposed by regulation and by the committee on non-audit services provided by EY. The committee has established, and monitors, limits on the amount of non-audit services that Intel may obtain from EY. Under the auditor independence rules, EY reviews its independence each year and delivers to the committee a letter addressing matters prescribed under those rules.
Pre-Approval Policies. The Audit Committee pre-approves and reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its pre-approval and review of non-audit service fees, the committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.
EY Expected to Attend Annual Meeting. We expect an EY representative to attend the 2025 Annual Meeting, to have an opportunity to make a statement if the representative so chooses, and to be available to respond to appropriate stockholder questions.
Auditor Fees
The following table shows EY billed fees (net of value-added tax and other similar taxes assessed by non-U.S. jurisdictions on EY billed amounts) for services in fiscal years 2023 and 2024, all of which were approved per the Audit Committee’s pre-approval process described in the below report.

Fiscal Year	Audit Fees ($)	Audit-related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)
2024	25,719,400	111,900	248,300	20,000	26,099,600
2023	23,999,800	128,500	416,000	20,000	24,564,300
Services Associated with Fees. Audit Fees relate to professional services provided in connection with the audit of our financial statements and internal control over financial reporting, the review of our quarterly financial statements, registration statements, and audit services provided in connection with other statutory or regulatory filings. Audit-related Fees relate to the performance of the audit or review of our financial statements, and are not included in Audit Fees. Tax Fees relate to services provided for tax compliance and planning. All Other Fees relate to professional fees not included in the categories above.

34

Audit
Considerations in Re-Engaging EY

Alignment with our geographies and business	▪EY staffing presence, depth, and expertise across the 150 countries in which reviews are required and in the geographies with the greatest accounting/finance focus

EY’s high audit quality, performance, and results	▪Evaluations of the nature and quality of EY communications and engagement ▪Quality reviews - e.g., PCAOB inspections, and peer reviews

EY’s track record	▪Accounting and auditing field competence ▪Nature of legal or disciplinary actions affecting EY

EY’s deep institutional company and industry knowledge, experience, and expertise
▪EY’s and key engagement team members’ extensive professional qualifications, experience, and expertise
▪EY’s depth and breadth of understanding of the technology and semiconductor industries, and Intel’s unique business model (global integrated device manufacturer and foundry service provider) and complex accounting policies and practices

Robust independence controls and objectivity
▪Annual independence evaluations, partner rotations, and pre-approval policies and controls
▪EY’s rigorous internal independence monitoring and maintenance process; Intel account personnel adequacy assessments; and key partner (on the engagement) rotations consistent with PCAOB and SEC independence and rotation requirements
▪Audit Committee involvement in and oversight of EY independence
▪EY’s professionalism and objectivity shown in reports/presentations

Impact of engaging a new auditor	▪Significant costs, time commitments, continuity disruption, and management distraction associated with bringing on and extensively educating a new auditor

Appropriateness of EY’s fees	▪EY’s longer tenure offers us an efficient fee structure and more competitive fees relative to our peers as supported by benchmarking and reviews

Non-audit service projects performed by other multinational public accounting & auditing firms
▪Nature, scope, length, complexity, required knowledge, and other public accounting firm non-audit service costs
▪Impact (e.g., significant disruption, lost cumulative knowledge, time to properly onboard, and higher fees) of any needed changes to such service providers from a change in our independent auditor

Regular rotation of primary engagement partner
▪EY’s lead partner for our audit was changed for 2025, and EY’s engagement quality review partner for our audit was changed in 2024
▪Audit Committee and Audit Committee Chair consider the selection of EY’s primary engagement partner when there is a rotation (typically every five years)
▪Process for selecting a primary engagement partner allows for consideration of multiple candidates that meet specified professional, industry, and personal criteria

Benefits of longer-tenured auditor
▪Enhanced audit quality: deeper institutional knowledge and expertise, better geographic overlap and limited other options due to Intel’s size, complexity, and geography
▪Continuity and avoidance of switching costs: management time to bring new auditors up to speed generally, but also with respect to the hundreds of countries that require review
▪No disruption of non-audit workflows: conflicts from consulting contracts on other matters
▪Competitive fees: due to efficiencies and familiarity

Audit Committee and Board Conclusions
Based on the factors listed above, the Audit Committee and the Board believe that EY’s continued retention as our independent registered public accounting firm is in the company’s and our stockholders’ best interests

2025 Proxy Statement	35

Audit
Audit Committee Report
During 2024, only non-management directors (each determined by the Board to be independent under the Nasdaq listing standards) comprised the Audit & Finance Committee (Committee). The Committee operates under a Board-adopted written charter with a purpose to: (i) assist the Board in its general oversight of Intel’s accounting and financial reporting processes; audits of the financial statements, internal control and audit functions; compliance with legal and regulatory requirements and Intel adopted ethical standards; and (ii) represent and assist the Board in its general oversight of Intel’s: treasury activities; financing requirements; capital structure and capital allocation strategies; insurance programs; and tax strategies and compliance.
Management Responsibilities
Management is responsible for the preparation, presentation, and integrity of Intel’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations, and the company’s ethical standards. Intel has a full-time Internal Audit department that reports to the Committee and to management that is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Intel’s system of internal controls related to, for example, the reliability and integrity of Intel’s financial information and the safeguarding of Intel’s assets.
Independent Auditor Responsibilities
EY, Intel’s independent registered public accounting firm, is responsible for performing an independent audit of Intel’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the effectiveness of Intel’s internal control over financial reporting. In accordance with applicable law, the Committee has ultimate authority and responsibility for selecting, compensating, evaluating, and, when appropriate, replacing Intel’s independent audit firm, and evaluates its independence. The Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.
Committee Responsibilities
Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify management’s and the independent audit firm’s activities; nor can the Committee certify that the independent audit firm is “independent” under applicable rules. The Committee serves a Board-level oversight role to help establish the appropriate “tone at the top” and provide advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of Committee members in business, financial, and accounting matters.
Committee Oversight of Financial Reporting
The Committee’s annual agenda includes reviewing Intel’s financial statements, internal control over financial reporting, and audit and other matters. The Committee meets quarterly with EY, Intel’s Chief Audit Executive (CAE), and management to review Intel’s interim financial results (including the use of any non-GAAP measures) before the publication of Intel’s quarterly earnings releases. Management’s and the independent audit firm’s presentations to, and discussions with, the Committee cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent audit firm (including, for example, significant accounting policy changes). The Committee reviews and discusses with management and the CAE Intel’s major financial risk exposures and the steps management has taken to monitor and control such exposures. In accordance with applicable law, the Committee is responsible for establishing procedures for the receipt, retention, and treatment of Intel received complaints regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous Intel employee submissions, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

36

Audit

Committee Oversight of Internal Auditor and Independent Audit Firm
Among other matters, the Committee monitors the activities and performance of Intel’s internal auditors and independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent audit firm can be retained to perform non-audit services.
In accordance with Committee policy and legal requirements, the Committee pre-approves all services to be provided by EY, including audit services, audit-related services, tax services, and other services. In some cases, the full Committee provides pre-approval for as long as a year related to a particular category of service, or a particular defined scope of work subject to a specific budget. In other cases, the Committee has delegated authority to its Chair to pre-approve additional services, and the Chair then communicates such pre-approvals to the full Committee. The Committee is responsible for overseeing the fee negotiations associated with the retention of our independent audit firm. The Committee believes that the continued retention of EY as our independent audit firm is in the best interests of our stockholders.
Committee Oversight of Internal Control Over Financial Reporting
The Committee has reviewed and discussed with management our management’s assessment of and report on the effectiveness of Intel’s internal control over financial reporting as of December 28, 2024, which it made based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework). The Committee also has reviewed and discussed with EY its review and report on Intel’s internal control over financial reporting. Intel published these reports in its 2024 Annual Report on Form 10-K, which Intel filed with the SEC on January 31, 2025.
Required Committee Discussions and Communications
The Committee has reviewed and discussed the audited financial statements for fiscal year 2024 with management and EY, and management represented to the Committee that Intel’s audited financial statements were prepared in accordance with U.S. generally accepted accounting principles. In addition, the Committee has discussed with EY, and EY represented that its presentations to the Committee included, the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB and SEC rules. This review included a discussion with management and EY of the quality, not merely the acceptability, of Intel’s accounting policies, the reasonableness of significant estimates and judgments, and the clarity of disclosure in Intel’s financial statements, including the disclosures related to critical accounting estimates and critical audit matters. EY has provided the Committee with the written disclosures and the letter required by the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and the Committee has discussed with the independent audit firm and management that firm’s independence.
Recommendation
In reliance on these reviews and discussions, and EY’s reports, the Committee recommended to the Board, and the Board approved, the audited financial statements’ inclusion in Intel’s 2024 Annual Report on Form 10-K for filing with the SEC.
Audit & Finance Committee, as of January 31, 2025

Gregory D. Smith, Chair	Andrea J. Goldsmith	Omar Ishrak	Barbara G. Novick	Stacy J. Smith

2025 Proxy Statement	37

Compensation

Proposal 3 Advisory Vote on Executive Compensation (Say-on-Pay)

In accordance with the requirements of Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory basis, the executive compensation of Intel’s named executive officers (NEOs) disclosed in the “Compensation Discussion and Analysis” (CD&A), “Executive Compensation Tables,” and the related notes, and narrative in this proxy statement on pages 42-74. The Board and the Talent and Compensation Committee (Compensation Committee) believe that the policies and practices described and explained in the CD&A reflect our competitive pay strategy, emphasis on incentive-driven pay, and effective use of goals aligned with our business strategy.
At Intel’s 2023 Annual Meeting, a majority of our stockholders voted in favor of holding an advisory vote to approve the executive compensation of our NEOs every year. The Board considered these voting results and decided to adopt (and maintain) a policy providing for an annual advisory stockholder vote to approve our NEOs’ compensation. We are therefore holding this year’s advisory vote in accordance with this policy, and unless the Board modifies its policy on the frequency of holding Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will occur at the 2026 Annual Meeting.
Although this advisory vote to approve the executive compensation of our NEOs is non-binding, the Compensation Committee will carefully assess the voting results. The CD&A in this proxy statement discusses our stockholder engagement efforts over the past year and reflects our commitment to consult directly with stockholders to better understand any significant views expressed in the context of matters voted upon at our annual meetings.

The Board recommends that you vote “FOR” approval of the executive compensation of Intel’s NEOs on an advisory basis.

Compensation Highlights

What We Do
We award performance-based compensation that uses a variety of performance measures and performance periods
We have a substantial majority of executive pay “at risk,” based on a mix of absolute and relative financial, operational, and stock price performance metrics
We have robust stock ownership guidelines for all executive officers
We have clawback policies that apply to our Annual Cash Bonus Plan, equity incentive plans, and other incentive compensation and forfeiture provisions that can be triggered by certain detrimental conduct
We conduct annual Say-on-Pay vote and frequent votes on our 2006 EIP
We require stockholder approval for any cash severance payments to executive officers in excess of 2.99 times base salary plus target bonus opportunity
We conduct comprehensive and regular stockholder engagement
We impose limits on maximum incentive award payouts
Compensation programs are designed to support our business goals and promote our short-term and long-term profitable growth

What We Don’t Do
No excise tax gross-ups
No perquisite-related tax gross-ups for executive officers (except for company-wide benefits such as reimbursement of relocation and housing costs)
No hedging or pledging of Intel common stock by executives or directors
No special retirement plans exclusively for executive officers
No liberal share recycling under the equity incentive plans
No repricing or exchange of underwater stock options without stockholder approval
No excessive executive perquisites

38

Compensation
Compensation Section Roadmap

Compensation Committee Letter See pages 40-41	▪Shares Compensation Committee’s perspective on performance, strategy, and business environment in 2024 and how that shaped compensation decisions and incentive outcomes

Compensation Discussion and Analysis See pages 42-62	▪Discussion of the compensation of the 2024 named executive officers (NEOs)

Executive Summary See pages 42-45
▪Discussion of changes to our leadership team, including the departure of our former CEO in December 2024 and the hiring of our new CEO, Lip-Bu Tan, in March 2025
▪Details 2024 elements of compensation
▪Provides 2024 incentive program results that demonstrate pay-for-performance alignment
▪Discussion of 2024 say-on-pay vote and stockholder engagement

Compensation Setting Process See pages 46-48	▪Details compensation philosophy, governance, and framework

2024 NEO Compensation See pages 48-57
▪Details design of compensation programs (base salary, annual incentive, and equity incentives) that tie pay to performance
▪Discloses individual compensation of Intel’s NEOs in 2024, including pay outcomes

2025 Compensation Program Changes See pages 58	▪Previews changes to 2025 compensation programs

Other Executive Compensation Information See pages 58-62
▪Provides details on other policies and practices related to Intel’s executive compensation programs, including post-employment compensation arrangements, personal benefits/perquisites, stock ownership guidelines, insider trading and hedging/pledging policies, and clawbacks

Compensation Committee Report See page 62
▪Compensation Committee recommendation to the Board that the “Compensation Discussion and Analysis” section be included in this proxy statement and incorporated by reference into Intel’s 2024 Annual Report

Executive Compensation Tables See pages 63-74
▪Summary Compensation Table (page 63)
▪Grants of Plan-Based Awards in Fiscal Year 2024 (page 67)
▪Stock Option Exercises and Stock Vested in Fiscal Year 2024 (page 68)
▪Outstanding Equity Awards at Fiscal Year-End 2024 (page 69)
▪Pension Benefits for Fiscal Year 2024 (page 70)
▪Non-Qualified Deferred Compensation for Fiscal Year 2024 (page 71)
▪Other Potential Post-Employment Payments (page 72)

CEO Pay Ratio See page 75	▪Provides the ratio of the annual total compensation for our former CEO to the annual total compensation of our median employee in accordance with SEC requirements

Pay Versus Performance See pages 76-78
▪Discloses the summary compensation total amount and the amount of “compensation actually paid,” in each case, to our principal executive officers (PEOs) and on an average basis, our Non-PEO NEOs, for the past five years

2025 Proxy Statement	39

Compensation

Compensation Committee Letter
Dear Fellow Stockholders,
We would like to share our perspective on Intel’s performance, strategy, and business environment in 2024 and how that shaped our compensation decisions and incentive outcomes, as well as provide an update on our leadership transition. Our goal is to provide useful context for the full Compensation Discussion and Analysis that follows.
Our Programs Delivered Pay Outcomes that Reflected Our Results

■

2024 was a challenging year for Intel. Entering the year, we understood that we were facing significant headwinds. We set financial targets for 2024 at levels that we believed were challenging and in-line with our operating plan and business strategy. By the end of 2024, despite focused and diligent execution on critical projects by our team, our results for several key metrics did not meet our expectations or the expectations of our stockholders, and the corresponding pay outcomes for our executive team were aligned with our overall performance.
Intel has long maintained pay-for-performance-based executive compensation programs, with a significant portion of compensation in the form of at-risk incentives. Our Executive Annual Performance Bonus Plan (Annual Cash Bonus Plan) and long-term incentive equity awards have been refined over the years, incorporating input from our stockholders, so that payouts each year would accurately reflect our performance. As such, executive pay results were meaningfully below target in 2024. Our Annual Cash Bonus Plan paid out at 38.9% to 45.9% for our named executive officers (NEOs) other than our former CEO, with payouts varying due to the inclusion of individual goals. This was significantly impacted by financial results below threshold for two of the five performance metrics resulting in zero payout for those two metrics. Our PSUs granted in 2022 with a three-year performance period ending at the end of fiscal year 2024, vested at 0% payout level.
We will continue to set challenging goals for both our annual and long-term incentive programs, with goals aligned closely to our go-forward strategy as well as the expectations of our stockholders. The Talent and Compensation Committee (Compensation Committee) and the full Board are acutely aware of the obstacles Intel faces as we endeavor to deliver the results our stockholders expect. We will continue to incorporate and set incentive compensation plan metrics and goals at levels that properly incentivize our executives to meet and exceed those expectations, while maintaining a strong alignment between their rewards and the outcomes they deliver.

40

Compensation

Leadership Transitions

■

We also implemented a significant shift in our leadership team this year, which is described below. Intel is in a period of transformation, and it is critical that we continue building momentum in our product portfolio and foundry capabilities while driving greater efficiency and improved profitability. The Compensation Committee undertook a thorough process to ensure appropriate compensation decisions were made to support the Chief Executive Officer (CEO) transition.
On December 1, 2024, Patrick P. Gelsinger resigned as our CEO. The Board had discussions with Mr. Gelsinger regarding his decision to resign, and ultimately decided to provide him with certain severance payments consistent with the benefits he would have received had his employment been terminated by the company without cause under his offer letter and additionally, a prorated bonus for 2024 reflecting his term of service for the year and subject to the actual performance achieved by the company. To secure these benefits, Mr. Gelsinger entered into an agreement with Intel under which he agreed to several key considerations for the business. Further details are provided under the section “CEO Transition” below.
Michelle Johnston Holthaus and David Zinsner served as Interim Co-CEOs of the company during the transition period. For this service, and consistent with market practice, they will each receive a one-time cash payment of $1.5 million at the end of the first quarter of 2025. Ms. Johnston Holthaus was also appointed as CEO of the Intel Products business.
In March 2025, we were excited to welcome accomplished technology leader and semiconductor expert Lip-Bu Tan as our new CEO. The Compensation Committee structured Mr. Tan’s compensation to be substantially contingent on the sustained creation of stockholder value. In addition, the compensation structure was designed to align with prior feedback received from stockholders regarding executive pay and new hire awards.
Mr. Tan’s compensation, including ongoing long-term incentive equity awards as well as new-hire equity awards, is described below under the section “CEO Transition.” Almost all of his new-hire equity awards are contingent upon meeting performance targets that require growth in stockholder value that is both substantial in the absolute and relative to the broad market and would result in significant value delivered to our stockholders. Mr. Tan’s distinctive experience and history of leadership in our industry positions him to guide Intel into the future.
The Compensation Committee looks forward to continuing its dialogue with stockholders – your feedback is a key input to our deliberations.
Sincerely,
The Talent and Compensation Committee

Dion J. Weisler Chair

James J. Goetz Member

Alyssa H. Henry Member

Risa Lavizzo-Mourey Member

Steve Sanghi Member (effective February 13, 2025)

2025 Proxy Statement	41

Compensation

Compensation Discussion and Analysis
This section of the proxy statement explains how the Compensation Committee oversees our executive compensation programs and discusses the compensation earned by Intel’s named executive officers (NEOs), as presented in the “Executive Compensation Tables” section.
2024 NEOs

Michelle Johnston Holthaus CEO, Intel Products and Former Interim Co-CEO (December 1, 2024 through March 18, 2025)	David A. Zinsner Executive Vice President and Chief Financial Officer and Former Interim Co-CEO (December 1, 2024 through March 18, 2025)

Christoph Schell Executive Vice President, Chief Commercial Officer (CCO), and GM, Sales, Marketing and Communications Group (SMG)	Justin Hotard Former Executive Vice President and General Manager (GM), Data Center and Artificial Intelligence Group (DCAI) (through March 1, 2025)

April Miller Boise Executive Vice President and Chief Legal Officer	Patrick P. Gelsinger Former CEO of Intel (through December 1, 2024)
Executive Summary
CEO Transition
Departure of Prior CEO
On December 1, 2024, Patrick P. Gelsinger resigned as the CEO of Intel and as a member of the Board. The Board had discussions with Mr. Gelsinger regarding his resignation from the company, and the Board ultimately decided to provide Mr. Gelsinger with certain severance payments consistent with those benefits he would have received had his employment been terminated by the company without cause under his offer letter and additionally, a prorated bonus for 2024 (paid based on actual performance results) given the significant amount of time he served in his role in 2024 before his departure (i.e., 11 of 12 months in the performance period) and his many years of service at Intel. Further, such payments were in exchange for Mr. Gelsinger’s entering into a Retirement and Separation Agreement pursuant to which Mr. Gelsinger agreed to: (i) provide a release of claims in favor of the company; (ii) affirm obligations pertaining to confidentiality and intellectual property; and (iii) litigation cooperation provisions. Under the agreement, Mr. Gelsinger was provided severance payments equal to:

$7,031,250, payable in installments over an 18-month period in accordance with the company’s payroll practices, representing
$822,200, representing payout of 26.1% (actual performance) of his prorated (11/12) annual cash bonus target for 2024, paid at the same time such bonuses were payable to other executives of the company
Total Severance of $7,853,450
18 months of his annual base salary of $1,250,000	1.5 times his target cash bonus opportunity of $3,437,500
Mr. Gelsinger forfeited all his outstanding unvested equity awards, including his new hire awards.
Appointment of Interim Co-CEOs
Upon the departure of Mr. Gelsinger as CEO, the Board appointed Michelle Johnston Holthaus and David Zinsner as Interim Co-CEOs (Interim Co-CEOs), which position they held until Lip-Bu Tan was appointed as CEO effective in March 2025. For their service as Interim Co-CEO, Ms. Johnston Holthaus and Mr. Zinsner will each receive a one-time cash payment of $1,500,000, payable at the end of the first quarter of 2025. This payment will be reported in the Summary Compensation Table for the company’s 2026 annual meeting of stockholders.

42

Compensation
Selection of Lip-Bu Tan to serve as CEO
Effective March 18, 2025, Lip-Bu Tan became Intel’s CEO. Mr. Tan is an accomplished technology leader with extensive semiconductor industry experience and is deeply familiar with Intel, having served on our Board from September, 2022 until August, 2024. When constructing his compensation package, the Compensation Committee considered feedback previously received from stockholders, Mr. Tan’s strong experience and knowledge of Intel, the competitive market for semiconductor executive talent, and Intel’s pay-for-performance philosophy. The committee believes Mr. Tan’s compensation package provides an appropriate compensation opportunity given the work required to position Intel for the future, which Mr. Tan can realize only if Intel performs exceptionally on both a relative and absolute basis over the long-term. The design of the new-hire equity awards emphasizes vehicles that are highly performance-oriented and aligned with stockholder outcomes over the long-term incorporating (i) performance-based options that are tied to performance outcomes relative to the S&P 500 over a period up to five years, and (ii) PSUs that are tied to a combination of absolute and relative performance with long-term vesting over five years. Further, Mr. Tan has agreed to purchase from Intel within 30 days of his start date Intel shares with a value of $25,000,000, which he must hold through each New Hire PSU vesting date for such PSUs to vest.
Mr. Tan is not included in this proxy statement’s Executive Compensation Tables as he was not a NEO in 2024. His compensation package is summarized in the table below, and full details are provided in a Form 8-K dated March 14, 2025:

2025 CEO Compensation
Pay Element and Target Value	Vesting Terms	Key Characteristics
Base Salary $1,000,000	—	—
Annual Cash Bonus 200% of Base Salary	—	▪Payout is determined by financial and operational performance
Performance Stock Units (PSUs) $14,400,000 (60% of long-term incentive (LTI) mix)	Relative TSR vs. S&P 500 over Three-Year Period	▪Reflects redesigned PSU program for 2025 aligned with the 2025 PSU Awards granted to other NEOs ▪Subject to the same vesting terms as the 2025 PSU Awards granted to other NEOs
Nonqualified Stock Options $9,600,000 (40% of LTI mix)	Annual over Three Years	▪Receiving stock options in lieu of time-vesting RSUs that other NEOs were granted for 2025 LTI ▪Options ensure that CEO does not realize any value unless stock price increases
One-Time New-Hire Awards
Pay Element and Target Value	Vesting Terms	Key Characteristics
New Hire rTSR Options $25,000,000	Annual over Five Years and Years Three, Four, and Five Earned Based on Relative TSR vs. S&P 500
▪Requires absolute stock price growth for award to have any value
▪First two tranches vest at target and for each of the last three tranches, vesting is based on Intel’s TSR relative to the TSR of S&P 500 for the period starting from the grant date through the applicable vesting period, and target payout for each vesting period requires rTSR to be at least the 55th percentile
▪Aggregate payout opportunity under the option award is +/-50% based on rTSR performance metric

New Hire PSUs $17,000,000	Stock Price Growth over Three-Year Period; Earned Amount Vests 50% at Year Three, 25% at Year Four, and 25% at Year Five
▪Requires absolute stock price growth for any award to be earned, and both absolute stock price growth and relative outperformance for payouts above target to be realized
▪Payout based on stock price achievement after three years:
▪Threshold: 0% payout if the stock price does not increase
▪Target: 100% payout for doubling the stock price
▪Maximum: 300% payout for tripling the stock price
▪Requires Intel’s relative TSR vs. the S&P 500 to be at least in the 55th percentile for any payout above target

2025 Proxy Statement	43

Compensation
Other Changes to our Leadership Team
Appointment of CEO, Intel Products
On December 1, 2024, Ms. Johnston Holthaus was also appointed as CEO, Intel Products. The Compensation Committee ensured the compensation package for her new role was market competitive. Accordingly, commencing January 1, 2025, Ms. Johnston Holthaus’ annual base salary increased to $1,000,000, her annual cash bonus target opportunity increased to 200% of her base salary, or $2,000,000, and her annual long-term incentive equity award target value increased to approximately $16,000,000. She also received a one-time award of restricted stock units with an aggregate target value of approximately $5,000,000. In addition to being eligible to receive severance benefits pursuant to the terms and conditions of the Intel Corporation Executive Severance Plan, Ms. Johnston Holthaus will also be eligible for such benefits if she resigns for good reason within two years following the appointment of Intel’s new CEO, subject to her execution and non-revocation of a release of claims in favor of Intel.
New Executive Officer in 2024 - EVP and GM, DCAI
On February 1, 2024, the company hired Justin Hotard to fill the role of Executive Vice President and GM, Data Center and AI. He had more than 20 years of experience driving transformation and growth in computing and data center businesses and was a leader in delivering scalable AI systems for the enterprise. Mr. Hotard resigned and departed from the company in March 2025 to pursue another opportunity. Pursuant to his offer letter, Mr. Hotard was granted a make-whole award of $6,500,000 in the form of equity awards and a cash bonus, which represents less than the approximately $7 million he forfeited from his prior employer. This make-whole award was composed of approximately $5,000,000 in RSUs vesting annually over three years, and a cash bonus of $1,500,000. In connection with his departure from Intel in March 2025, he forfeited the unvested portion of his make-whole equity awards. He also repaid a prorated portion of the make-whole cash bonus amount ($691,518) as a result of his departure occurring within two years of the bonus payment date.
2024 Elements of Pay
The following table lists the pay elements of our NEOs’ 2024 programs and the purpose each served:

Pay Element	Purpose	Performance Period	2024 Performance Metric

Base Salary	Designed to be market-competitive and attract and retain talent	Annual	—

Annual Cash Bonus	Incentivize achievement of Intel’s near-term financial and operational objectives, consistent with Intel’s longer-term goals	Annual
Payout opportunity is 0-200% of target based on:
▪Former CEO: four metrics (25% each):
▪Revenue
▪Gross Margin Percentage
▪Group Operating Income
▪One Intel Operational Goals
▪Other NEOs: same four metrics above plus Individual Objectives and Key Results (20% each)

Performance Stock Units (PSUs) (60% of LTI mix for NEOs (80% for former CEO))	Designed to reward long-term profitability and long-term performance relative to peers, create alignment with stockholders, and facilitate executive retention	Three Years
Payout opportunity is 0-200% of target based on:
▪Revenue growth percentage (weighted 60%)
▪Cash flow from operations (weighted 40%)
▪Three-year TSR modifier relative to S&P 500 Index and three-year Revenue CAGR modifier (+/- 25 percentage points (ppts) cumulative impact)
▪Cap at target if our absolute TSR is negative

Restricted Stock Units (RSUs) (40% of LTI mix for NEOs (20% for former CEO))	Facilitates stock ownership, executive retention, and stockholder alignment	Over Three Years (annual vesting)	▪Stock Price

44

Compensation
2024 Incentive Program Results
As discussed in “2024 NEO Compensation” on page 48, our 2024 executive compensation programs were structured to provide strong pay-for-performance alignment as evidenced by recent payouts. As shown on the following table, below-threshold performance on gross margin percentage and group operating income and below-target performance on revenue and operational performance contributed to annual cash bonus payouts of less than 50% of target, and below threshold performance on net cash provided by operating activities (cash flow from operations, or CFFO) contributed to below-target results for fiscal year 2024 of the three-year performance periods for the 2022 PSUs, 2023 PSUs, and 2024 PSUs.
Payout was 0% for the 2022 PSUs with a three-year performance period ending in 2024 as a result of below target performance on the annual performance goals and the below threshold performance for both of the three-year modifiers.

Pay Element	2024 Results	Performance Summary

2024 Annual Cash Bonus	42.9% Average for NEOs (other than former CEO)
Payout reflects:
▪below-threshold financial results for gross margin and group operating income, including as a result of higher than expected impairment charges and accelerated depreciation as well as lower revenue, higher unit costs, and higher period charges;
▪below-target financial results for revenue, with revenue down $1.1 billion, or 2%, from 2023 due to lower all other revenue (driven by decreases in Altera and Mobileye revenue) and lower Intel Foundry revenue, partially offset by higher Intel Products revenue; and
▪performance achieved at 72.3% on One Intel operational goals, excluding the RISE 2030 scores (see “One Intel Operational Goals” on page 51)
Average payout for NEOs other than Mr. Gelsinger also reflects an average of 110% achievement for individual objectives and key results emphasizing long-term strategic transformation initiatives rather than achieving annual financial targets (see “Individual Performance Goals” on page 53)

PSUs Granted in 2022 (vested 1/31/2025)	0%
Payout at 0% of target due to an average performance for the annual performance goals of approximately 50% and below threshold performance for both of the three-year modifiers, which impacted the payout by -50%

Year 3 of 2022 PSUs (vested 1/31/2025) Year 2 of 2023 PSUs (vesting 1/31/2026) Year 1 of 2024 PSUs (vesting 1/31/2027)	19%
Performance for the 2022 PSUs’ third year, the 2023 PSUs’ second year, and the 2024 PSUs’ first year, of each of their three-year performance periods, resulted in a 19% score for 2024 as to the revenue growth percentage and CFFO metrics; the 2022 PSUs, 2023 PSUs, and 2024 PSUs are each subject to two modifiers that can each impact the final results of the two financial metrics at the end of the respective three-year performance period: (i) for the 2022 PSUs and 2023 PSUs, by plus or minus 25 points and (ii) for the 2024 PSUs, such that the cumulative impact of the two modifiers cannot exceed plus or minus 25 points

2024 Say-on-Pay Vote and Stockholder Engagement
At our 2024 Annual Meeting, we were pleased that our Say-on-Pay vote received over 88% support after extensive efforts to implement stockholder feedback in 2023. We continue to prioritize regular dialogue with our stockholders through a year-round engagement cycle. In 2024, we engaged with stockholders in the Spring leading up to our 2024 Annual Meeting, and again in the Fall. Details on our engagements in 2024 can be found under “Stockholder Engagement” on page 28.
While our stockholder base is broad and has varying perspectives on many issues, our stockholders were generally supportive of our current program design, and there were no common requests for changes to our executive compensation programs. Due to this widespread support of our compensation practices, stockholders instead sought to focus the majority of these Fall meetings on other topics. A few refinements were nevertheless made to our programs for 2025 to align compensation to our strategy, strengthen our pay-for-performance linkage, and provide further alignment with stockholders’ long-term interests, the details for which are described under “2025 NEO Compensation Program Changes” on page 58. These refinements include a redesigned long-term incentive equity program that includes PSUs that vest based on the company’s three-year relative TSR, which is in line with our previously disclosed commitment to return to multi-year goal setting by fiscal year 2025. Detail on all feedback received in stockholder engagements, including items unrelated to compensation, is included in “Stockholder Engagement” on page 28. We look forward to continuing an ongoing dialogue on compensation and greatly value stockholders’ feedback.

2025 Proxy Statement	45

Compensation
Compensation Setting Process
Pay Philosophy and Elements of Compensation
The principal elements of our pay-for-performance philosophy include a competitive pay positioning strategy, a heavy emphasis on incentive-driven pay, and goals that are appropriately aligned with our business strategy (in terms of both selection and attainability), as evidenced by the following program components.
▪Total direct compensation opportunities are designed so that a substantial portion of executive pay is variable or “at risk,” based primarily on specific financial metrics or stock price performance over the long term.
▪To further align our executives’ interests with those of our stockholders, the Compensation Committee has structured compensation so that the proportion of variable cash and equity-based pay increases with higher levels of responsibility.
▪By using financial, operational, and stock price measures such as revenue, gross margin, group operating income, cash flow from operations, One Intel goals, and relative TSR, our incentive plans provide a clear and quantifiable link to operational performance with the goal of creating long-term stockholder value.
The competition for executive talent in the technology sector continued to intensify through a multi-year cycle that brought advanced nodes to market, expanded chip use-cases, and new entrants to semiconductor design and manufacturing. In addition to continuing to compete for talent against other successful, established technology companies, we increasingly face an even more competitive landscape as some of our largest customers have begun using their own silicon designs and as a wide range of smaller, high-growth companies focused on emerging technologies continue to develop. The Compensation Committee believes that a competitive, target total direct compensation opportunity is critical to attract, retain, and reward the executive talent crucial to driving value for our stockholders. To that end, total compensation is designed to be competitive with a peer group of companies all vying for the top technical and leadership talent in the world. Adjustments to each individual’s pay position take into account our desire to compensate our executive officers based upon performance, criticality of role, and experience, while fairly balancing internal and external pay equity considerations among executive roles.
Our executive compensation elements for 2024 included base salary, an annual cash bonus, and long-term incentive equity awards consisting of annual RSUs and PSUs. Details of each of these pay elements are provided below in “Cash Compensation” on page 48 and “Equity Incentives” on page 54.
We also provide a competitive benefits package that includes health care, retirement benefits, financial planning, life insurance, and other programs consistent with market practice that are designed to allow our executive officers to maximize time and attention on activities designed to increase stockholder value.
We believe that the sum of these components links the pay of our executive officers to the performance of our company and enables Intel to attract and retain the very best talent in a highly competitive market.
Intel’s Executive Compensation Governance Process
The Compensation Committee determines the compensation for our executive officers. It also designs executive compensation programs and reviews and determines all components of each executive officer’s compensation. The committee consults an independent compensation consultant. See “Use of Independent Compensation Consultant” below. The committee also consults with management and Intel’s Compensation and Benefits Group regarding executive and non-executive employee compensation plans and programs, including administration of our equity incentive plans.
Executive officers do not propose or seek approval for their own compensation. Our CEO makes a recommendation to the Compensation Committee on the base salary, annual incentive cash compensation targets, and equity awards for each executive officer other than himself, based on his assessment of each executive officer’s performance during the year and our CEO’s review of, among other things, competitive data gathered from peer group data and executive compensation surveys. Our CEO documents each executive officer’s performance during the year, detailing accomplishments, areas of strength, and areas for development. He then bases his evaluation on his knowledge of the executive officer’s performance, a self-assessment completed by the executive officer, and input from employees who report directly to the executive officer. Intel’s Chief People Officer and the Compensation and Benefits Group assist our CEO in developing the executive officers’ performance reviews and reviewing market compensation data to determine the compensation recommendations.
Annual performance reviews of our CEO are conducted by the non-employee directors acting as a committee of the whole Board. For our CEO’s review, formal input is received from the non-employee directors and senior management. Our CEO also submits a self-assessment focused on pre-established objectives agreed upon with the Board. The non-employee directors meet as a group in executive sessions to prepare the review, which is completed and presented to our CEO. The Compensation Committee uses this evaluation to determine in executive session our CEO’s base salary, annual incentive cash compensation target, and equity awards.

46

Compensation
Performance reviews for our CEO and our other executive officers consider these and other relevant topics that may vary depending on the role of the individual officer:
▪Strategic Capability. How well does the executive officer identify and develop relevant business strategies and plans?
▪Execution. How well does the executive officer execute strategies and plans?
▪Leadership Capability. How well does the executive officer lead and develop the organization and people?
▪Cultural Attributes. How well does the executive officer demonstrate strong cultural attributes?
External Competitive Considerations for 2024
To assist the Compensation Committee in its review of executive compensation in early 2024, Semler Brossy, in conjunction with Intel’s Compensation and Benefits Group, provided compensation data compiled from executive compensation surveys, as well as data gathered from annual reports and proxy statements from companies that the committee selected as a peer group for executive compensation analysis purposes. The historical compensation data was adjusted to arrive at current-year estimates for the peer group. The committee used this data to compare the compensation of our NEOs to that of the individuals holding comparable positions at the companies in the peer group and make informed decisions.
Peer Group
The peer group used for benchmarking compensation is focused exclusively on technology companies, as we primarily compete for talent with other technology companies. Effective July 2024, the Compensation Committee approved the addition of Hewlett Packard Enterprise and the removal of Oracle Corporation from our compensation peer group to create a peer group that represents the most relevant key competitors for executive talent in the technology industry. Following these changes our peer group continued to consist of 17 technology companies. The committee selected our peers based on size, strategic relevance, business scope and comparability, and R&D investment. The committee focused on a pure technology peer group because of their greater relevance, the fact that pay practices at technology companies differ from those of non-technology companies, and because our talent pool movement is primarily within the technology industry. While no one individual company is a perfect match for Intel’s size and business, the peer group on aggregate reflects a snapshot of the market Intel competes with for executive talent.
The table below shows information for our current technology peer group:

Company	Reported Fiscal Year	Revenue ($ in billions)	Net Income (Loss) ($ in billions)
Intel 2024	12/28/2024	53.1	(18.8)
Intel 2024 Percentile		42nd	0th
Technology Peer Group
Advanced Micro Devices, Inc.	12/28/2024	25.8	1.6
Alphabet Inc.	12/31/2024	350.0	100.1
Amazon.com Inc.	12/31/2024	638.0	59.2
Apple Inc.	9/28/2024	391.0	93.7
Applied Materials, Inc.	10/27/2024	27.2	7.2
Broadcom, Inc.	11/3/2024	51.6	5.9
Cisco Systems, Inc.	7/27/2024	53.8	10.3
Dell Technologies, Inc.	2/2/2024	88.4	3.2
Hewlett Packard Enterprise	10/31/2024	30.1	2.6
HP Inc.	10/31/2024	53.5	2.8
International Business Machines Corporation	12/31/2024	62.8	6.0
Meta Platforms, Inc.	12/31/2024	164.5	62.4
Micron Technology, Inc.	8/29/2024	25.1	0.7
Microsoft Corporation	6/30/2024	245.1	88.1
NVIDIA Corporation	1/26/2025	130.5	72.9
Qualcomm Incorporated	9/29/2024	39.0	10.1
Texas Instruments Incorporated	12/31/2024	15.6	4.8

2025 Proxy Statement	47

Compensation
Use of Independent Compensation Consultant
The Compensation Committee engaged Semler Brossy throughout 2024 as its independent executive compensation consultant. Semler Brossy advises the Compensation Committee on all matters related to the compensation of our executive leadership team. The consultant’s advisory services include providing benchmarking analysis for our peer group and other relevant market data in our industry and helping the committee interpret this data, as well as providing advice and analysis on executive compensation strategy and design and our leadership transitions.
The consultant reported directly to the Compensation Committee and interacted with management at the committee’s direction. Semler Brossy did not perform work for Intel in 2024 except under its engagement by the committee and the Governance Committee (advising on director compensation). The committee assessed its consultant under factors set forth in the SEC’s rules and concluded that Semler Brossy was independent, and that the firm’s work in 2024 for the committee did not raise any conflicts of interest.
2024 NEO Compensation
Our NEO executive compensation programs consist of several different elements that serve to attract, retain, and motivate our executives. They align pay with performance and award executives in the form of cash and equity incentives as explained in detail below.
Cash Compensation
The Compensation Committee’s decisions related to base salary and annual incentive cash compensation are focused on ensuring pay is aligned to the market and reflective of company and individual experience and performance. Some of the committee’s considerations include the executive officer’s pay relative to the market, internal pay equity, criticality of role, experience, and an assessment of the executive’s performance across our three key measures: results, culture, and learning. For 2024, the NEOs’ (other than Mr. Hotard and Ms. Miller Boise who were not NEOs prior to 2024 and Mr. Gelsinger) base salary and annual cash bonus target opportunity were incrementally increased from the prior year, based on the committee’s assessment of the NEOs compensation compared to market levels of compensation.
Base Salary
The table below shows the base salary for our NEOs for 2024, as compared with their approved base salary for 2023, with the exception of Mr. Hotard and Ms. Miller Boise who were not NEOs in 2023.

Name	2024 Base Salary ($)	2023 Base Salary ($)	% Change 2024 vs. 2023
Michelle Johnston Holthaus	850,000	825,000	3.0%
David A. Zinsner	850,000	825,000	3.0%
Christoph Schell	850,000	825,000	3.0%
Justin Hotard	825,000	N/A	N/A
April Miller Boise	750,000	N/A	N/A
Patrick P. Gelsinger	1,250,000	1,250,000	—
2024 Base Salary. Amounts reflect the ending annualized base salaries of the NEOs, which for the NEOs other than Messrs. Hotard and Gelsinger and Ms. Miller Boise, reflect increases to their base salaries effective April 1, 2024.
2023 Base Salary. Amounts reflect the approved base salaries for NEOs in early 2023 and do not reflect the impact of the austerity measures on the NEOs’ base salaries as described in more detail in last year’s proxy statement.
Annual Incentive Cash Compensation
In February 2024, the Compensation Committee approved the 2024 performance metrics and the goals under the Intel Corporation Executive Annual Performance Bonus Plan (Annual Cash Bonus Plan). In determining the performance metrics and the goals under the Annual Cash Bonus Plan, the committee considered whether the existing performance metrics were adequately linked to corporate strategy and drove appropriate incentives and whether any other metrics would be appropriate to add. The committee replaced the spend reduction metric with a group operating income metric for Intel Foundry, Intel Products, and Intel Corporate to align the Annual Cash Bonus Plan with our strategy for 2024. The NEO’s group operating income metric is based on Intel Corporate (representing consolidated company results), other than with respect to Ms. Johnston Holthaus and Mr. Hotard’s group operating income metric, which is based on Intel Products (combined segment results of our three product operating segments). The maximum payout opportunity under the Annual Cash Bonus Plan is 200% of the executive’s target opportunity.

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Compensation
The table below shows the target opportunities for our NEOs under the 2024 Annual Cash Bonus Plan as compared to the approved target opportunity for 2023, with the exception of Mr. Hotard and Ms. Miller Boise who were not NEOs in 2023.

Name	2024 Annual Cash Bonus Target (% of Base Salary)	2024 Annual Cash Bonus Target Amount ($)	2023 Annual Cash Bonus Target Amount ($)	% Change 2024 vs. 2023
Michelle Johnston Holthaus	175%	1,476,600	1,410,800	4.7%
David A. Zinsner	175%	1,476,600	1,410,800	4.7%
Christoph Schell	175%	1,476,600	1,410,800	4.7%
Justin Hotard	170%	1,402,500	N/A	N/A
April Miller Boise	175%	1,312,500	N/A	N/A
Patrick P. Gelsinger	275%	3,437,500	3,437,500	—%
2024 Annual Cash Bonus Target Amount. The amounts included in this column are based on a percentage of actual base salary paid for 2024, which amounts differ from the amounts included as annual base salary on page 48 above for Ms. Johnston Holthaus and Messrs. Zinsner and Schell because the increases in their base salaries for 2024 became effective on April 1, 2024.
2023 Annual Cash Bonus Target Amount. Amounts reflect the approved annual cash bonus targets for NEOs in 2023 and do not reflect the impact of the austerity measures on the NEOs’ annual cash bonus targets.
Gelsinger Prorated Bonus. Mr. Gelsinger remained eligible for a pro-rated portion of his annual cash bonus for 2024 (based on actual performance) following his resignation from the company effective December 1, 2024.
2024 Annual Cash Bonus Plan Metrics
A summary of the metrics and how they align to our long-term strategy is presented below.

Metric	Weight	Why Included in our Annual Cash Bonus Plan
Revenue (Non-GAAP)	20%	▪Aligns to our growth strategy and gives us the ability to measure our progress against our financial plans set early in the year
Gross Margin Percentage (Non-GAAP)	20%	▪Ensures that growth is additive to the bottom line and gives us the ability to measure our progress against our financial plans set early in the year
Group Operating Income (Non-GAAP)	20%
▪Aligns with our corporate strategy by focusing on operating income aligned to the company’s three major groups:
▪Intel Corporate - the company’s consolidated operating income;
▪Intel Products - combined segment operating income results of our three product operating segments; and
▪Intel Foundry - segment operating income (loss) for our foundry segment

One Intel Operational Goals	20%
▪Goals represent key deliverables or milestones that position the company to successfully execute our long-term strategic objectives
▪Includes five operational goal categories that apply across all business groups to promote a “One Intel” mindset
▪The five categories include: financial stability, product leadership, build foundry, create foundations for tomorrow’s One Intel, and RISE 2030 related goals. These goals cascade throughout our organization and are a core aspect of how we manage the company
▪For 2024, RISE 2030 related results were included the final One Intel Operational Goals scoring for our NEOs only if the average payout percentage for Revenue and Gross Margin Percentage performance is greater than or equal to 100%

Individual Performance Goals	20%
▪Provides ability to further promote strong execution of our strategy and drive differentiation in the plan results based on our NEOs’ individual contributions to Intel during the performance period
▪Each NEO’s performance is assessed against the individual’s 2024 pre-established objectives

Gelsinger Annual Bonus Design. The Annual Cash Bonus Plan design for Mr. Gelsinger, our former CEO, did not include individual performance goals, and each of the four metrics—revenue, gross margin percentage, group operating income, and One Intel operational goals—was weighted 25%.

2025 Proxy Statement	49

Compensation
Financial Metrics and Goals
The Compensation Committee strives to set challenging yet realistic performance goals for incentive compensation. The threshold, target, and maximum goals for the performance metrics under the Annual Cash Bonus Plan were established at the start of 2024. When setting targets, the Compensation Committee consults with management and external advisors, and considers our operating plan, the broader macroeconomic environment, and the expectations of our stockholders. The Compensation Committee decided to replace the spend reduction performance metric with a new group operating income metric to align the Annual Cash Bonus Plan with our strategy for 2024.
Our company did not perform to our expectations in 2024. Among other things, the company achieved below-threshold financial results for gross margin and group operating income, including as a result of higher than expected impairment charges and accelerated depreciation as well as lower revenue, higher unit costs and higher period charges. The company also achieved below-target financial results for revenue, with revenue down $1.1 billion, or 2%, from 2023 due to lower all other revenue (driven by decreases in Altera and Mobileye revenue) and lower Intel Foundry revenue, partially offset by higher Intel Products revenue. Intel Products achieved below-threshold financial results for group operating income as even though the results exceeded those of 2023, they were below the threshold set for 2024 performance, including as a result of higher period charges and higher unit costs in the CCG and DCAI segments of Intel Products.
The graphs below provide details on the targets set— linear interpolation is used for performance between listed outcomes—and actual performance results for the financial performance metrics applicable to our NEOs.

Payout Percentage		Threshold 0%	Target 100%	Maximum 200%	Actual Score

Actual Achievement: $53.1 billion

Revenue (Non-GAAP)					32%

		$51.5 billion	$57.5 billion	$61.5 billion

Actual Achievement: 36%
Gross Margin Percentage (Non-GAAP)
0%

		41%	46%	50%

Actual Achievement: $-0.3 billion
Relevant Group Operating Income	Intel Corporate (Non-GAAP)
0%

		$4.5 billion	$6.4 billion	$8.1 billion

Actual Achievement: $13.2 billion
Intel Products (Group)
0%

		$13.5 billion	$16.1 billion	$18.0 billion

Non-GAAP and Group Measures. Non-GAAP Revenue is the company’s reported consolidated GAP revenue for 2024 (i.e., no adjustments to GAAP revenue were made in 2024). Non-GAAP Gross Margin Percentage (36.0%) is the company’s consolidated GAAP gross margin percentage (32.7%) after adjustment for acquisition-related adjustments (+1.7%) and share-based compensation (+1.6%). Intel Corporate non-GAAP Operating Income ($-0.3 billion) is the company’s reported consolidated GAAP operating income (loss) ($-11.7 billion) after adjustment for acquisition-related adjustments ($+1.0 billion), share-based compensation ($+3.4 billion) and restructuring and other charges ($+7.0 billion). Intel Products Operating Income ($+13.2 billion) is the reported operating income (loss) for the company’s Intel Products operating group. Additional details can be found in our earnings release for the fiscal year ended December 28, 2024, which release is not incorporated by reference herein.

50

Compensation
One Intel Operational Goals
As a global designer and manufacturer of semiconductor products, our strategy is focused on product competitiveness, open platforms, manufacturing at scale, and our people. Our One Intel operational goals are established to reflect these critical business priorities and leading indicators measuring our progress toward our long-term transformational journey. For 2024, there were five operational goal categories. The operational goals apply across all business groups to promote a “One Intel” mindset and fall into five categories: financial stability, product leadership, build foundry, create foundations for tomorrow’s One Intel, and RISE 2030 related goals. Within each of the five key categories, there were another three to five specific and measurable objectives.
Four of the operational categories—financial stability, product leadership, build foundry, create foundations for tomorrow’s One Intel—can score at target 22.5 points, 35 points, 22.5 points, and 20 points, respectively, in determining the final payout. The RISE 2030 related goals category overlays the outcome of those four operational categories and together can increase the total One Intel operational score earned by a total of 20 points at target. For 2024, the NEOs were only eligible to include the RISE 2030 results in the final One Intel Operational Goals scoring if the average payout percentage for both the Revenue and Gross Margin Percentage performance was greater than or equal to 100%.
Scoring Methodology
The five One Intel operational categories consist of specific, measurable objectives, which together comprise a “balanced scorecard” framework for measuring our operational performance. The goals under the objectives represent key milestones that position the company to successfully execute our long-term strategic objectives. Each of the objectives has a number of sub-goals that are weighted based on priority. A scoring factor ranging from 0x to 2x can be earned for each sub-goal, with a score of 1x indicating on-target completion of our goals. A score of 0.5 may be awarded for partial completion, whereas a score of 2x indicates exceptional achievement.
Each of the objectives is intended to be rigorous to incentivize our NEOs and employees to achieve results that drive our long-term strategic objectives. Consistent with that rigorous goal setting, results below target, including in some instances as a result of changed circumstances through the year, can still represent meaningful progress toward our long-term strategic objectives.
These objectives are reviewed and approved at the beginning of the year by the Compensation Committee. Progress against the objectives is reviewed quarterly at the executive leadership meetings and regularly shared with the Compensation Committee throughout the year. At the conclusion of the fiscal year, scores are tabulated based on performance as determined and assessed by our CEO and management and presented to the Compensation Committee for final review and approval.
Competitive Concerns
Certain One Intel operational goals represent highly confidential information. The company transacts business in the highly competitive semiconductor industry, and disclosure of the continued forward-looking targets and product-specific operational goals could cause irreparable competitive harm to the company by providing competitors insight into the internal goals related to the company’s products and business initiatives, particularly as many of our product and technology goals are based on milestones that are part of a capital intensive, multi-year R&D effort. Disclosure would allow competitors to more effectively glean specific strategies and adjust their own operational objectives or take other measures, such as modifying the timing of competing product launches or commercialization strategies, or instituting particular sales or marketing programs, which could hinder, delay, or frustrate the achievement of the company’s strategic operational objectives. We do not elsewhere publicly disclose the specifics of these operational goals that involve products that have not been qualified for production or release, cost, manufacturing targets and dates, and product release dates.
Consequently, in the table below, we have strived to provide stockholders with greater visibility into the One Intel operational goals where practical, while balancing the competitive concerns noted above. Stockholders we engaged with through recent engagement meetings have provided feedback that they understand and support this balanced approach.

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Compensation
Summary of Results
The following table summarizes the categories of our One Intel operational goals (and their importance to our strategy), our 2024 key results for each goal, and the points scored for each goal for the NEOs.

Operational Goal	Key Results	Score/Target Points

Rebuild Financial Discipline Goals related to rebuilding our financial stability
•Missed expectations on financial execution to revenue, gross margin, and EPS
•Strong progress on ERP implementation through the Intel Acceleration Office (IAO)
•Completed operational separation of Altera (formerly Programmable Solutions Group) in Q1’2025
		7.2/22.5

Deliver Product Leadership From Client to Edge to Datacenter and Cloud
Goals related to product leadership, platform differentiation, and deepening our relationships with industry partners and customers to co-engineer and deliver leading innovation that enables us to continue to fuel innovation across Intel

•Achieved Intel Core Ultra volume shipment goals and AI PC creation and growth goals
•Significant progress in key platforms shipments and launch timelines, specifically Lunar Lake and Arrow Lake
•Achieved efficient, predictable execution for key products across the product portfolio
		29.7/35.0

Build Foundry for Internal and External Customers Goals related to operational leadership and customer preference in foundry
•Continued progress against ambitious plan to deliver 5 nodes in 4 years
•Achieved foundry customer acquisition goals for advanced nodes and packaging
•Secured U.S. government funding for Intel 18A through a U.S. CHIPs-based agreement
		17.3/22.5

Create Foundations for Tomorrow’s One Intel Goals related to business expansion and strengthening Intel culture	•Met Silicon Photonics and Intel Automotive customer acquisition goals •Did not meet ambitious goals related to people and talent	18.1/20.0

RISE 2030 Kickers: Creating a more responsible, inclusive and sustainable future enabled by technology and our collective actions
Goals related to advancing safety, leadership, and responsible business practices

•Significantly exceeded goals related to sustainability commitments around energy, carbon, water, and waste
•Delivered sustainability product leadership across the portfolio
•Outperformed all supply chain resiliency goals
•Excluded from final calculation of One Intel operational goal results for executive leadership team as the results for the revenue and gross margin percentage financial goals were below 100%
		N/A

	Final Score	72.3%

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Compensation
Individual Performance Goals
Individual performance goals or “objectives and key results” (OKRs) were included in the Annual Cash Bonus Plan (other than for Mr. Gelsinger as our former CEO) for the first time in 2022 to further promote strong execution of our strategy and drive differentiation in the payout results based on our NEOs’ individual contributions to Intel during the performance period. The Compensation Committee approved the OKRs for each NEO, which included objectives critical to our strategy and transformation, at the beginning of 2024. Within each of the objectives, there were another three to five specific and measurable objectives. Mr. Gelsinger’s Annual Cash Bonus Plan did not include an individual performance metric, as he was responsible for all the key objectives for 2024 as he served as Intel’s CEO.
This approach of establishing individual OKRs is part of the company’s broader effort to return to a culture with clear and explicit performance management through OKRs that are separate from the immediate financial results.
Our Interim Co-CEOs assessed the performance of each of the other NEOs against their individual 2024 pre-established OKRs, and then presented assessments and recommendations of the performance score for each NEO to the Compensation Committee. The Compensation Committee concurred with the Interim Co-CEOs’ assessments and recommendations for the individual scores and assessed each of the Interim Co-CEO’s performance against their 2024 pre-established OKRs.
Below are the performance highlights for each NEO as well as their final individual scores. As described above in the One Intel operational goals section, we have strived to provide stockholders with greater visibility into the performance goals where practical, while balancing the competitive concerns noted above.
The following table summarizes each NEO’s performance highlights and individual score:

Name	Individual Performance Highlights	Individual Score

Michelle Johnston Holthaus	• Successfully led creation and growth of AI PC experiences • Executed client leadership roadmap with world-class engineering • Achieved Intel Core Ultra volume goals • Assumed Interim Co-CEO role	125%

David A. Zinsner	• Missed revenue and earnings for the period, but achieved cash flow from operations, net capital expenditure, and net debt targets • Led significant business restructuring • Significantly reduced operating expenses and capital expenditures • Assumed Interim Co-CEO role	125%

Christoph Schell	• Missed revenue for the period, but delivered year-over-year improvements in DCAI revenue, gross margin, and operating income • Successfully executed against key marketing and communications objectives, including the launch of Intel Tiber AI Cloud and improvements against corporate reputation goals • Operationalized Intel Acceleration Office and delivered to roadmap milestones	100%

Justin Hotard	• Delivered year-over-year improvements in DCAI revenue, gross margin, and operating income • Obtained key wins and account expansions at key data center customers • Simplified DCAI roadmap, while streamlining investments and divesting non-core assets	90%

April Miller Boise	• Secured U.S. government funding through the CHIPS Act • Completed operational separation of Altera (formerly Programmable Solutions Group) in Q1’2025 • Developed framework for x86 Advisory Group	110%

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Compensation
Final 2024 Annual Cash Bonus Plan Payout
The following table summarizes the different performance results for each NEO under the Annual Cash Bonus Plan for 2024 and reflects the Compensation Committee’s assessment of performance.

Name	Revenue (weighted 20%)	Gross Margin Percentage (weighted 20%)	Group Operating Income (weighted 20%)	One Intel Operational Goals (weighted 20%)	Individual Performance Goals (weighted 20%)	Final Payout (%)
Michelle Johnston Holthaus	32%	0%	0%	72.3%	125%	45.9%
David A. Zinsner	32%	0%	0%	72.3%	125%	45.9%
Christoph Schell	32%	0%	0%	72.3%	100%	40.9%
Justin Hotard	32%	0%	0%	72.3%	90%	38.9%
April Miller Boise	32%	0%	0%	72.3%	110%	42.9%
Patrick P. Gelsinger	32%	0%	0%	72.3%	N/A	26.1%
Gelsinger Annual Bonus Design. The Annual Cash Bonus Plan design for Mr. Gelsinger did not include individual performance goals, and each of the four metrics—revenue, gross margin percentage, group operating income, and One Intel operational goals—was weighted 25%.
The following table sets forth the target 2024 annual cash bonus opportunity for each NEO as well as their actual cash payments for 2024.

Name	2024 Annual Cash Bonus Target ($)	Final Payout (%)	2024 Annual Cash Bonus Payment ($)
Michelle Johnston Holthaus	1,476,600	45.9%	677,200
David A. Zinsner	1,476,600	45.9%	677,200
Christoph Schell	1,476,600	40.9%	603,400
Justin Hotard	1,402,500	38.9%	499,700
April Miller Boise	1,312,500	42.9%	562,600
Patrick P. Gelsinger	3,437,500	26.1%	822,200
2024 Annual Cash Bonus Payment. The amounts included in this column for Messrs. Hotard and Gelsinger are prorated based on the portion of the year they were employed by the company. Mr. Gelsinger’s bonus was prorated in accordance with the terms of his Retirement and Separation Agreement (see “Departure of Prior CEO” on page 42 for more detail).
Equity Incentive Compensation
The Compensation Committee’s decisions related to annual long-term incentive (LTI ) equity awards are largely based on an executive’s potential and sustained performance, as well as succession planning, business need and criticality, internal parity, consideration of a competitive market analysis, and our former CEO’s recommendations (for executives that reported to him). Based on the committee’s review of these factors, they decided to increase the value of the annual LTI awards granted to the NEOs in 2024 from the value granted in 2023. In January 2024, the committee increased Mr. Gelsinger’s, our former CEO’s, total pay by 4% to keep pace with the competitive market for CEO pay through an increase to his target LTI equity value. In addition, the committee increased Mr. Zinsner’s target LTI equity value in 2024 due to the importance of his role in transitioning to a new financial reporting structure in early 2024.
The table below shows the annual target LTI equity award values approved by the Compensation Committee for our NEOs in 2024, as compared with annual equity award values approved for the NEOs in 2023, with the exception of Mr. Hotard and Ms. Miller Boise who were not NEOs in 2023. The LTI equity award granted to Mr. Gelsinger in 2024, as well as his other outstanding unvested equity awards (including his new-hire awards), were forfeited upon his departure from the company on December 1, 2024.

54

Compensation
In 2024, the annual LTI equity awards granted to the NEOs were composed of approximately 60% PSUs and 40% RSUs (other than our former CEO’s, which was composed of approximately 80% PSUs and 20% RSUs).

Name	2024 Approved Value of Annual LTI Equity Awards ($)	2023 Approved Value of Annual LTI Equity Awards ($)	% Change 2024 vs. 2023
Michelle Johnston Holthaus	10,500,000	10,300,000	1.9%
David A. Zinsner	9,400,000	8,250,000	13.9%
Christoph Schell	9,400,000	9,300,000	1.1%
Justin Hotard	8,000,000	N/A	N/A
April Miller Boise	5,250,000	N/A	N/A
Patrick P. Gelsinger	22,500,000	21,500,000	4.7%
2024 Approved Value of Annual LTI Equity Awards. The amounts reported in the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal Year 2024 Table” on pages 63 and 67, respectively, differ from these values due primarily to: (i) SEC rules and accounting standards under which a grant is deemed to occur (and thus to be reportable under the SEC’s proxy rules) only when the performance goals are established and since the 2024 PSUs (and the 2022 PSUs and 2023 PSUs) have performance goals with annually set objectives, only 1/3 of the target number of 2024 PSUs will be deemed granted in 2024 for purposes of the Summary Compensation Table, and 1/3 of the target number of both the 2023 PSUs and 2022 PSUs will also be deemed granted in 2024 for purposes of the Summary Compensation Table, and (ii) the conversion method we apply when granting awards compared to that used for valuing them under applicable SEC rules and accounting standards (utilizing a 30-day trailing average stock price rather than a closing stock price on the grant date). In addition, the fair value of an RSU award for financial reporting purposes is discounted for the present value of dividends that are not paid on RSUs prior to vesting, but NEOs do not get the benefit of this discount when their award values are converted into a number of RSUs at grant.
2024 PSU Awards
PSUs are performance stock units or performance-based RSUs, under which the number of shares of Intel common stock earned is based on our achievement measured against specified performance metrics over a three-year period. For 2024, our PSU awards may be earned based on achievement of two performance metrics, which have goals with annually set objectives: revenue growth percentage (weighted 60%) and cash flows provided by (used for) operating activities, or cash flow from operations (CFFO) (weighted 40%); and two three-year modifiers that can have a cumulative impact on the final score percentages by plus or minus 25 points: three-year relative TSR (target payout requires above-median performance relative to the S&P 500 Index) and three-year revenue compounded annual growth rate (CAGR). The two modifiers provide an alignment with the capital allocation strategy and focus on growth, in addition to providing long-term three-year goals. The payout opportunity for the executives is 0% to 200% of the target number of PSUs granted; however, if our absolute TSR for the three-year performance period is negative, the payout opportunity may not exceed 100% of the target number of PSUs granted.

Weight	2024	2025	2026	Final Score	Modifiers		Final Score (capped at 200%)
60%	Revenue Growth %	Revenue Growth %	Revenue Growth %	Average of the Annual Scores	3-year TSR relative to S&P 500 Index	3-year Revenue CAGR
40%	CFFO	CFFO	CFFO
	Annual Score (0-200%)	Annual Score (0-200%)	Annual Score (0-200%)		+/- 25 points (cumulative impact)
Revenue growth percentage is included as a performance metric for our PSU program while revenue, a related but distinct metric, is used in our Annual Cash Bonus Plan. Delivering strong top-line performance is key to both our short- and long-term strategy as we intend to get back to financial resiliency and see the rewards of our strategic initiatives. Revenue is measured as a set goal in the Annual Cash Bonus Plan and a CAGR percentage in the PSU program.
The goals for the revenue growth percentage and CFFO metrics are set annually by the Compensation Committee and the three annual results are averaged at the end of the three-year performance period. The committee changed from setting three-year goals to setting annual objectives for the two financial metrics beginning in fiscal year 2022 because it determined annual objectives were necessary at this time given the goal of accelerating Intel’s ongoing transformation while maintaining the ability to adapt to challenges in our industry; however, in response to feedback from stockholders, the committee redesigned the PSU program for 2025 and granted PSUs in February 2025 that are eligible to vest based on the company’s relative TSR to the S&P 500 Index over a three-year performance period, which is consistent with our previously disclosed commitment to return to multi-year goal setting by fiscal year 2025.

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Compensation
Design of PSU Awards and Reconciliation with Compensation Tables
Under the SEC rules and accounting standards, the grant date for PSUs is deemed to occur (and thus to be reportable under the SEC’s proxy rules) when the goals for a period are set by the Compensation Committee. Since the PSUs granted in 2022, 2023, and 2024 each have two financial metrics with goals set annually by the Compensation Committee, 1/3 of the target number of PSUs granted in each year is deemed “granted” for each year of the applicable three-year performance period.
Therefore, for 2024 the Summary Compensation Table and the Grants of Plan-Based Awards in Fiscal Year 2024 Table reflect only 1/3 of the grant date fair value of the target number of 2024 PSUs, plus the grant date fair value of 1/3 of the target number of both the 2022 PSUs and 2023 PSUs (reflecting the third year and second year, respectively, of the three-year performance period because the goals for such years were set in 2024), and in future years such tables will reflect additional years of “grants” for both the 2023 PSUs and 2024 PSUs as the goals are set for years 2025 and 2026, as applicable, by the Compensation Committee in accordance with the terms of the awards. This is illustrated in the graphic below.

Fiscal Year	2022	2023	2024	2025	2026

2022 PSUs
	Year 1 1/3 of Grant included in Comp Tables	Year 2 1/3 of Grant included in Comp Tables	Year 3 1/3 of Grant included in Comp Tables
	Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO
3-year goals: Relative TSR and Revenue CAGR

2023 PSUs
		Year 1 1/3 of Grant included in Comp Tables	Year 2 1/3 of Grant included in Comp Tables	Year 3 1/3 of Grant included in Comp Tables
		Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO
3-year goals: Relative TSR and Revenue CAGR

2024 PSUs
			Year 1 1/3 of Grant included in Comp Tables	Year 2 1/3 of Grant included in Comp Tables	Year 3 1/3 of Grant included in Comp Tables
			Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO	Annual goals: ▪Revenue Growth % ▪CFFO
3-year goals: Relative TSR and Revenue CAGR

At the end of the three-year performance period, the annual results for the two financial metrics are averaged and subject to two modifiers (relative TSR and revenue CAGR) with three-year goals that can have a cumulative impact on the final score percentages by plus or minus 25 points (but for the 2022 PSUs and 2023 PSUs the two modifiers can each impact the final score by plus or minus 25 points). Further, for both the 2023 PSUs and 2024 PSUs the final payout cannot exceed 100% of the target number of PSUs granted if our absolute TSR is negative.

56

Compensation
PSU Awards Goal-Setting
The Compensation Committee strives to set challenging yet realistic performance goals for incentive compensation. The committee considers our operating plan, the broader macroeconomic environment, the expectations of our stockholders, and consults with management and external advisors when setting targets. CFFO targets are made based on expectations and business plans for a given year, and as a result, there can be significant variation from year to year based on a number of factors including our product/manufacturing cycles, the demand environment, and the timing of customer orders and payment. The committee sets performance targets with a goal of continuing to maintain rigor year-over-year during our ongoing period of transformation. In addition, for both the 2023 PSUs and 2024 PSUs, the final payout cannot exceed 100% of the target number of PSUs granted if our absolute TSR is negative. Further, beginning with the 2024 PSUs, the cumulative impact of the two modifiers (relative TSR and revenue CAGR) on the final score cannot exceed plus or minus 25 percentage points.
2024 Year Performance Under 2022 PSUs, 2023 PSUs and 2024 PSUs. The table below provides details on the targets for the 2024 performance period set by the Compensation Committee for each of the third year of the 2022 PSUs, the second year of the 2023 PSUs, and the first year of the 2024 PSUs as well as actual performance results and payout percentage earned for 2024 (linear interpolation is used for performance between listed outcomes ) as to the revenue growth percentage (weighted 60%) and CFFO (weighted 40%) financial metrics.

Performance Period	Metric	Threshold	Target	Maximum	Actual	Payout Per Metric
2024	Revenue Growth % (Non-GAAP)	-5.0%	6.0%	13.0%	-2.1%	32%
	CFFO (in billions)	$11	$13	$15	$8.3	0%
2024 Payout %						19%
Non-GAAP Financial Measures. Non-GAAP Revenue is the company’s reported consolidated GAAP revenue for 2024, 2023, and 2022 (i.e., no adjustments to GAAP revenue were made in 2024, 2023 and 2022)
Payout of 2022 PSU Awards
Our PSUs are designed with the intention of challenging executives to reach rigorous long-term goals, and to link our executives’ compensation with the performance of the company. The PSUs granted in January 2022 were earned at 0% of the target number of shares granted based on the average performance of the annual performance goals for fiscal years 2022, 2023 and 2024, as adjusted to reflect the impact of the two three-year modifiers (three-year relative TSR and three-year CAGR) as shown in the table below.
Our 2022 PSUs did not pay out because the average performance for the annual performance goals was approximately 50% and we performed below the threshold level for both of the three-year modifiers, which impacted the 2022 PSU awards by -50%.

Metric	2022 Payout Per Metric	2023 Payout Per Metric	2024 Payout Per Metric	Average Annual Score	Impact of Three year Modifiers		Final Payout Percentage
Revenue Growth % (Non-GAAP) (60%)	0%	89%	32%	50%	Relative TSR	-25%	0%
CFFO (40%)	0%	200%	0%		Revenue CAGR	-25%
Annual Score	0%	133%	19%		Total Impact	-50%
Non-GAAP Financial Measures. Non-GAAP Revenue is the company’s reported consolidated GAAP revenue for 2024, 2023 and 2022 (i.e., no adjustments to GAAP revenue were made in 2024, 2023 and 2022).
2024 Annual RSU Awards
For 2024, RSUs made up 40% of the annual LTI award for our NEOs (20% of the annual LTI award for our former CEO). These awards are intended to support our efforts to provide competitive compensation packages to retain executive officers and to reward them for absolute long-term stock price appreciation. RSUs also serve to balance the performance-based nature of PSUs, facilitate stock ownership, and provide a significant incentive to stay with the company. Annual RSUs granted to our NEOs in 2024 vest in substantially equal installments on the first three anniversaries of the grant date.

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Compensation
2025 Compensation Program Changes
In response to stockholder feedback, the Compensation Committee made a few key changes to the design of our 2025 compensation programs to continue to align compensation to our strategy, strengthen our pay-for-performance linkage, and provide further alignment with stockholders’ long-term interests. The following highlights the few refinements made to our Annual Cash Bonus Plan and Long-Term Incentive Equity Program for 2025:
2025 Annual Cash Bonus Plan Design
▪Added an operating expense metric to replace the group operating income metric to align the Annual Cash Bonus Plan with our strategy for 2025 and our commitment to stockholders
▪Redesigned One Intel goals to be called “Top Jobs Intel Goals” to align our employees’ OKRs specific to their business unit or corporate level goals (Intel Products, Intel Foundry, Intel Corporate) and eliminated the opportunity to earn up to 20 additional points for goals that overlay the outcome of the main operational categories
Long-Term Incentive Equity Program Design
▪Changed our PSU program to be entirely based on three-year performance goals, in response to a commitment to stockholders to return to multi-year goal setting by fiscal year 2025
▪The PSU design will measure relative TSR performance as compared to the S&P 500 Index over the three-year performance period and will continue to be capped at 100% if absolute TSR for the performance period is negative
▪Changed the weighting for our NEOs’ LTI awards to 50% PSUs and 50% RSUs
▪Changed the retirement rules for LTI awards to provide that such awards will only be eligible for pro-rated accelerated vesting on a retirement if the termination of employment occurs at least one year following the applicable grant date
Other Executive Compensation Information
Personal Benefits/Perquisites
Intel provides perquisites to executive officers when the Compensation Committee determines that such arrangements are appropriate and consistent with Intel’s business objectives. Intel offers the NEOs certain financial planning services, health evaluations, and certain transportation costs.
In addition, our Board determined to maintain personal security for certain NEOs, including a car and security-trained driver for our former CEO, Mr. Gelsinger, which ceased as of the date of his separation. We do not consider these additional security measures to be a personal benefit for our NEOs, but rather appropriate expenses for the benefit of Intel that arise out of our executives’ employment responsibilities and that are necessary to their job performance as well as their safety. In determining to authorize these arrangements and expenses, the Board and Compensation Committee have taken specific steps to ensure that such measures are appropriately tailored, including providing enhanced security for certain individuals in response to specific incidents and threats; not providing enhanced security for all executive officers generally; and ensuring that the Board and/or Compensation Committee, comprised solely of independent directors, authorizes continuation of each arrangement (with no executive officer participating in the decision to approve enhanced security measures for himself or herself). Taking into consideration a number of factors, including public prominence, visibility, and accessibility, as well as trends in the overall security climate, the Board and Compensation Committee believe that providing these personal security benefits for certain of our NEOs continues to be the right approach for executive safety and for Intel and its stockholders. The Board and Compensation Committee have a process for periodic oversight of the nature and cost of security measures and will discontinue, adjust, or enhance security arrangements for our executive officers as appropriate.
Messrs. Zinsner and Hotard, and Ms. Miller Boise each received relocation assistance benefits consistent with company-wide policy for relocation costs in connection with their joining Intel.

58

Compensation
Stock Ownership Guidelines
Purpose
Because our Board prioritizes the alignment of our senior management and stockholders’ interests, the Board amended our stock ownership guidelines effective January 1, 2024 to expand stockholding requirements to our entire Executive Leadership Team and not limited to our executive officers.
Ownership Definition
The following Intel shares will be counted towards meeting the stock ownership guidelines:
▪Shares held in trust for the individual or his/her immediate family
▪Shares held directly by immediate family members who share the individual’s household
▪Shares held in a business or partnership where the individual is the majority owner
▪Shares held in the individual’s 401(k) plan account
Unvested PSUs, RSUs, and unexercised stock options do not count toward satisfying these ownership guidelines.
Measurement of Stock Ownership Compliance
The following is a summary of our robust stock ownership guidelines. Intel’s executive officers must accumulate and hold shares of Intel common stock based on a multiple of base salary within five years of their appointment as an executive officer or promotion. There are internal target thresholds for those executive officers who are on track but have not yet met their stock ownership requirements. Compliance with the stock ownership requirements is measured, and presented to the Board, at least four times a year, using the average stock price of the 30 days prior to and including the measurement date (Measurement Price), which is the same method used to convert RSUs granted to our NEOs. If the NEO meets his or her stock ownership requirement at any measurement point, the individual is deemed to satisfy the guideline regardless of any subsequent stock price decline so long as the individual continues to hold at least a number of shares equal to the individual’s guidelines based on the Measurement Price for that measurement date.
As of December 28, 2024, each of our NEOs had either met their respective ownership guideline in advance of the deadline or still had time to do so. The following table lists the specific ownership requirements for our NEOs, their status in meeting the guidelines, and their deadlines to meet the current requirements.

Name	Multiple of Base Salary Requirement	Status	Deadline
Michelle Johnston Holthaus	5x	Met	April 2027
David A. Zinsner	5x	Met	Jan 2027
Christoph Schell	5x	On track	April 2027
Justin Hotard	5x	On track	February 2029
April Miller Boise	5x	On track	July 2027
Patrick P. Gelsinger	N/A	N/A	N/A
Insider Trading, Hedging, Derivatives, Short Sales, and Pledging
Intel has an insider trading policy governing the purchase, sale, and other dispositions of Intel’s securities that applies to directors, NEOs, executives, and all other employees and has procedures for the repurchase of its securities. The insider trading policy prohibits our personnel from engaging in insider trading, short sales or other short-position transactions in Intel common stock, transactions in publicly traded options and other derivatives based on the value of Intel common stock, or any hedging and monetization transactions that serve to insulate or mitigate against a potential change in Intel’s common stock price, including through the use of financial instruments such as prepaid forwards, equity swaps, collars, and exchange funds. This policy does not restrict ownership of, or transactions related to, company-granted awards, such as PSUs, RSUs, employee stock options, and other securities issued by Intel. Holding Intel common stock in a margin account and pledging Intel stock as collateral for a loan is prohibited for directors, executive officers, and other senior executives.
Our insider trading policy and procedures, including procedures that Intel follows with respect to transactions in our common stock, are designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards, and have been filed as an exhibit to Intel’s 2024 Annual Report on Form 10-K.

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Compensation
Post-Employment Compensation Arrangements
Intel does not provide change in control payments or benefits to our executive officers. Effective August 1, 2024, the Board adopted the Intel Corporation Executive Severance Plan (Executive Severance Plan) pursuant to which certain senior employees, including our NEOs (other than our former CEO), are eligible to receive severance payments and benefits in the event of a termination of employment by the company without cause (as defined in the Executive Severance Plan). The Compensation Committee recommended that the Board adopt the Executive Severance Plan to help attract and retain the best talent in the technology sector and provide for uniform and consistent severance treatment for our eligible executives.
In advance of recommending that the Board adopt the Executive Severance Plan, the Compensation Committee reviewed competitive severance benefit data for our peer group and based on that review, the Compensation Committee believes that the benefits provided under the Executive Severance Plan are reflective of current compensation market practices for our peer group, and are key to our ability to recruit, retain, and develop key, high-quality management talent in a competitive market because such benefits provide reasonable protection to the executive in the event he or she is not retained under specific circumstances.
In 2024, Intel also adopted an Executive Officer Cash Severance Policy, which provides that the company will not enter into arrangements or agreements with executive officers that provide for cash severance payments exceeding 2.99 times the sum of their base salary plus target annual bonus opportunity without stockholder approval.
Generally Available
The limited post-employment compensation arrangements made generally available to our executive officers, including the NEOs, consist of:
▪a 401(k) savings plan;
▪a discontinued discretionary company-funded retirement contribution plan, and a company-funded pension plan, each of which is intended to be tax-qualified;
▪a non-tax-qualified supplemental deferred compensation plan for certain highly compensated employees;
▪retirement, death, and disability acceleration provisions for equity awards; and
▪retirement and death provisions under the Annual Cash Bonus Plan.
Retirement Benefits. The Compensation Committee allows the NEOs to participate in post-employment compensation plans to encourage them to save for retirement and to assist the company in retaining the NEOs. The terms governing the retirement or deferred compensation benefits under these plans for the NEOs are the same as those available to other eligible employees in the US.
Intel makes matching contributions up to 7% for 2024 based on the amount of employee contributions under the 401(k) savings plan (after being reduced from 5% to 2.5% effective March 1, 2023 as part of the austerity measures, and returning to 5% in 2025). To the extent that the amount of the matching contribution is limited by the Internal Revenue Code of 1986, as amended, Intel credits the additional match amount to the non-tax-qualified supplemental deferred compensation plan. Since January 1, 2015, plan assets contributed for US participants and employer contributions have been participant-directed.
Starting January 1, 2011, the company-funded pension plan was closed to new hires. Effective January 1, 2015, future benefit accruals were frozen for all employees at or above a specific grade level, including all NEOs, and frozen for all employees effective January 1, 2020.
Equity Awards. Unvested PSUs and RSUs are canceled upon termination of employment for any reason other than retirement, death, or disability. Our equity awards generally have the following post-employment provisions:
▪Retirement means termination of employment when (i) the employee is at least age of 60 or in the case of non-grandfathered employees (defined below) for purposes of PSUs only, at least age 60 with 5 years of service (each, Rule of Age 60) or (ii) the employee’s age plus years of service equals at least 75 (Rule of 75).
▪PSUs. The PSU retirement rules also depend on whether the employee is deemed “grandfathered” (employees hired prior to 2019 who received performance-based RSUs in 2018) or “non-grandfathered” (employees hired in 2019 or later or who did not receive performance-based RSUs in 2018). For grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period if the retirement (voluntary or involuntary) occurs within the first calendar year of the grant date; if retirement occurs after the first calendar year of the grant date, then the PSUs are fully vested. For non-grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period. PSUs are not settled into shares of our common stock until after the end of the performance period based on actual performance results, even if the holder qualifies for early vesting. Beginning with PSUs granted in 2025,

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we simplified the PSU retirement rules, and PSUs will be eligible for pro-rated accelerated vesting on a retirement only if the termination of employment occurs at least one year following the applicable grant date.
▪RSUs. RSUs are subject to retirement vesting under the Rule of Age 60 or the Rule of 75, but not both. Upon a termination of employment when satisfying the Rule of Age 60, the employee receives one additional year of vesting for every five years of service. Upon termination of employment when satisfying the Rule of 75, the employee receives one additional year of vesting. Additional years of vesting means that any RSUs scheduled to vest within the number of years from the date of termination determined under the rule of Age 60 or Rule of 75 will be vested on the employee’s retirement date. Beginning with RSUs granted in 2025, RSUs will be eligible for retirement acceleration under Rule of Age 60 or the Rule of 75 only if the termination of employment occurs at least one year following the applicable grant date.
▪Upon disability or death all unvested RSUs become 100% vested, and unvested PSUs will become vested subject to actual performance.
Annual Cash Bonus Plan. The Annual Cash Bonus Plan has the following post-employment provisions, unless the Compensation Committee determines otherwise:
▪In the event a participant retires in accordance with the company’s US retirement eligibility rules, the participant will be eligible for a prorated portion of the annual cash bonus, based on the number of months of employment during the year and payable at the times other participants under the plan receive payout of their annual cash bonus.
▪In the event of a participant’s death, the participant’s estate will be eligible to receive the annual cash bonus the participant would have otherwise received if the participant had remained employed for the full performance period, payable at the times other participants under the plan receive payout of their annual cash bonus.
Specific Arrangements
Pursuant to the Executive Severance Plan, on a termination of employment without cause (as defined in the Executive Severance Plan), subject to the NEO’s execution and non-revocation of a release of claims in favor of Intel, each of our NEOs (other than Mr. Gelsinger) will be eligible to receive the following severance benefits:
▪a cash payment equal to 1.5 times of the sum of the NEO’s base salary and target bonus opportunity, payable in installments over an 18-month period following termination of employment in accordance with the company’s payroll practices;
▪an additional lump-sum payment approximately equal to 18 months of the monthly premium for the NEO’s and his or her dependents’ participation in the company’s group health plans;
▪pro-rated vesting of eligible restricted stock units and eligible performance stock units based on the number of whole months of employment during the vesting period; provided that the vesting of time-based equity awards will accelerate at the time of termination of employment and performance-based equity awards will vest based on actual performance results at the end of the applicable performance period; and
▪outplacement services at the company’s expense for up to 18 months following their termination of employment.
Additional details regarding our Executive Severance Plan are provided below under “Other Potential Post-Employment Payments” on page 72. Pursuant to a letter agreement, dated February 27, 2025, Ms. Johnston Holthaus also became eligible to receive the severance benefits above in the event she resigns for good reason within two years following the appointment of a new Chief Executive Officer of Intel, provided she executes and does not revoke a release of claims in favor of Intel.
As previously discussed above under “Departure of Prior CEO ” on page 42, Mr. Gelsinger entered into a Retirement and Separation Agreement with the company in connection with his resignation from Intel effective December 1, 2024. Pursuant to this agreement, Mr. Gelsinger agreed to: (i) provide a release of claims in favor of the company; (ii) affirm obligations pertaining to confidentiality and intellectual property; and (iii) litigation cooperation provisions. Under the agreement, Mr. Gelsinger was provided severance payments equal to:
(i)$7,031,250, payable in installments over an 18-month period in accordance with the company’s payroll practices, representing:
(a)    18 months of his annual base salary of $1,250,000;
(b)    1.5 times his target cash bonus opportunity of $3,437,500
(ii)$822,200, representing a prorated portion (11/12) of his annual cash bonus for 2024, the value of which was calculated based on actual performance results and paid at the time such bonuses were otherwise payable to other executives of the company.
Mr. Gelsinger forfeited all his outstanding unvested equity awards, including his new-hire awards.

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Compensation
Equity Award Grant Practices
Intel’s equity compensation programs for 2024 did not include annual or periodic stock option awards, but the Compensation Committee has in the past granted stock options to our executives in connection with certain initiatives or events, such as new-hire inducement awards, and accordingly such grants have been event-driven. During 2024, the Compensation Committee did not consider material nonpublic information when determining the timing or terms of equity awards to Intel’s executive officers, and the Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Clawback Policies
The Compensation Committee adopted the Intel Corporation Compensation Recoupment Policy (Compensation Recoupment Policy), effective as of October 2, 2023, which is available as an exhibit to our 2024 Annual Report on Form 10-K. This policy was adopted to comply with Section 10D of the Exchange Act and the Nasdaq listing standards adopted in 2023 as mandated by the Dodd-Frank Act. Under the policy, which applies to the company’s current and former “officers” under Rule 16a-1(f) of the Exchange Act, Intel must recover erroneously awarded incentive-based compensation on a pre-tax basis, subject to very limited exceptions to the extent the applicable financial reporting measure was attained during the three-year period preceding the date the company is required to prepare an accounting restatement. Recovery is triggered by accounting restatements that correct errors that are material to previously issued financial statements (“Big R” restatements), as well as restatements that correct errors that are not material to previously issued financial statements but would result in a material misstatement if (a) the errors were left uncorrected in the current report or (b) the error correction was recognized in the current period (“little r” restatements). The policy requires recovery regardless of whether a covered person engaged in any misconduct or is at fault.
In addition, both Intel’s Annual Cash Bonus Plan and equity plans, under which annual incentive cash payments and equity awards, respectively, are made include provisions for seeking the return (clawback) from executive officers of incentive cash payments and stock sale proceeds in the event that those amounts had been inflated due to financial results that later had to be restated.
Compensation Committee Report
The Talent and Compensation Committee, which is composed solely of independent directors of the Board of Directors, assists the Board in fulfilling its responsibilities with regard to compensation matters, and is responsible under its charter for determining the compensation of Intel’s executive officers. The Talent and Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with management. Based on this review and discussion, the Talent and Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this proxy statement and incorporated by reference into Intel’s 2024 Annual Report on Form 10-K.
Talent and Compensation Committee, as of March 27, 2025

Dion J. Weisler, Chair	James J. Goetz	Alyssa H. Henry	Risa Lavizzo-Mourey	Steve Sanghi

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Executive Compensation Tables
Summary Compensation Table
The following table lists the annual compensation for our 2024 NEOs for fiscal years 2024, 2023, and 2022 to the extent that they were NEOs during those years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michelle Johnston Holthaus	2024	808,300	—	11,018,800	677,200	—	121,700	12,626,000
CEO Intel Products, Former Interim Co-CEO	2023	752,800	—	7,033,000	1,333,800	—	79,100	9,198,700
	2022	856,300	—	5,997,400	666,000	—	114,200	7,633,900
David A. Zinsner	2024	808,300	—	10,728,800	677,200	—	128,800	12,343,100
EVP, CFO, and Former Interim Co-CEO	2023	752,800	—	6,334,400	1,296,000	—	73,700	8,456,900
	2022	790,600	2,000,000	16,560,600	634,700	—	340,700	20,326,600
Christoph Schell	2024	808,300	—	10,024,500	603,400	—	53,500	11,489,700
EVP, CCO, and GM, SMG	2023	752,800	—	6,433,300	1,245,400	—	45,000	8,476,500
	2022	659,400	20,000,000	6,478,000	518,300	—	23,100	27,678,800
Justin Hotard	2024	721,900	1,500,000	9,533,700	499,700	—	320,500	12,575,800
Former EVP and GM, DCAI
April Miller Boise	2024	718,800	—	5,234,400	562,600	—	61,700	6,577,500
EVP and CLO
Patrick P. Gelsinger	2024	1,145,800	—	24,625,700	822,200	—	836,200	27,429,900
Former CEO	2023	1,067,700	—	12,426,800	2,886,000	112,000	362,900	16,855,400
	2022	1,302,100	—	8,869,600	945,900	—	497,100	11,614,700
Period in NEO Positions. The following individuals assumed their NEO positions with Intel on the following dates: (i) Ms. Johnston Holthaus on March 14, 2022; (ii) Mr. Zinsner on January 17, 2022; (iii) Mr. Schell on March 14, 2022; (iv) Mr. Hotard on February 1, 2024 (departed March 1, 2025); (v) Ms. Miller Boise on July 6, 2022 (but was not an NEO prior to fiscal year 2024); and (vi) Mr. Gelsinger on February 15, 2021 (departed on December 1, 2024).
Fiscal Years. Intel has a 52- or 53-week fiscal year that ends on the last Saturday in December. Fiscal year 2022 was a 53-week fiscal year, which resulted in an extra pay cycle for our NEOs as compared to both fiscal years 2024 and 2023.
Stock Awards. Under SEC rules, the values reported in the “Stock Awards” column of the Summary Compensation Table reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718), of grants of stock awards to each of the NEOs.
The amounts in the “Stock Awards” column of the Summary Compensation Table for 2024 include the grant date fair value of (i) 1/3 of the target number of 2022 performance stock units (PSUs), (ii) 1/3 of the target number of 2023 PSUs, (iii) 1/3 of the target number of 2024 PSUs, and (iv) the 2024 restricted stock units (RSUs) as shown in the Grants of Plan-Based Awards table below.
The approved annual target LTI values of the RSUs and PSUs granted to our NEOs in 2024 increased from the approved value for 2023 (other than for Mr. Hotard and Ms. Miller Boise who were not NEOs in 2023), but the increase in the amounts shown in the “Stock Awards” column for 2024 are higher than those from 2023 not only because of those increases, but also because under the SEC rules and accounting standards for the executive compensation tables, the grant date for PSUs is deemed to occur (and thus to be reportable under the SEC’s proxy rules) when the performance goals for a performance period are set by the Talent and Compensation Committee (Compensation Committee). Since the 2022 PSUs, 2023 PSUs, and 2024 PSUs have performance goals with annually set objectives, the PSUs in the “Stock Awards” column for 2023 include 1/3 of the target number of 2022 PSUs, plus 1/3 of the target number of 2023 PSUs, and the PSUs in the “Stock Awards” column for 2024 include 1/3 of the target number of 2024 PSUs in addition to 1/3 of the target number of 2022 PSUs plus 1/3 of the target number of 2023 PSUs.

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Compensation
We calculate the grant date fair value of an RSU by taking the average of the high and low trading prices of Intel common stock on the grant date and reducing it by the present value of dividends expected to be paid on Intel common stock before the RSU vests, because we do not pay or accrue dividends or dividend-equivalent amounts on unvested RSUs. The grant date fair values of the PSUs granted with a relative TSR performance condition are determined using the Monte Carlo simulation valuation method.
The following table includes the assumptions used to calculate the aggregate grant date fair value of awards reported for each of 2022, 2023, and 2024, on a grant-date by grant-date basis.

	Assumptions
Grant Date	Award Type	Volatility	Expected Life (Years)	Risk-Free Interest Rate	Dividend Yield
2/29/2024	RSU	N/A	3.0	4.8%	1.2%
2/29/2024	2024 PSU	36.0%	3.0	4.4%	1.2%
2/15/2024	2023 PSU	39.2%	2.0	4.6%	1.1%
2/15/2024	2022 PSU	38.7%	1.0	5.0%	1.1%
12/3/2023	Austerity RSU	N/A	1.0	5.3%	1.1%
5/30/2023	RSU	N/A	3.0	4.9%	1.7%
5/30/2023	2023 PSU	35.5%	3.0	4.2%	1.7%
2/16/2023	2022 PSU	34.0%	2.0	4.6%	5.2%
3/30/2022	2022 PSU	40.6%	3.0	2.4%	2.8%
3/30/2022	RSU	N/A	3.0	1.7%	2.8%
1/31/2022	2022 PSU	39.8%	3.0	1.4%	3.0%
1/31/2022	RSU	N/A	3.0	0.9%	3.0%
Award Type. The award types are as follows:

2024 PSU	PSUs granted in 2024	RSU	Restricted stock units
2023 PSU	PSUs granted in 2023	Austerity RSU	Austerity RSUs granted in 2023
2022 PSU	PSUs granted in 2022
Volatility. The Monte Carlo simulation valuation for 2022 PSUs, 2023 PSUs, and 2024 PSUs assumed a stock price volatility for the S&P 500 Index and a correlation coefficient between Intel and the S&P 500 Index over the Volatility Period, and each of the assumptions and correlation coefficients were as follows:

Grant Date	Volatility Period	Volatility	Correlation Coefficient
2/29/2024	2.8	36.0%	0.5986
2/15/2024	1.9	39.2%	0.6163
2/15/2024	0.9	38.7%	0.4195
5/30/2023	2.6	35.5%	0.6388
2/16/2023	1.9	34.0%	0.6932
3/30/2022	2.8	23.8%	0.6930
1/31/2022	2.9	22.9%	0.6808
Expected Life Years. For the 2024 PSUs, this reflects three years from the start of the performance period; for the portion of the 2023 PSUs deemed granted in February 2024, this reflects two years from the beginning of fiscal year 2024 through the end of the applicable performance period; for the portion of the 2022 PSUs deemed granted in February 2024, this reflects one year from the beginning of fiscal year 2024 through the end of the applicable performance period; and for the RSUs, this reflects the three-year vesting period from the grant date for the annual RSUs.
Because the performance-related component of each of the 2022 PSUs, 2023 PSUs, and 2024 PSUs is based on separate measurements of our performance for each year in the applicable three-year performance period, FASB ASC Topic 718 requires the grant date fair value to be calculated with respect to 1/3 of each of the target number of 2022 PSUs, 2023 PSUs, and 2024 PSUs in each year of the applicable three-year performance period, with the value for each year based on the probable outcomes of the revenue growth percentage and cash flow from operations performance conditions against the goals set for that year, and for the 2022 PSUs and 2023 PSUs, the grant date fair value also takes into consideration the performance of the three-year relative TSR performance modifier for the performance period as of the applicable grant date. The table below sets forth the grant date fair value for 1/3 of each of the target number of 2022 PSUs, 2023 PSUs, and 2024 PSUs that are eligible to vest based on 2024 performance, determined in accordance with FASB ASC Topic 718 principles (i) based on the probable outcome at target of the performance-related component as of the grant date, (ii) based upon achieving the maximum level of performance under the performance-related component in 2024, and (iii) based on the grant date fair value.

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Name	Award Type	Target Outcome of Performance-Related Component Grant Date Fair Value ($)	Maximum Outcome of Performance-Related Component Grant Date Fair Value ($)	Target Outcome of Performance-Related Component Grant Date Number of Shares (#)	Maximum Outcome of Performance-Related Component Grant Date Number of Shares (#)
Michelle Johnston Holthaus	2024 PSU	2,102,000	4,203,900	48,589	97,178
	2023 PSU	3,492,200	6,984,500	69,304	138,608
	2022 PSU	1,361,700	2,723,400	32,475	64,950
David A. Zinsner	2024 PSU	1,881,800	3,763,500	43,499	86,998
	2023 PSU	2,797,100	5,594,300	55,510	111,020
	2022 PSU	2,412,700	4,825,300	57,540	115,080
Christoph Schell	2024 PSU	1,881,800	3,763,500	43,499	86,998
	2023 PSU	3,153,200	6,306,300	62,575	125,150
	2022 PSU	1,352,300	2,704,600	32,251	64,502
Justin Hotard	2024 PSU	1,601,500	3,203,000	37,020	74,040
April Miller Boise	2024 PSU	1,051,000	2,102,000	24,295	48,590
Patrick P. Gelsinger	2024 PSU	6,005,600	12,011,100	138,825	277,650
	2023 PSU	9,719,400	19,438,800	192,884	385,768
	2022 PSU	4,547,600	9,095,100	108,456	216,912
Component Grant Date Fair Value and Number of Shares. The number of shares in the table represent the target and the maximum number of shares that each NEO could receive based on assumptions as of the applicable grant date. However, the value ultimately received by the executives is dependent upon Intel’s stock price at the time of payout as well as the satisfaction of the performance conditions. The grant date used to determine the target and the maximum number of shares and grant date fair value is February 15, 2024 for each of the 2022 PSUs and 2023 PSUs (the date the performance goals for 2024 were approved by the Compensation Committee) and February 29, 2024 for the 2024 PSUs (the grant date of the awards).
Non-Equity Incentive Plan Compensation. The amounts in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table include annual incentive cash payments made under the Intel Corporation Executive Annual Performance Bonus Plan (Annual Cash Bonus Plan) and for fiscal year 2022 also include the quarterly incentive cash payments made under the quarterly performance bonus (QPB) program. Effective as of fiscal year 2023 (2022 for our former CEO), none of the NEOs are eligible to participate in the QPB program. The allocation of payments was as follows:

Name	Year	Annual Incentive Cash Payments ($)	Quarterly Incentive Cash Payments ($)	Total Incentive Cash Payments ($)
Michelle Johnston Holthaus	2024	677,200	—	677,200
	2023	1,333,800	—	1,333,800
	2022	621,300	44,700	666,000
David A. Zinsner	2024	677,200	—	677,200
	2023	1,296,000	—	1,296,000
	2022	600,700	34,000	634,700
Christoph Schell	2024	603,400	—	603,400
	2023	1,245,400	—	1,245,400
	2022	503,500	14,800	518,300
Justin Hotard	2024	499,700	—	499,700
April Miller Boise	2024	562,600	—	562,600
Patrick P. Gelsinger	2024	822,200	—	822,200
	2023	2,886,000	—	2,886,000
	2022	945,900	—	945,900

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Compensation
Change in Pension Value and Non-Qualified Deferred Compensation Earnings. Amounts reported represent the actuarial change of the benefit that the NEOs (other than Messrs. Zinsner, Schell, and Hotard and Ms. Miller Boise) have in the tax-qualified pension plan and, for certain individuals, the supplemental benefit under the plan that offsets certain amounts under the non-qualified deferred compensation plan. Year-to-year differences in the present value of the accumulated benefit arise mainly from changes in the interest rate used to calculate present value and the participant’s age approaching 65. The NEOs generally had an overall decrease in 2024 compared to 2023 because the interest rate used to calculate present value increased from 5.3% for 2023 to 5.8% for 2024. Prior to the plan’s closure to new employees in 2011, when Mr. Gelsinger was previously an Intel employee, he was a participant in the tax-qualified pension plan and the supplemental benefit. Upon rehire in 2021, Mr. Gelsinger was not eligible for additional pension benefits. In 2024, the change in pension value and non-qualified deferred compensation for Mr. Gelsinger was tied to the benefits that were earned when he was an Intel employee prior to 2011. In 2024, Mr. Gelsinger had a loss in pension value of $213,000. Ms. Johnston Holthaus is a participant in the tax-qualified pension plan; however, she was not eligible for the supplemental benefit under the plan. Ms. Johnston Holthaus' pension value did not change in 2024. None of the other NEOs were eligible for pension benefits as they were hired after January 1, 2011. For more information about the pension plan benefits, see “Pension Benefits for Fiscal Year 2024” on page 70.
All Other Compensation for 2024. The amounts in the “All Other Compensation” column of the Summary Compensation Table include tax-qualified matching company contributions to the 401(k) savings plan, matching company contributions to the non-qualified deferred compensation plan, and payments for perquisites, as detailed in the table below. Perquisites for 2024 include financial planning, eligibility for health evaluations, company-provided transportation, security, and company-matched charitable contributions.

Name	Retirement Plan Contributions ($)	Deferred Compensation Plan Contributions ($)	Tax Gross-Ups ($)	Financial Planning ($)	Company- Provided Transportation ($)	Relocation ($)	Other ($)
Michelle Johnston Holthaus	23,000	91,600	—	7,100	—	—	—
David A. Zinsner	23,000	73,200	—	20,000	—	—	12,600
Christoph Schell	23,000	—	—	20,000	—	—	10,500
Justin Hotard	23,000	—	136,700	—	—	160,800	—
April Miller Boise	23,000	—	8,100	20,000	—	10,600	—
Patrick P. Gelsinger	7,100	—	—	20,000	228,000	—	581,100
Retirement Plan Contributions. The amounts included in this column become payable only upon the earliest to occur of retirement, termination of employment, disability, or death (receipt may be deferred following retirement or termination of employment but no later than reaching age 70.5).
Deferred Compensation Plan Contributions. The amounts included in this column will be paid to the NEOs after a fixed period of years or upon termination of employment, in accordance with irrevocable elections made in the calendar year before the calendar year in which that compensation is deferred.
Tax Gross Ups. The amounts included in this column represent equalization payments to offset taxes imposed on Mr. Hotard and Ms. Miller Boise’s relocation benefits, consistent with company-wide policy for relocation costs.
Company-provided Transportation (car service). As our former CEO, Mr. Gelsinger was provided a car and security-trained driver. The car service has both business and non-business use. The amount reported for Mr. Gelsinger represents the cost to Intel of the non-business component of the service. We do not consider these additional security measures to be a personal benefit for our former CEO, but rather appropriate expenses for the benefit of Intel that arose out of our former CEO’s employment responsibilities and that were necessary to his job performance as well as his safety.
Relocation. The amounts included in this column represent relocation benefits for Mr. Hotard and Ms. Miller Boise, consistent with company-wide policy on relocation costs.
Other. Amounts represent payments to NEOs for other perquisites, including payments for health & welfare services, executive physical benefits, and payments made by the Intel Foundation for matching charitable contributions on behalf of the NEOs. In addition to the payments for other perquisites described in the prior sentence, amounts to Mr. Gelsinger represent the incremental cost of residential security ($248,900), cash payments representing accrued but unused vacation ($192,300), accrued but unused sabbatical ($94,200), holiday pay ($19,200) and payments related to the company’s late delivery of amounts owed to Mr. Gelsinger ($24,000).

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Grants of Plan-Based Awards in Fiscal Year 2024
The following table presents equity awards granted under the 2006 Equity Incentive Plan and awards granted under our Annual Cash Bonus Plan in 2024. Under SEC rules, the values reported in the “Grant Date Fair Value of Stock Awards” column reflect the grant date fair value of grants of stock awards determined under accounting standards applied by Intel, as discussed above.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Approval Date	Award Type	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Michelle Johnston Holthaus	2/15/2024	1/31/2022	PSU			32,475	64,950		1,361,700
	2/15/2024	5/11/2023	PSU			69,304	138,608		3,492,200
	2/29/2024	1/23/2024	PSU			48,589	97,178		2,102,000
	2/29/2024	1/23/2024	RSU					97,178	4,062,900
			Annual Cash	1,476,600	2,953,200
David A. Zinsner	2/15/2024	1/31/2022	PSU			57,540	115,080		2,412,700
	2/15/2024	5/11/2023	PSU			55,510	111,020		2,797,100
	2/29/2024	1/23/2024	PSU			43,499	86,998		1,881,800
	2/29/2024	1/23/2024	RSU					86,997	3,637,200
			Annual Cash	1,476,600	2,953,200
Christoph Schell	2/15/2024	2/11/2022	PSU			32,251	64,502		1,352,300
	2/15/2024	5/11/2023	PSU			62,575	125,150		3,153,200
	2/29/2024	1/23/2024	PSU			43,499	86,998		1,881,800
	2/29/2024	1/23/2024	RSU					86,997	3,637,200
			Annual Cash	1,476,600	2,953,200
Justin Hotard	2/29/2024	1/23/2024	PSU			37,020	74,040		1,601,500
	2/29/2024	1/23/2024	RSU					189,728	7,932,200
			Annual Cash	1,402,500	2,805,000
April Miller Boise	2/15/2024	5/22/2022	PSU			10,892	21,784		456,700
	2/15/2024	5/11/2023	PSU			33,643	67,286		1,695,300
	2/29/2024	1/23/2024	PSU			24,295	48,590		1,051,000
	2/29/2024	1/23/2024	RSU					48,589	2,031,400
			Annual Cash	1,312,500	2,625,000
Patrick P. Gelsinger	2/15/2024	1/31/2022	PSU			108,456	216,912		4,547,600
	2/15/2024	5/11/2023	PSU			192,884	385,768		9,719,400
	2/29/2024	1/23/2024	PSU			138,825	277,650		6,005,600
	2/29/2024	1/23/2024	RSU					104,119	4,353,100
			Annual Cash	3,437,500	6,875,000
Award Types. The equity award type abbreviations are as follows: PSU—performance-based restricted stock units or performance stock units that vest based on performance results of two annual financial metrics (revenue growth percentage and cash flow from operations) and two three-year modifiers (relative TSR and revenue compounded annual growth rate (CAGR)); RSU—restricted stock units.
Estimated Future Payouts Under Non-Equity Incentive Plan Awards. The “Target” amounts reported in the “Annual Cash” rows are the NEOs’ annual incentive cash bonus target opportunities. Actual 2024 annual incentive cash payments are reported under the heading “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table on page 63. There is no threshold amount for the Annual Cash awards granted in 2024.
Estimated Future Payouts Under Equity Incentive Plan Awards. These columns represent the target and maximum number of shares that could be received by each NEO; however, the value ultimately received by the NEO is dependent upon Intel’s stock price at the time of payout (as well as satisfaction of the performance conditions). In accordance with FASB ASC Topic 718, the grant date for performance-based awards is established when the performance objectives are set by the Compensation Committee. Because the committee sets annual performance objectives for two of the financial metrics for the 2022 PSUs, 2023 PSUs, and 2024 PSUs the

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reported target number of shares for the 2022 PSUs, 2023 PSUs, and 2024 PSUs, reflect the portion of the PSUs for which performance objectives were set in fiscal year 2024, or 1/3 of each of the target number of 2022 PSUs, 2023 PSUs, and 2024 PSUs. There is no minimum number of shares that can be earned for the 2022 PSUs, 2023 PSUs, and 2024 PSUs.
Grant Date Fair Value of Stock Awards. Amounts reported in this column are calculated in accordance with FASB ASC Topic 718 using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (see page 63). For each of the 2022 PSUs, 2023 PSUs, and 2024 PSUs, because the performance-related component is based on separate measurements of our performance for each year in the three-year performance period, FASB ASC Topic 718 requires the grant date fair value to be calculated with respect to 1/3 of each of the target number of 2022 PSUs, 2023 PSUs, and 2024 PSUs, in each year of the three-year performance period, with the grant date fair value for each year based on the probable outcomes of the revenue growth percentage and cash flow from operations performance conditions against the goals set for that year, and for the 2022 PSUs and 2023 PSUs, the grant date fair value also takes into consideration the performance of the three-year relative TSR performance modifier for the performance period as of the applicable grant date.
Annual PSU Awards. The “Grants of Plan-Based Awards in Fiscal Year 2024” table above includes the 1/3 of the target number of 2022 PSUs, 1/3 of the target number of 2023 PSUs, and 1/3 of the target number of 2024 PSUs that are eligible to vest based on 2024 performance. The 2022 PSUs, 2023 PSUs, and 2024 PSUs each have a three-year performance period and vest on January 31, 2025. January 31, 2026, and January 31, 2027, respectively. The number of shares of Intel common stock to be received at vesting will range from 0% to 200% of the total target number of PSUs granted, based on our average achievement of annual performance objectives set by the Compensation Committee for each fiscal year during the respective performance period as to two financial metrics—revenue growth percentage (weighted 60%) and cash flow from operations (weighted 40%), with two modifiers that can each impact the overall score by plus or minus 25 points (for the 2024 PSUs, the two modifiers can only have a cumulative impact of plus or minus 25 points) based on our achievement of three-year performance objectives for relative TSR (where target payout requires above median performance compared to the S&P 500 Index) and three-year performance objectives for revenue CAGR. Further, the final payout for the 2023 PSUs and 2024 PSUs cannot exceed 100% of the target number of PSUs granted if our absolute TSR for the performance period is negative.
Annual RSU Awards. RSUs granted to the NEOs in 2024 vest on an annual basis over three years following the grant date.
Annual Cash Bonus Plan. Payout under the Annual Cash Bonus Plan ranges from 0% to 200% of the NEO’s target opportunity. For more Annual Cash Bonus Plan details, see “Annual Incentive Cash Compensation” beginning on page 48.
Stock Option Exercises and Stock Vested in Fiscal Year 2024
None of our NEOs held or exercised any options or had PSUs vest during fiscal year 2024. The following table provides information on the vesting of NEOs’ RSUs during fiscal year 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michelle Johnston Holthaus	163,398	4,532,200
David A. Zinsner	143,955	5,322,600
Christoph Schell	79,246	2,410,700
Justin Hotard	—	—
April Miller Boise	55,450	1,664,900
Patrick P. Gelsinger	123,529	4,439,200
2021–2024 PSU Payout. In 2024, the payout for the PSUs granted in 2021, with a January 2021 through December 2023 performance period, was 0% of the target number of shares. The performance metrics for the PSUs were relative TSR measured against the S&P 500 IT Index and cumulative three-year EPS growth percentage. Intel’s TSR was -24.8%, which was 64.5 percentage points below the median TSR of the S&P 500 IT Index of 39.7% over the performance period. As a result, the relative TSR metric achieved 0% of target. The three-year EPS growth percentage was -34.5%, which was below the threshold goal of 1%. As a result, the cumulative EPS growth percentage metric achieved 0% of target.

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Outstanding Equity Awards at Fiscal Year-End 2024
The following table provides information regarding outstanding equity awards held by the NEOs as of December 28, 2024. Unless otherwise specified, market value for stock awards (PSUs, RSUs, and Options) is determined by multiplying the number of shares by the closing price of Intel common stock on Nasdaq on the last trading day of the fiscal year (December 27, 2024). Our NEOs did not hold any outstanding option awards as of December 28, 2024.

	Stock Awards
Name	Grant Date	Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Michelle Johnston Holthaus	1/31/2022	RSU/PSU	8,118	164,800	97,421	1,977,600
	5/30/2023	RSU/PSU	92,410	1,875,900	207,911	4,220,600
	2/29/2024	RSU/PSU	97,178	1,972,700	145,767	2,959,100
	Total		197,706	4,013,400	451,099	9,157,300
David A. Zinsner	1/31/2022	RSU/PSU	82,185	1,668,400	172,614	3,504,100
	5/30/2023	RSU/PSU	74,018	1,502,600	166,531	3,380,600
	2/29/2024	RSU/PSU	86,997	1,766,000	130,496	2,649,100
	Total		243,200	4,937,000	469,641	9,533,800
Christoph Schell	3/30/2022	RSU/PSU	8,063	163,700	96,753	1,964,100
	5/30/2023	RSU/PSU	83,439	1,693,800	187,726	3,810,800
	2/29/2024	RSU/PSU	86,997	1,766,000	130,496	2,649,100
	Total		178,499	3,623,500	414,975	8,424,000
Justin Hotard	2/29/2024	RSU/PSU	189,728	3,851,500	111,060	2,254,500
	Total		189,728	3,851,500	111,060	2,254,500
April Miller Boise	7/30/2022	RSU/PSU	25,600	519,700	32,676	663,300
	5/30/2023	RSU/PSU	44,860	910,700	100,928	2,048,800
	2/29/2024	RSU/PSU	48,589	986,400	72,884	1,479,500
	Total		119,049	2,416,800	206,488	4,191,600
Awards. RSUs and PSUs are shown at their target amount. Unless otherwise noted, and in each case, subject to continued employment through the applicable vest dates:
▪The RSUs granted in 2022 vest quarterly over a three-year period from the grant date.
▪The RSUs granted on May 30, 2023 and February 29, 2024 vest in annual installments over a three-year period from the grant date.
▪The 2022 PSUs, 2023 PSUs, and 2024 PSUs each have a three-year performance period from the start of the fiscal year of the grant date and will vest on January 31, 2025, January 31, 2026, and January 31, 2027, respectively, based on our average achievement of annual performance objectives set by the Compensation Committee for each fiscal year during the performance period as to two financial metrics—revenue growth percentage (weighted 60%) and cash flow from operations (weighted 40%), with two modifiers that can each impact the overall score by plus or minus 25 points (for the 2024 PSUs, the two modifiers can only have a cumulative impact of plus or minus 25 points) based on our achievement of three-year performance objectives for relative TSR (where target payout requires above median performance compared to the S&P 500 Index) and three-year performance objectives for revenue CAGR. Further, the final payout for the 2023 PSUs and 2024 PSUs cannot exceed 100% of the target number of PSUs granted if our absolute TSR for the performance period is negative. The 2022 PSUs, 2023 PSUs, and 2024 PSUs are all shown above at the target amount because the performance for the applicable number of completed years of the three-year performance period did not exceed target. Actual payout for the 2022 PSUs was zero. However, in accordance with SEC rules and accounting standards, only 1/3 of each of the target number of 2022 PSUs, 2023 PSUs, and 2024 PSUs are shown in the Summary Compensation Table and Grants of Plan-Based Awards in Fiscal Year 2024 table above.

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Compensation
Pension Benefits for Fiscal Year 2024
The following table shows the estimated present value of accumulated pension benefits for the NEOs.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)
Michelle Johnston Holthaus	Pension Plan	N/A	—
David A. Zinsner	Pension Plan	N/A	N/A
Christoph Schell	Pension Plan	N/A	N/A
Justin Hotard	Pension Plan	N/A	N/A
April Miller Boise	Pension Plan	N/A	N/A
Patrick P. Gelsinger	Pension Plan	N/A	1,134,000
Present Value of Accumulated Benefit. Until distribution, these benefits are also reflected in the NEO’s balance reported in the Non-Qualified Deferred Compensation table. The amounts of these tax-qualified pension plan arrangements are not tied to years of credited service. Upon termination, the amount that the NEO receives under the non-qualified deferred compensation plan will be reduced by the amount received under the tax-qualified pension plan arrangement.
Ms. Johnston Holthaus’ present value of accumulated benefit was zero as of 2024 fiscal year-end. None of the other NEOs are eligible for pension benefits as they were hired after January 1, 2011. Mr. Gelsinger has pension benefits, which were earned when he was previously an Intel employee prior to the plan’s closure to new employees in 2011.
The U.S. Intel Minimum Pension Plan is a tax-qualified defined benefit plan with two components. The first component provides participants with retirement income that is determined by a pension formula based on final average compensation, Social Security-covered compensation, and length of service upon separation not to exceed 35 years. It provides pension benefits only if the annuitized value of a participant’s account balance in Intel’s tax-qualified retirement contribution plan is less than the pension plan benefit, in which case the pension plan funds a net benefit that makes up the difference. Effective January 1, 2015, compensation earned and service accruals were frozen as of December 31, 2014 in the U.S. Intel Minimum Pension Plan for all employees at or above a specific grade level, including all NEOs.
The second component is an arrangement under which pension benefits offset amounts that otherwise would be paid under the non-qualified deferred compensation plan described below. Employees who were participants in the non-qualified deferred compensation plan as of December 31, 2003 were able to consent to a one-time change to the non-qualified deferred compensation plan’s benefit formula. This change reduces the employee’s distribution amount from the non-qualified deferred compensation plan by the lump sum value of the employee’s tax-qualified pension plan arrangement at the time of distribution. Each participant’s pension plan arrangement was established as a fixed, single-life annuity amount based on assumed retirement at age 65. Each participant’s benefit was set based on a number of elements, including his or her non-qualified deferred compensation plan balance as of December 31, 2003, IRS pension rules that consider age and other factors, and limits that Intel sets for equitable administration. Mr. Gelsinger elected to participate when he was previously an Intel employee prior to 2011 and none of the other NEOs were eligible to participate in these arrangements.
The benefit under both components of the plan are frozen, and accordingly, year-to-year differences in the present value of the accumulated benefit arise mostly from changes in the interest rate used to calculate present value and the participant’s age becoming closer to age 65. We calculated the present value assuming that the NEOs will remain in service until age 65, using the interest rate and other assumptions used by Intel for financial statement accounting, as reflected in Note 17 to the financial statements in our 2024 Annual Report on Form 10-K for the year-ended December 28, 2024. An officer who terminates service before age 65 can elect to receive his or her benefits at any time following termination of employment, but not later than age 65. If such officer works past age 65, then his or her benefits must start upon termination of employment. Distributions before age 55 may be subject to a 10% federal penalty tax.

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Compensation
Non-Qualified Deferred Compensation for Fiscal Year 2024
The following table shows the non-qualified deferred compensation activity for each NEO during fiscal year 2024. Messrs. Schell and Hotard, and Ms. Miller Boise did not elect to defer into the plan in 2024.

Name	Executive Contributions in Last Fiscal Year ($)	Intel Contributions in Last Fiscal Year ($)	Aggregate Earnings (Losses) in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)
Michelle Johnston Holthaus	125,800	91,600	148,345	1,114,200
David A. Zinsner	73,200	73,200	22,220	159,700
Christoph Schell	—	—	—	—
Justin Hotard	—	—	—	—
April Miller Boise	—	—	—	—
Patrick P. Gelsinger	836,100	—	330,214	2,714,100
Executive Contributions in Last Fiscal Year. Amounts included in the Summary Compensation Table on page 63 in the “Salary” or “Non-Equity Incentive Plan Compensation” columns for 2024.
Intel Contributions in Last Fiscal Year. These amounts, which accrued during fiscal year 2024 and were credited to the participants’ accounts in 2025, are included in the Summary Compensation Table in the “All Other Compensation” column for 2024.
Aggregate Earnings (Losses) in Last Fiscal Year. These amounts are not included in the Summary Compensation Table because plan earnings were not preferential or above market.
Aggregate Balance at Last Fiscal Year-End. These amounts are as of December 28, 2024 and do not take into account the amounts in the "Intel Contributions in Last Fiscal Year" column in the table above that were accrued during fiscal year 2024 but were credited to the participants' accounts in 2025. The following amounts are included in the fiscal year-end balance and previously were reported as compensation to the NEOs in the Summary Compensation Table for 2021 through 2024 (except for Ms. Johnston Holthaus who was not a NEO prior to 2022, Messrs. Zinsner and Schell who joined Intel in 2022, Mr. Hotard who joined in 2024 and Ms. Miller Boise who was not an NEO prior to 2024): Ms. Johnston-Holthaus $333,773, Mr. Zinsner $59,348, and Mr. Gelsinger $1,400,082.
Intel will distribute the balances reported in the Non-Qualified Deferred Compensation table (plus any future contributions or earnings) to the NEOs in the manner that the officers have chosen under the plan’s terms. Some balances reported in the table above include the offset amount that the employee would receive under the tax-qualified pension plan arrangement; the actual amount distributed under this plan will be reduced by the benefit under the pension plan arrangement. See the Pension Benefits table on page 70 for these amounts.
The following table summarizes the total contributions made by the participant and Intel, including gains, losses, and distributions attributable to such contributions, that were previously reported (or that would have been reported had the participant been a NEO for all years) in the Summary Compensation Table over the life of the plan. The amounts in the table are as of December 28, 2024 and do not take into account any amounts that were accrued during fiscal year 2024 but were credited to the participants’ accounts in 2025.

Name	Aggregate Executive Deferrals over Life of Plan ($)	Aggregate Intel Contributions over Life of Plan ($)
Michelle Johnston Holthaus	408,700	705,500
David A. Zinsner	124,100	35,600
Christoph Schell	—	—
Justin Hotard	—	—
April Miller Boise	—	—
Patrick P. Gelsinger	2,192,700	521,400
Intel’s non-qualified deferred compensation plan allows certain highly compensated employees, including NEOs, to defer up to 60% of their salary and up to 75% of their annual incentive cash payment. Gains on equity compensation are not eligible for deferral. Beginning in 2020, Intel began making matching contributions on employee deferrals into the plan. Matching contributions are 100% vested. All NEOs who made deferral contributions received matching contributions. For 2019 and earlier, Intel made company contributions to the employee’s account representing the portion of Intel’s retirement contribution on eligible compensation (consisting of base salary and annual and quarterly incentive cash payments) earned in excess of the tax code annual compensation limit. These company contributions are subject to the six-year graded vesting provisions in the retirement contribution plan. In addition, these contributions vest upon death, disability, or reaching age 60. Ms. Johnston Holthaus and Mr. Gelsinger are fully vested in the value of company contributions, as they have each completed more than six years of service or reached the age of 60.

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Compensation
Employment Contracts and Change in Control Arrangements
All of Intel’s NEOs are employed at will, and in 2024, we did not maintain any payment arrangements that would be triggered by a “change in control” of Intel. The NEOs (other than Mr. Gelsinger) are eligible for severance benefits under the Executive Severance Plan on a termination without cause by Intel (and, effective in 2025, for a good reason termination for Ms. Johnston Holthaus) and Mr. Gelsinger was eligible for cash severance benefits in the event of a termination of employment without cause by Intel or a resignation by Mr. Gelsinger for good reason. See “Compensation Discussion and Analysis; Other Aspects of Our Executive Compensation Programs; Post-Employment Compensation Arrangements; Specific Arrangements” on page 61 for the details of these arrangements with the NEOs. The Compensation Committee adopted the Executive Officer Cash Severance Policy in February 2024 that provides Intel will not enter into any new employment agreement or severance agreement with any of our executive officers or establish any new severance plan or policy covering any of our executive officers that provides for cash severance benefits exceeding 2.99 times the sum of the executive officer’s base salary plus target annual bonus opportunity, without seeking stockholder ratification of such agreement, plan, or policy.
Other Potential Post-Employment Payments
SEC rules require companies to report the amounts of benefits that are triggered by termination of employment. These amounts are reported in the following tables under the heading “Payment/Benefit.” As noted above, we do not maintain arrangements for NEOs that are triggered by a change in control.
The table below reports the value of payments and benefits available to each of the NEOs upon the following specified events: voluntary separation or retirement, involuntary termination, or death or disability, assuming that the triggering events occurred on December 28, 2024, based on the price per share of Intel common stock on the last trading day of the fiscal year ($20.30 on December 27, 2024), except for Mr. Gelsinger, for whom the table reports what he received in connection with his resignation from the company on December 1, 2024. For additional details regarding the severance benefits Mr. Gelsinger received, see above under “Departure of Prior CEO” on page 42 or “Post- Employment Compensation Arrangements” on page 60. Amounts actually received if any of the NEOs cease to be employed will vary based on factors such as the timing during the year of any such event, the company’s stock price, the NEO’s age, performance under the terms of applicable performance-based awards, and any changes to our benefit arrangements and policies.
Each of our NEOs (other than Mr. Gelsinger) is eligible to participate in the Executive Severance Plan. Under the Executive Severance Plan, if a participating NEO’s employment is terminated by the company without “cause” the executive generally will be entitled to the following benefits, which are more fully described in the footnotes to the Estimated Potential Payments table below:
▪a cash payment equal to 1.5 times of the sum of the NEO’s base salary and target bonus opportunity, payable in installments over an 18-month period following termination of employment in accordance with the company’s payroll practices;
▪an additional lump-sum payment approximately equal to 18 months of the monthly premium for the NEO’s and his or her dependents’ participation in the Company’s group health plans;
▪pro-rated vesting of eligible restricted stock units and eligible performance stock units based on the number of whole months of employment during the vesting period; provided that the vesting of time-based equity awards will accelerate at the time of termination of employment and performance-based equity awards will vest based on actual performance results at the end of the applicable performance period; and
▪outplacement services at the company’s expense for up to 18 months following their termination of employment.
Pursuant to her letter agreement dated February 27, 2025, Ms. Johnston Holthaus also became eligible to receive the severance benefits listed above in the event she resigns for good reason within two years following the appointment of Intel’s new CEO, provided she executes and does not revoke a release of claims in favor of Intel.
Amounts shown do not include: (i) benefits earned during the term of the NEO’s employment that are available to all benefit-eligible salaried employees, (ii) the value of vested equity awards that the NEO is entitled to regardless of whether employment is terminated, and (iii) the value of vested deferred compensation and retirement benefits that are also reported in the tables above.

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Compensation

Name	Payment/Benefit	Voluntary Separation or Retirement ($)	Involuntary Termination ($)	Death or Disability ($)
Michelle Johnston Holthaus	Valuation of RSUs Vesting Acceleration	1,760,100	1,760,100	4,013,400
	Valuation of PSUs Vesting Acceleration	5,207,000	5,207,000	7,179,700
	Cash Severance Payment	—	3,506,250	—
	Other	—	48,348	—
	Total	6,967,100	10,521,698	11,193,100
David A. Zinsner	Valuation of RSUs Vesting Acceleration	—	—	4,937,000
	Valuation of PSUs Vesting Acceleration	—	—	7,949,700
	Cash Severance Payment	—	3,506,250	—
	Other	—	59,670	—
	Total	—	3,565,920	12,886,700
Christoph Schell	Valuation of RSUs Vesting Acceleration	—	—	3,623,500
	Valuation of PSUs Vesting Acceleration	—	—	6,459,900
	Cash Severance Payment	—	3,506,250	—
	Other	—	54,756	—
	Total	—	3,561,006	10,083,400
Justin Hotard	Valuation of RSUs Vesting Acceleration	—	—	3,851,500
	Valuation of PSUs Vesting Acceleration	—	—	2,254,500
	Cash Severance Payment	—	3,341,250	—
	Other	—	45,342	—
	Total	—	3,386,592	6,106,000
April Miller Boise	Valuation of RSUs Vesting Acceleration	—	—	2,416,700
	Valuation of PSUs Vesting Acceleration	—	—	3,528,400
	Cash Severance Payment	—	3,093,750	—
	Other	—	59,670	—
	Total	—	3,153,420	5,945,100
Patrick P. Gelsinger	Valuation of RSUs Vesting Acceleration	—	—	—
	Valuation of PSUs Vesting Acceleration	—	—	—
	Cash Severance Payment	7,853,450	—	—
	Other	—	—	—
	Total	7,853,450	—	—
Valuation of PSU Acceleration. For the 2022 PSUs, which had vested as of the date of this proxy statement, valuation is based on the actual payout at 0%. The other outstanding PSUs are valued at target amount and the actual shares will not be known until the time of the applicable payout date after the end of the applicable performance period based on actual performance results.
Vesting Acceleration—Retirement Eligibility. Ms. Johnston Holthaus is retirement eligible under the Rule of 75 under our equity program. This means she will receive certain accelerated vesting of her equity awards in the event of her voluntary retirement or an involuntary termination. None of the equity awards that were outstanding as of December 28, 2024 were eligible for accelerated vesting under the Executive Severance Plan on a termination without cause.
Cash Severance Payment. For the NEOs other than Mr. Gelsinger, represents a cash severance payment equal to 1.5 times the NEOs’ base salary and target cash bonus opportunity payable pursuant to the Executive Severance Plan. For purposes of calculating the cash severance payment, the NEOs’ base salary and target bonus opportunity are based on the rate in effect as of December 28, 2024 (and not based on base salary actually paid in 2024). For Mr. Gelsinger, the cash severance payment represents the amount of severance he received pursuant to his Retirement and Separation Agreement, which was equal to the sum of: (i) $7,031,250, payable in installments over an 18-month period in accordance with the company’s payroll practices (representing the sum of 18 months of his annual base salary and 1.5 times his target cash bonus opportunity) and (ii) $822,200, representing a prorated portion (11/12) of his annual cash bonus for 2024, the value of which was calculated based on actual performance results and paid at the time such bonuses were otherwise payable to other executives of the company.
Other. Represents a cash payment approximately equal to 18 months of the monthly premium for the NEO’s and his or her dependents’ participation in the Company’s group health plans payable pursuant to the Executive Severance Plan.
Mr. Hotard Termination Payments. Mr. Hotard resigned from the company and departed from Intel in March 2025. He did not receive any severance payments or benefits on his separation from the company.

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Compensation
Equity Award Termination Provisions
Unvested PSUs and RSUs are canceled upon termination of employment for any reason other than retirement, death, or disability. Our equity awards generally have the following post-employment provisions:
▪Retirement means termination of employment when (i) the employee is at least age of 60 or in the case of non-grandfathered employees (defined below) for purposes of PSUs only, at least age 60 with 5 years of service (each, Rule of Age 60) or (ii) the employee’s age plus years of service equals at least 75 (Rule of 75).
▪PSUs. The PSU retirement rules also depend on whether the employee is deemed “grandfathered” (employees hired prior to 2019 who received performance-based RSUs in 2018) or “non-grandfathered” (employees hired in 2019 or later or who did not receive performance-based RSUs in 2018). For grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period if the retirement (voluntary or involuntary) occurs within the first calendar year of the grant date; if retirement occurs after the first calendar year of the grant date, then the PSUs are fully vested. For non-grandfathered employees, the number of PSUs eligible for accelerated vesting will be prorated by the number of months employed during the 36-month performance period. PSUs are not settled into shares of our common stock until after the end of the performance period based on actual performance results, even if the holder qualifies for early vesting.
▪RSUs. RSUs are subject to retirement vesting under the Rule of Age 60 or the Rule of 75, but not both. Upon a termination of employment when satisfying Rule of Age 60, the employee receives one additional year of vesting for every five years of service. Upon termination of employment when satisfying the Rule of 75, the employee receives one additional year of vesting. Additional years of vesting means that any RSUs scheduled to vest within the number of years from the date of termination determined under the rule of Age 60 or Rule of 75 will be vested on the employee’s retirement date.
▪Upon disability or death all unvested RSUs become 100% vested, and unvested PSUs will become vested subject to actual performance.
▪Pursuant to the Executive Severance Plan, in the event of a termination without cause, the following equity awards are eligible for prorated accelerated vesting based on the number of whole months of employment during the vesting period or performance period, as applicable: (i) annual RSU and PSU awards granted to the employee (a) after the employee became eligible to participate in the Executive Severance Plan, and (b) more than one year prior to the date of employee’s termination of employment; and (ii) RSU and PSU awards designated by the company as “make-whole” awards granted to the employee after the employee became eligible to participate in the Executive Severance Plan. None of the equity awards that were outstanding as of December 28, 2024 were eligible for accelerated vesting under the Executive Severance Plan.

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Compensation

CEO Pay Ratio
During 2024, Mr. Gelsinger, our former CEO, served as CEO through December 1, 2024 and Ms. Johnston Holthaus and Mr. Zinsner served as Interim Co-CEOs from December 1, 2024 through the end of the year. As permitted under SEC rules, we chose November 30, 2024 as the date to identify our median employee and selected Mr. Gelsinger for the pay ratio calculation as Mr. Gelsinger served as CEO for most of the fiscal year and was serving as such on November 30, 2024. In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. The 2024 annual total compensation of our former CEO Mr. Gelsinger is $27,556,600, the 2024 annual total compensation of our median compensated employee is $96,100, and the ratio of these amounts is 287 to 1.
For purposes of the pay ratio calculation, Mr. Gelsinger’s total 2024 annual compensation was calculated by (i) annualizing his base salary and annual bonus cash payments (rather than including base salary and annual bonus actually paid) because Mr. Gelsinger was not employed by the company for all of fiscal year 2024, and (ii) including all other compensation components Mr. Gelsinger actually received in 2024 as described in the Summary Compensation Table, such as the one-time payments that were made to Mr. Gelsinger in connection with his resignation from the company for accrued but unused vacation, sabbatical, and holiday pay and payments related to the late delivery of such amounts.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our human resources system of record and the methodology described below. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and types of workforces, may operate in different countries, and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios. We are a global company with more than 56% of our employees located outside the U.S. and significant manufacturing operations. As a result, our employee population is different than that of other companies.
Our median employee works in Malaysia as a full-time silicon engineer. For purposes of identifying our median compensated employee as of our measuring date of November 30, 2024, we used total direct compensation as our consistently applied compensation measure. In this context, total direct compensation means the applicable annual base salary determined as of November 30, 2024, the annual incentive cash target amount or commission target amount payable for service in 2024, and the approved value of the annual equity awards granted during 2024, which we annualized for all permanent employees who did not work for the entire year. To identify our median compensated employee, we then calculated the total direct compensation for our global employee population and used the foreign currency exchange rates in effect on November 30, 2024.
As of December 28, 2024, we had 108,900 worldwide employees, and approximately 79% of our U.S. employees’ total direct compensation exceeds our median employee’s total direct compensation.

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Compensation

Pay Versus Performance
This disclosure has been prepared in accordance with the SEC’s pay versus performance rules in Item 402(v) of Regulation S-K under the Exchange Act, and does not necessarily reflect the value of compensation actually realized by the NEOs or how the Compensation Committee evaluates compensation decisions. Amounts included as “compensation actually paid” do not represent the value of cash compensation and equity awards actually received by the NEOs, but rather is an amount calculated under SEC rules that includes, among other things, the year-over-year changes in the “fair value” of unvested equity-based awards. For discussion of how the Compensation Committee seeks to align pay with performance when making compensation decisions, please review the Compensation Discussion and Analysis beginning on page 42.
The following table shows the information for the past five fiscal years of: (i) the Summary Compensation Table (SCT) total compensation amount (see page 63) for our principal executive officers (PEOs) and, on an average basis, our Non-PEO NEOs, (ii) the “compensation actually paid” (CAP) amount for our PEOs and, on an average basis, our Non-PEO NEOs (in each case, as determined in accordance with SEC rules), (iii) our TSR, (iv) our peer group TSR (Peer Group TSR), (v) our net income, and (vi) our revenue.
Pay for Performance Table

Year	SCT Total for Robert H. Swan ($)	CAP to Robert H. Swan ($)	SCT Total for Patrick P. Gelsinger ($)	CAP to Patrick P. Gelsinger ($)	SCT Total for Michelle Johnston Holthaus ($)	CAP to Michelle Johnston Holthaus ($)	SCT Total for David A. Zinsner ($)	CAP to David A. Zinsner ($)	Average SCT Total for Non-PEO NEOs ($)	Average CAP to Non- PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (in billions) ($)	Revenue (Non- GAAP) (in billions) ($)
											TSR ($)	Peer Group TSR ($)
2024	N/A	N/A	27,429,900	(82,216,617)	12,626,000	(13,792,850)	12,343,100	(14,258,138)	10,214,333	(2,842,898)	38.30	305.54	(18.8)	53.1
2023	N/A	N/A	16,855,400	82,484,119	N/A	N/A	N/A	N/A	8,815,275	23,524,978	93.55	218.92	1.7	54.2
2022	N/A	N/A	11,614,700	(78,501,522)	N/A	N/A	N/A	N/A	12,812,380	5,207,059	48.06	138.70	8.0	63.1
2021	605,300	(26,428,474)	178,590,400	124,177,488	N/A	N/A	N/A	N/A	10,538,800	2,003,497	89.75	192.25	19.9	74.7
2020	22,389,500	(41,412,608)	N/A	N/A	N/A	N/A	N/A	N/A	10,896,140	(10,755,073)	80.28	142.28	20.9	72.9
NEOs. The following table shows the PEO(s) and Non-PEO NEOs for each of 2024, 2023, 2022, 2021, and 2020.

	PEO	Non-PEO NEOs
2024	Patrick P. Gelsinger; Michelle Johnston Holthaus; David A. Zinsner†	Christoph Schell, Justin Hotard, and April Miller Boise
2023	Patrick P. Gelsinger	Michelle Johnston Holthaus, Sandra L. Rivera, David A. Zinsner, and Christoph Schell
2022	Patrick P. Gelsinger	Michelle Johnston Holthaus, Sandra L. Rivera, David A. Zinsner, Christoph Schell, and George S. Davis
2021	Robert H. Swan; Patrick P. Gelsinger††	Sandra L. Rivera, Steven R. Rodgers, George S. Davis, Gregory M. Bryant, and Navin Shenoy
2020	Robert H. Swan	George S. Davis, Navin Shenoy, Steven R. Rodgers, Gregory M. Bryant, and Venkata Renduchintala
†    Mr. Gelsinger ceased being Intel’s CEO effective as of December 1, 2024, and Ms. Johnston Holthaus and Mr. Zinsner served as Intel’s Interim Co- CEOs effective December 1, 2024 through March 18, 2025.
†† Mr. Swan ceased being Intel’s CEO effective as of February 15, 2021, and Mr. Gelsinger was appointed Intel’s CEO effective as of February 15, 2021.
Compensation Actually Paid. The dollar amounts reported represent the “compensation actually paid,” as calculated in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to our executives during the applicable year. In accordance with SEC rules, certain adjustments were made to the Summary Compensation Table total compensation to determine the amount of “compensation actually paid,” including adding (i) the year-end value of equity awards granted during the reported year, and (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested or were forfeited, or through the end of the reported fiscal year. For purposes of calculating “compensation actually paid,” the fair value of equity awards is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718) using the same assumption methodologies used to calculate the grant date fair value of awards for purposes of the Summary Compensation Table (see beginning on page 63 for additional information on assumption methodologies).

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Compensation Actually Paid Calculations. The following table shows the adjustments made to the Summary Compensation Table total compensation to calculate “compensation actually paid” to each of our PEOs for 2024, Messrs. Gelsinger and Zinsner and Ms. Johnston Holthaus, and the average “compensation actually paid” to our Non-PEO NEOs for 2024.

	Patrick P. Gelsinger ($)	Michelle Johnston Holthaus ($)	David A. Zinsner ($)	Average for Non-PEO NEOs ($)
Summary Compensation Table (SCT) Total	27,429,900	12,626,000	12,343,100	10,214,333
Minus, the amounts reported as “Stock Awards” in the SCT	24,625,700	11,018,800	10,728,800	8,264,200
Plus, the fair value as of 2024 fiscal year end of equity awards granted in 2024 and unvested as of year end	—	3,566,289	3,192,667	3,347,147
Plus, the change in fair value as of 2024 fiscal year end (from 2023 fiscal year end ) of outstanding and unvested equity awards granted in a prior year	—	(15,298,542)	(17,164,064)	(7,242,589)
Plus, the change in fair value as of the vesting date (from 2023 fiscal year end ) of equity awards granted in a prior year that vested during 2024	(1,775,113)	(3,667,797)	(1,901,041)	(897,589)
Minus, the fair value as of 2023 fiscal year end of awards that were forfeited during 2024	83,245,704	—	—	—
Equals Compensation Actually Paid (CAP)*	(82,216,617)	(13,792,850)	(14,258,138)	(2,842,898)
*    No adjustments were made to CAP for defined benefit and actuarial pension plans because there was no change in pension value reported in the SCT for any of the NEOs in 2024, and the pension plan benefit that certain NEOs participated in was frozen effective in January 2020, so there is no ongoing service cost.
TSR. Pursuant to the SEC rules, company TSR and Peer Group TSR is determined based on the value of an initial fixed investment of $100 on December 27, 2019, the last trading day prior to the commencement of fiscal year 2020, through the end of the listed year. The Peer Group TSR set forth in this table utilizes the S&P 500 IT Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K under the Exchange Act, and included in our 2024 Annual Report on Form 10-K.
Company Selected Measure. Revenue (Non-GAAP) is the financial measure that was determined to be the most important financial performance measure linking “compensation actually paid” to our NEOs to company performance for 2024 and therefore was selected as the 2024 “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K under the Exchange Act. For 2024, 2023 and 2022, revenue (non-GAAP) is the same as the company’s reported consolidated GAAP revenue (i.e., no adjustments to GAAP revenue were made in 2024, 2023 and 2022). For 2021 and 2020, revenue (non-GAAP) is the company’s reported consolidated GAAP revenue after adjustment for revenue during those periods from the NAND memory business we agreed to sell to SK hynix.
2024 Performance Measures
In accordance with SEC rules, the following table lists the three financial performance measures that, in the company’s assessment, represent the most important financial performance measures used to link “compensation actually paid” to our NEOs to company performance for 2024, as further described in our Compensation Discussion and Analysis within the sections titled “Annual Incentive Cash Compensation” (see page 48) and “2024 PSU Awards” (see page 55).

Three Most Important Performance Measures
Revenue (Non-GAAP)
Gross Margin Percentage (Non-GAAP)
Cash Flow from Operations

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Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with SEC rules, the charts below illustrate how “compensation actually paid” (CAP) to our NEOs aligns with our company’s financial performance as measured by our TSR, our Peer Group TSR, our net income, and our revenue.
Compensation Actually Paid vs. Intel TSR and S&P 500 IT Index TSR

Holthaus CAP ($M)	Zinsner CAP ($M)	Gelsinger CAP ($M)	Swan CAP ($M)
Avg NEO CAP ($M)	INTC TSR	S&P 500 IT Index TSR
Compensation Actually Paid vs. Net Income and Revenue (Non-GAAP)

Holthaus CAP ($M)	Zinsner CAP ($M)	Gelsinger CAP ($M)	Swan CAP ($M)
Avg NEO CAP ($M)	Net Income ($B)	Non-GAAP Revenue ($B)

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Equity Incentive Plan

Proposal 4 Approval of Amendment and Restatement of the 2006 Equity Incentive Plan

▪Long-term equity compensation helps to attract, motivate, and retain talent
▪The 2006 Equity Incentive Plan (EIP) and our equity compensation programs reflect good corporate governance practices
▪Equity awards are broadly granted to eligible members of Intel’s workforce (e.g., ~62% of Intel’s workforce received an equity award in 2024)
▪Increase of the 2006 EIP share reserve is necessary for appropriate implementation of planned compensation actions for 2025

The Board recommends that you vote “FOR” approval of the amendment and restatement of the 2006 EIP.

The Board is requesting that stockholders vote in favor of amending the 2006 Equity Incentive Plan (2006 EIP) to add 150 million shares to the share reserve. Since the 2006 EIP was first adopted in 2006, it has been our practice to present it to stockholders for re-approval regularly and frequently to allow stockholders to review our use of equity compensation and to vote upon the continued use of the 2006 EIP. If this Proposal is approved, the term of the 2006 EIP will extend to 2027; if not approved, the share reserve under the 2006 EIP will not be increased and the 2006 EIP will terminate in 2026.
Intel has a long-standing practice of granting equity awards not only to its executives and directors, but also broadly among its employees. As of the grant date (February 29, 2024) for the 2024 annual long-term incentive awards, approximately 62% of the eligible employees received an equity award in 2024. The 2006 EIP authorizes us to grant four types of equity awards: stock options, stock appreciation rights (SARs), restricted stock, and restricted stock units (RSUs). In practice, we have used the 2006 EIP to grant time-based RSUs, performance-based RSUs or Performance Stock Units (PSUs), and stock options.
Please note that the following summary of major features of the amended and restated 2006 EIP is qualified in its entirety by reference to the actual text of the amended and restated 2006 EIP, which is included as Appendix A beginning on page A-1 to this proxy statement.
Key Changes to the 2006 EIP
We are requesting that stockholders approve the amended and restated 2006 EIP, which includes approval of the following:
Addition of 150 million shares. The Board requests the addition of 150 million shares of our common stock to the 2006 EIP. These 150 million shares represent approximately 3.4% of our outstanding shares of common stock as of March 1, 2025 (4,355,438,592 shares). We carefully manage share usage under our equity plans—over the last three fiscal years, our annual gross burn rate has averaged 2.11%. We last sought stockholder approval for an increase to the EIP share reserve in 2023 and planned to return in one year for our next share request. However, as a result of our diligent management of our share usage, we were able to extend our share reserve and a refresh was not necessary in 2024. In 2024 under our equity plans, we granted equity awards covering 64.5 million shares (at target for performance awards). If approved, we expect this additional share request would allow us to maintain our regular equity compensation program without interruption until June 2026.
Extension of the expiration date of the 2006 equity incentive plan to June 30, 2027. The 2006 EIP is currently scheduled to expire on June 30, 2026, and we are requesting an extension of the expiration of the plan to June 30, 2027. We are requesting an additional one-year extension as this is consistent with our current annual renewal cycle, which gives our stockholders the ability to evaluate and vote on the continuation of our plan on a frequent basis.

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Equity Incentive Plan
Share Reservation
The following table summarizes the number of shares subject to outstanding awards and that would be authorized for issuance as of March 1, 2025 under our equity plans, other than our 2006 Employee Stock Purchase Plan (ESPP), if this Proposal is approved. In addition to the 2006 EIP, there are outstanding awards under plans we assumed in connection with acquisitions. As of March 1, 2025, the 2006 EIP and the ESPP are Intel’s only active equity plans, and no future grants will be made under the plans assumed in connection with acquisitions.
Share Reservation Under Our Equity Plans (Excluding ESPP)

Millions
Outstanding awards as of March 1, 2025	192.0
Outstanding Options/SARs	2.7
Outstanding RSUs and PSUs	189.3
Additional shares issuable if PSUs vest at maximum payout levels	9.0
Shares available for new grants as of March 1, 2025 under 2006 EIP	74.4
Total number of shares issuable as of March 1, 2025 (outstanding awards plus potential new grants)	275.4
Additional shares requested under this Proposal	150.0
Total shares authorized for issuance as of March 1, 2025	425.4
Outstanding awards as of March 1, 2025. This number also assumes that PSUs outstanding as of March 1, 2025 will convert at 100% of their target amounts upon vesting. PSUs are granted at a target share amount, and can convert into Intel shares anywhere from 0% to 200% of that target amount upon vesting, depending on achieving specified performance criteria. For more information on PSUs, see “Compensation; Executive Compensation Tables; Grants of Plan-Based Awards in Fiscal Year 2024” on page 67.
Outstanding Options/SARs. The weighted average exercise price is $44.65. The weighted average remaining term is 5.2 years.
Additional shares issuable if PSUs vest at maximum payout levels. This is the additional number of shares that would be issued if PSUs outstanding as of March 1, 2025 convert at 200% of their target amounts upon vesting.
Shares available for new grants as of March 1, 2025 under 2006 EIP. Assumes PSUs outstanding as of March 1, 2025 vest at maximum payout levels.
Additional shares requested under this Proposal. If this Proposal is approved, an estimated 224.4 million shares would be available for new grants under the 2006 EIP. That number is an estimate because the shares available may increase due to cancellations and expirations and decrease due to new grants between March 1, 2025 and the effective date of the 2006 EIP amendment and restatement.
Reasons to Vote for the Proposal
Long-term equity is a key component of our compensation programs. The Board believes that equity awards help to attract, motivate, and retain talented employees, non-employee directors, and Consultants (as defined in the 2006 EIP).
Equity awards granted under the 2006 EIP align participant and stockholder interests. Equity awards, whose value depends on our stock performance and which require continued service over time before any value can be realized, link participant compensation to company performance, maintain a culture based on employee stock ownership, and retain talented employees in a highly competitive labor market.
The 2006 EIP is the sole active plan for granting equity awards. If stockholders do not approve the increase in the share reserve, the share reserve under the 2006 EIP will be too low to appropriately implement our 2025 and 2026 compensation plans and we will lose access to an important compensation tool in the labor markets in which we compete.
Limitations on our ability to grant equity awards would have significant negative consequences to Intel and stockholders. One alternative to using equity awards would be to significantly increase cash compensation. Any significant increase in cash compensation in lieu of equity awards would reduce the cash otherwise available for operations and investment in our business and would negatively impact our ability to attract, motivate, and retain employees, non-employee directors, and Consultants, in addition to weakening the link between the incentives of our equity award recipients and our stockholders.
We manage our equity compensation program thoughtfully. We manage our long-term stockholder dilution by limiting the number of equity awards granted annually and limiting what we grant to what we believe is an appropriate amount of equity necessary to attract, reward, and retain employees. We are also mindful of the ratio of our stock-based compensation expense to our revenues over time.

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The 2006 EIP and our equity compensation programs are designed to reflect leading corporate governance practices:

Feature/Practice	Description

No Liberal Share Recycling	Shares used to pay the exercise price or withholding taxes for an outstanding award, unissued shares resulting from the net settlement of outstanding SARs, and shares purchased by Intel in the open market using the proceeds of option exercises do not become available for issuance as future awards.

No Evergreen Provision	The 2006 EIP does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the plan.

No Automatic Grants	The 2006 EIP does not provide for automatic grants to any participant.

No Tax Gross-Ups	The 2006 EIP does not provide for any tax gross-ups.

No Discounted Options or SARs	Stock options and SARs may not be granted with exercise prices lower than the market value of the underlying shares on the grant date.

No Repricing Without Stockholder Approval	Other than in connection with a change in Intel’s capitalization, the purchase price of a stock option or SAR may not be reduced without stockholder approval, and underwater options and SARs may not be exchanged, or canceled and re-granted, for awards with a lower exercise price or for cash without stockholder approval.

No Reload Grants	Reload grants, or the granting of stock options conditioned upon delivery of shares to satisfy the exercise price and/or tax withholding obligation under another employee stock option, are not permitted.

Clawback
If the Compensation Committee determines a participant committed an act of misconduct specified in the 2006 EIP, the participant’s unvested RSUs (including PSUs) and restricted stock will be canceled and none of the participant’s options and SARs will be exercisable. The 2006 EIP also provides that awards thereunder will be subject to recovery in accordance with our Compensation Recoupment Policy. See below “Clawback Provision for Executive Officers” on page 84.

Individual Limits on Awards	The 2006 EIP limits the number of shares underlying awards that may be granted to a participant in a calendar year. There are further limits on the number that may be granted to a non-employee director.

Minimum Performance Period	Any PSU or performance-based restricted stock award must be based on performance over a period of one year or longer. Our PSUs have a performance period of at least three years, which we believe promotes the creation of long-term value. Our senior-level employees receive at least 50% of their equity compensation in PSUs (our CEO receives 80% in PSUs).

Frequent Re-approval	This amendment and restatement would extend the plan term by one year, which supports our philosophy of frequent stockholder review of the plan. This requires us to regularly and frequently present the 2006 EIP to stockholders for re-approval and extension.

Independent Administration	The 2006 EIP is administered by the Compensation Committee, which is composed entirely of “independent directors” within the meaning of Nasdaq’s independence requirements and “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.

Background on Equity Compensation at Intel
Intel granted equity awards to approximately 62% of its employees in 2024, a practice that is highly supported by our stockholders as it further aligns employee and stockholder interests. While we typically grant equity awards on a pre-established quarterly schedule, we grant most of our awards in the second quarter of each year as part of our company-wide employee performance evaluation.

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Equity Award Grants in 2024 under the 2006 EIP

Category	Number of Shares Subject to Awards Granted (in millions)	% of Total 2024 Grants
Non-employee Directors	0.12	0.2%
NEOs	1.62	2.5%
All Other Participating Employees	62.79	97.3%
Total	64.53	100.0%
Except for our NEOs and other senior leaders, from 2015 through 2024, we have granted equity awards under the 2006 EIP exclusively in the form of RSUs and PSUs. The employees in our broad-based equity award program and non-employee directors receive RSUs. Our senior-level employees generally receive long-term incentive equity awards consisting of PSUs and RSUs, with our senior-level employees generally receiving at least 60% of their equity awards in the form of PSUs (our former CEO received 80% in PSUs). The payout of PSUs is subject to a performance-based formula. They are granted at a target share amount, and the number of shares a participant ultimately receives, depending on Intel’s performance, can range from 0% to 200% of the target. For more information on our PSUs, see “Compensation Discussion and Analysis” on page 42 for a description of our current executive compensation programs. Certain of our NEOs also hold strategic growth PSUs, which have a five-year performance period and require stock price appreciation to vest, and strategic growth performance stock options, which vest over four years, expire after ten years, and require stock price appreciation to become exercisable.
We believe RSUs, PSUs, strategic growth PSUs, and strategic growth performance stock options are an effective means to align the interests of our employees and stockholders, and PSUs provide our senior leadership with at-risk compensation that rewards performance. The number of shares issued under awards may be lower or, in the case of PSUs, higher than the nominal number of shares stated in the awards, but in no case may the limits set forth in our equity plans be exceeded.
Net Burn Rate, Gross Burn Rate, and Overhang
We review a number of metrics to assess the cumulative impact of our equity compensation program (other than ESPP):
▪Net Burn Rate. Our net burn rate is equal to our total equity awards granted less cancellations, divided by total shares of common stock outstanding at the end of the year. Net burn rate shows how rapidly the shares reserved for our 2006 EIP are being depleted, while reflecting that canceled awards are returned to the plan. Carefully monitoring our net burn rate helps us limit long-term stockholder dilution from our equity compensation program. Intel’s long-term goal is to limit the average net burn rate under our equity compensation program (other than ESPP) to less than 2%. Over the past three fiscal years, our annual net burn rate averaged 1.49% (0.54% in 2024).
▪Gross Burn Rate. Gross burn rate is another measure of share utilization that differs from net burn rate by not taking into account award cancellations. It is equal to our total equity awards granted divided by total shares of common stock outstanding at the end of the year. Over the last three fiscal years, our annual gross burn rate has averaged 2.11% (1.49% in 2024).
▪Overhang. Overhang measures potential stockholder dilution and is equal to the number of shares subject to our outstanding equity awards, plus the number of shares available to be granted, divided by total shares of common stock outstanding at the end of the year. Over the past three fiscal years, our overhang has averaged 7.5% (6.7% in 2024). If the 150 million shares requested in this Proposal were added to the number of shares available at the end of 2024, then our overhang in 2024, based on the same calculation, would have been 10.2%.
Key Metrics for the Past Three Fiscal Years Under Equity Plans (Other than ESPP)

	2024 (%)	2023(%)	2022(%)	Average (%)
Net Burn Rate	0.54	1.76	2.16	1.49
Gross Burn Rate	1.49	2.32	2.52	2.11
Overhang	6.73	8.86	6.96	7.52
Percentage of Equity Awards Granted to NEOs	2.50	2.10	1.40	2.00

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Key Terms of the Amended and Restated 2006 Equity Incentive Plan
The following is a summary of the key provisions of the amended and restated 2006 EIP, which is subject to stockholder approval of this Proposal. Some of these provisions are described in greater detail below, and the summary and descriptions are qualified by reference to the terms of the amended and restated 2006 EIP, which is set forth as Appendix A beginning on page A-1 of this proxy statement.

Plan Term:	May 17, 2006 to June 30, 2027

Eligible Participants:
All of our full-time and part-time employees and Consultants (as defined in the 2006 EIP) (102,900 employees and two Consultants, in each case, as of March 1, 2025), where legally eligible to participate, and our non-employee directors (thirteen individuals, as of March 1, 2025). No equity awards have been made to Consultants to date.

Shares Authorized:
425.4 million shares may be issued as of March 1, 2025, pursuant to either new grants after that date or awards outstanding as of that date, subject to adjustment only to reflect stock splits and similar changes in Intel’s capitalization.

Award Types (available to all eligible participants, including non-employee directors):	RSUs, restricted stock, stock options and SARs.

Individual Award Limitations:
The 2006 EIP limits the number of shares subject to awards granted to an individual participant in any calendar year to:
(1) No more than four million shares subject to stock options or SARs to an individual participant during any calendar year.
(2) No more than four million shares subject to restricted stock or RSU grants to an individual participant during any calendar year.
These limits are subject to adjustment to reflect stock splits and similar changes in Intel’s capitalization and are greater than the number of stock options or RSUs that we have granted to any individual in the past.

Other Award Limitations:	The aggregate dollar value of equity-based awards and cash compensation granted to a non-employee director under the 2006 EIP or otherwise during any fiscal year may not exceed $1,250,000. For purposes of valuing any equity-based compensation, the amount will be determined using the grant date fair value of the award.

Vesting:	No stock option may be exercised less than one year from the grant date (except upon the death, disability, or retirement of the participant). For RSUs and restricted stock, no vesting condition that is based on performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one year.

Non-Employee Director Awards
Each non-employee director may be granted awards for a number of shares, as determined by the Board, but the grant date fair value of the awards, when combined with the director’s annual cash compensation, cannot exceed $1,250,000 in any fiscal year. See page 30 for a description of our current non-employee director compensation program.
Vesting of Restricted Stock and RSUs
The Compensation Committee (or, for non-employee director awards, the Board) may make the grant, issuance, retention, or vesting of restricted stock and RSUs contingent upon, among other conditions, continued service with Intel, the passage of time, or such performance criteria and the level of achievement against such criteria as it deems appropriate.
Vesting and Exercise of Stock Options and SARs
The exercise price of stock options granted under the 2006 EIP may not be less than the market value (the average of the high and low market price) of our common stock on the grant date. The stock option term may not be longer than seven years in the case of stock options vesting in full in less than five years, and may not be longer than 10 years in the case of stock options vesting in full in five or more years. The Compensation Committee (or, for non-employee director awards, the Board)

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will determine when each stock option becomes exercisable, including the establishment of performance-vesting criteria, if any, provided that no stock option may be exercised less than one year from the grant date (except upon the death, disability, or retirement of the participant). Similar terms and limitations apply to SARs.
Performance-Vesting Criteria
For awards with performance-vesting criteria, the Compensation Committee may, but need not, select one or more of the following factors for such performance-vesting criteria, each of which may be adjusted as provided in the 2006 EIP: (a) cash flow, (b) earnings per share, (c) earnings before one or more of interest, taxes, depreciation, and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) gross margin, operating margin, or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction. These factors may be applied either individually, alternatively, or in any combination, to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results, or to a designated comparison group, on a U.S. GAAP or non-GAAP basis.
Dividends
Unless specified by the Compensation Committee, the shares issuable under an award may not be adjusted to reflect cash dividends or other rights that may be paid or issued to stockholders prior to the issuance of those shares. The committee may specify that dividends or dividend equivalent amounts will be credited and/or payable with respect to the shares subject to an award, unless the award is a stock option or SAR. Furthermore, to the extent dividends or dividend equivalents are credited or payable in connection with an award, the dividends and dividend equivalents must be subject to the same restrictions and risk of forfeiture as the underlying award and may not be paid until the underlying award vests.
Transferability
Awards granted under the 2006 EIP are transferable only by will or the laws of descent and distribution, or to the extent otherwise determined by the Compensation Committee. The committee has sole discretion to permit the transfer of an award.
Administration
The Compensation Committee, which is made up entirely of independent directors, administers the 2006 EIP. The 2006 EIP grants broad authority to the plan administrator to do all things necessary or desirable, in its sole discretion, in connection with the administration of the 2006 EIP. The Compensation Committee will select the participants who receive awards on the basis of their service; determine the number of shares covered thereby; and, subject to the terms and limitations expressly set forth in the 2006 EIP, establish the terms, conditions, and other provisions of the grants. The Compensation Committee may interpret the 2006 EIP and establish, amend, and rescind any rules related to the 2006 EIP, and make remedial changes to the terms of an outstanding award to comply with applicable laws, regulations, and listing requirements, and to avoid unintended consequences resulting from unexpected events.
The Compensation Committee may delegate to a committee of one or more officers the ability to grant awards and take other actions with respect to participants (other than such officers themselves) who are not directors or executive officers, provided that the Compensation Committee specifies limits on the number of awards that may be granted. The Compensation Committee has delegated authority to a committee consisting of the CEO and the Chief People Officer to grant awards to non-executive employees within limits and a budget pre-approved by the Compensation Committee. The Compensation Committee has also delegated administrative and ministerial functions under the 2006 EIP to the Chief People Officer.
Clawback Provision for Executive Officers
The 2006 EIP provides that awards thereunder will be subject to recovery in accordance with our Compensation Recoupment Policy adopted to comply with Section 10D of the Exchange Act and Nasdaq listing standards. In addition, for any participant who is determined by the Board to be an “executive officer, and who is not otherwise subject to the Compensation Recoupment Policy, if the committee determines that the participant engaged in an act of embezzlement, fraud, or breach of fiduciary duty during the participant’s employment that contributed to an obligation to restate Intel’s financial statements, the participant may be required to repay option proceeds and/or restricted stock proceeds resulting from any sale or other disposition of shares effected during the 12-month period following the first public issuance or filing

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with the SEC of the financial statements required to be restated. The terms “option proceeds” and “restricted stock proceeds” mean, with respect to any sale or other disposition of shares issued or issuable upon exercise of a stock option or SAR, or on the vesting of restricted stock or an RSU, an amount determined appropriate by the committee to reflect the effect of the restatement, up to the amount equal to the number of shares sold or disposed of, multiplied by the market value per share of Intel’s common stock at the time of such sale or disposition (or the difference between such price and the exercise price for Options or SARs).
Amendments Requiring Stockholder Approval
The Board may terminate, amend, or suspend the 2006 EIP, provided that stockholder approval is required for any amendment (except those described in “Adjustments” below) that would:
▪increase the number of shares that may be issued under the 2006 EIP;
▪extend the term of the 2006 EIP;
▪change the class of persons eligible to participate in the 2006 EIP;
▪grant stock options at less than the market value;
▪reduce the price of an outstanding stock option or SAR;
▪reprice, repurchase, or exchange underwater stock options or SARs; or
▪otherwise implement any amendment required to be approved by stockholders under the Nasdaq rules.
Adjustments
In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock, or any similar equity restructuring transaction (as that term is used in FASB ASC Topic 718) affecting our common stock, the Compensation Committee will equitably adjust: the number and kind of shares available for grant under the 2006 EIP; the number and kind of shares subject to the various limitations set forth in the 2006 EIP and subject to outstanding awards under the 2006 EIP; and the exercise or settlement price of outstanding stock options and of other awards.
The impact of a merger or other reorganization of Intel on outstanding awards under the 2006 EIP will be specified in the agreement related to the merger or reorganization, subject to the limitations and restrictions set forth in the 2006 EIP. Such agreement may provide for, among other things, assumption of outstanding awards, accelerated vesting or accelerated expiration of outstanding awards, or settlement of outstanding awards in cash.
U.S. Federal Tax Consequences
The United States federal income tax consequences of awards under the 2006 EIP are summarized below. The following summary does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. Tax consequences for any particular individual may be different. This discussion also does not address the tax consequences under applicable foreign, municipality, state, and local law.
▪Restricted Stock Awards: A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (generally, when the restricted stock award becomes transferable). We generally will be entitled to a deduction at the time when, and in the amount, the participant recognizes ordinary income on account of the lapse of the restrictions, subject to the deduction limitation imposed by Section 162(m) of the tax code. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Under Section 83(b) of the tax code, a participant may elect to recognize ordinary income at the time the shares of restricted stock are awarded in an amount equal to their fair market value at that time, notwithstanding the fact such shares of restricted stock are subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse. The participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent, ordinary income is recognized by such participant, subject to the deduction limitation imposed by Section 162(m) of the tax code.
▪RSUs and PSUs: In general, the grant of RSUs (including PSUs) will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time

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Equity Incentive Plan
and in the same amount, subject to the deduction limitation imposed by Section 162(m) of the tax code. In addition, Federal Insurance Contributions Act (“FICA”) taxes are imposed on RSUs in the year of vesting (which may occur prior to the year of settlement).
▪Options: Stock option grants under the 2006 EIP may be intended to qualify as incentive stock options under Section 422 of the tax code or may be non-qualified stock options governed by Section 83 of the tax code.
▪Non-qualified stock options: An optionee generally will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, the optionee recognizes as ordinary income, subject to the deduction limitation imposed by Section 162(m) of the tax code. The optionee’s tax basis in any shares received upon exercise of an option will be the fair market value of the shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time such shares were held by the optionee.
▪Incentive stock options: Incentive stock options are eligible for favorable federal income tax treatment if certain requirements are satisfied. An employee granted an incentive stock option generally does not realize compensation income for federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. However, if the shares of our common stock acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the excess of the fair market value of the shares on the date of exercise or the date of sale, whichever is less, over the exercise price, and any additional amount realized will be taxed as capital gain (a “disqualifying disposition”). If a participant recognizes ordinary income due to a disqualifying disposition of an incentive stock option, we would generally be entitled to a deduction in the same amount, subject to the deduction limitation imposed by Section 162(m) of the tax code.
▪Stock appreciation rights: A participant who is granted a stock appreciation right generally will not recognize ordinary income upon receipt of the stock appreciation right. Rather, at the time of exercise of such stock appreciation right, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at the same time, and in the same amount that, ordinary income is recognized by such participant, subject to the deduction limitation imposed by Section 162(m) of the tax code. The participant’s tax basis in any share received upon exercise of a stock appreciation right will be the fair market value of the share on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
▪Section 409A: Section 409A of the tax code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the 2006 EIP, but may apply in some cases to RSUs and PSUs. For such awards subject to Section 409A, certain officers of the company may experience a delay of up to six months in the settlement of the awards in shares of company stock.
▪Section 162(m): Section 162(m) of the tax code limits a publicly traded company’s federal income tax deduction for compensation in excess of $1 million paid to certain executive officers that constituted “covered employees” under Section 162(m) of the tax code, and thus we expect that we will be unable to deduct all compensation in excess of $1 million paid to certain of our executive officers.
New Plan Benefits; Market Value of Securities
The Compensation Committee has the discretion to grant awards under the 2006 EIP, and the committee has not determined future awards or who might receive them. Accordingly, the benefits that will be granted or paid under the amended and restated 2006 EIP are not currently determinable. However, on the date of the 2025 Annual Meeting, each non-employee director is expected to receive an annual RSU grant with a target value of $250,000 and Mr. Yeary will receive RSUs with a target value of $700,000. Non-employee directors may also elect to receive RSUs in lieu of their cash fees.
As of March 1, 2025, the closing price of a share of Intel common stock was $ 23.73.

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Existing Plan Benefits
Pursuant to SEC rules, the following table lists the number of stock options, PSUs (at target), and RSUs granted under the 2006 EIP from May 17, 2006 (when the 2006 EIP was initially approved by stockholders) through March 1, 2025, whether or not outstanding, vested, or forfeited, as applicable.

Name and Position	Stock Options	PSUs	RSUs
Michelle Johnston Holthaus, CEO, Intel Products and Former Interim Co-CEO	332,911	1,261,322	1,473,405
David A. Zinsner, EVP, CFO, and Former Interim Co-CEO	—	680,732	719,422
Christoph Schell, EVP and CCO, SMG	—	626,066	525,275
Justin Hotard, Former EVP and GM, DCAI	—	111,060	189,728
April Miller Boise, EVP and CLO	—	324,385	323,436
Patrick P. Gelsinger, Former CEO	535,180	1,452,119	392,624
All current executive officers as a group	868,091	4,455,684	3,623,890
All current non-employee directors and director nominees as a group	—	346,233	483,245
Each associate of the above-mentioned executive officers, directors, and director nominees	—	—	—
Each other person who received or is to receive 5% of such options, warrants or rights	—	—	—
All employees as a group (excluding executive officers)	260,232,972	51,529,747	999,020,464
Gelsinger Awards. For Mr. Gelsinger, includes both awards granted to him during his most recent employment with Intel as CEO from February 15, 2021 through December 1, 2024 and during his employment at Intel prior to 2010.
Registration with the SEC. We intend to file with the SEC a registration statement on Form S-8 covering the new shares reserved for issuance under the 2006 EIP.
Equity Compensation Plan Information
Information as of December 28, 2024 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table (shares of common stock in millions):

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options and Rights	(B) Weighted Average Exercise Price of Outstanding Options ($)	(C) Number of Shares Remaining Available for Future Issuance under Equity Incentive Plans (Excluding Shares Reflected in Column A)
Equity Compensation Plans Approved by Stockholders	130.4	45.61	278.5
Equity Compensation Plans Not Approved by Stockholders	0.1	5.33	—
Total	130.5	44.73	278.5
Number of Shares to Be Issued Upon Exercise of Outstanding Options and Rights. Includes 128 million shares granted under the 2006 EIP that are issuable upon RSUs and PSUs vesting, including a maximum of 10 million additional shares that could be issued for outstanding PSUs. The remaining balance consists of outstanding stock option grants.
Weighted Average Exercise Price of Outstanding Options. The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs and PSUs, which have no exercise price. The weighted average remaining term of the outstanding stock options is 5.1 years.
Number of Shares Remaining Available for Future Issuance under Equity Incentive Plans. Includes 118 million shares available for issuance under the 2006 Employee Stock Purchase Plan, including 21 million shares subject to purchase during the purchase period in effect as of December 28, 2024, and 160.8 million shares available under the 2006 EIP, assuming shares will be issued at the maximum vesting amount for outstanding PSUs. If it is assumed that shares will be issued at the target vesting amount for outstanding PSUs, an additional 10 million shares would be included in the shares available for future issuance under the 2006 EIP, for a total of 171 million shares. This 171 million shares is the number reported in Note 18 to the financial statements in our 2024 Annual Report on Form 10-K for the year ended December 28, 2024.
Equity Compensation Plans Not Approved by Stockholders. Includes shares issuable under outstanding options and RSUs that were originally granted under plans that we assumed in connection with acquisitions.

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Stockholder Proposals

Proposal 5 Requests a Report on an Ethical Impact Assessment

The following stockholder proposal will be voted on at the 2025 Annual Meeting if properly presented by or on behalf of the stockholder proponent.
Proponent: Nicholas Collins, 4611 E Chandler Blvd, Ste 112-1028, Phoenix, AZ 85048, is the owner of no less than $25,000 in market value of shares of Intel common stock and proposes the following resolution:
WHEREAS, Intel Corporation has established a Code of Conduct[1] that emphasizes ethical business practices and corporate responsibility, including respect for human rights and ethical leadership;
WHEREAS, corporate complicity in regions experiencing severe humanitarian crises raises profound ethical questions about the moral responsibilities of multinational corporations;
WHEREAS, Intel operates significant business facilities in Israel and is one of the largest private employers in Israel, during a period when the country is facing serious international allegations of human rights violations[2], crimes against humanity[3] and potential genocide[4] in Gaza;
WHEREAS, continued economic engagement may be interpreted as tacit support for such actions;
WHEREAS, shareholders have a responsibility to critically examine the ethical implications of corporate operations in contexts of extreme human rights concerns;
NOW, THEREFORE, BE IT RESOLVED that the shareholders of Intel Corporation request the Board of Directors to conduct a comprehensive Ethical Impact Assessment specifically addressing:
1.The moral and legal implications of Intel maintaining corporate operations in a context of present alleged systematic human rights violations and alleged genocide
2.The extent to which Intel corporate presence potentially provides economic legitimacy to actions condemned by most international[5] and some Israeli[6] human rights organizations,
3.The clear, actionable criteria for corporate engagement in countries committing human rights violations, crimes against humanity and potential genocide. And more directly, the ethical thresholds for potential corporate responses, including potential divestment from or operational downsizing within those countries
4.The mechanisms for continuous ethical evaluation
FURTHER RESOLVED that the Board of Directors should issue a public report on the above assessment once completed.

The Board recommends that you vote “AGAINST” this proposal.

1https://www.intel.com/content/dam/www/central-libraries/us/en/documents/code-of-conduct-english.pdf
2https://www.amnesty.org/en/latest/campaigns/2022/02/israels-system-of-apartheid/
3https://www.ohchr.org/en/press-releases/2024/10/un-commission-finds-war-crimes-and-crimes-against-humanity-israeli-attacks
4https://www.ohchr.org/en/press-releases/2024/11/un-special-committee-finds-israels-warfare-methods-gaza-consistent-genocide
https://www.hrw.org/news/2024/02/26/israel-not-complying-world-court-order-genocide-case
https://www.thelancet.com/journals/lancet/article/PIIS0140-6736(24)00135-1/fulltext
https://www.democracynow.org/2023/10/16/raz_segal_textbook_case_of_genocide
5https://www.hrw.org/news/2024/11/14/israels-crimes-against-humanity-gaza
https://www.amnesty.org/en/latest/news/2023/11/israel-opt-nowhere-safe-in-gaza-unlawful-israeli-strikes-illustrate-callous-disregard-for-palestinian-lives/
https://www.oxfamamerica.org/press/israel-using-water-as-weapon-of-war-as-gaza-supply-plummets-by-94-creating-deadly-health-catastrophe-oxfam/
6https://www.btselem.org/press_releases/20242022_israel_is_committing_the_war_crime_of_starvation_in_the_gaza_strip
https://www.yesh-din.org/en/category/settler-violence/

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Stockholder Proposals
Board Statement of Opposition — Ethical Impact Assessment
The board recommends a vote AGAINST this proposal.
Intel has significant operations and a long history in Israel.
Intel has operated in Israel for nearly fifty years and currently has more than 11,000 employees in the country, making it one of Israel’s largest private employers in the technology industry. One of Intel’s key fabrication facilities responsible for the company’s highest volume products is located in Israel, as are important product design and R&D centers.
While the board recognizes the concerns of the proponent and has monitored the impact the geopolitical conflict could have on operations in Israel, given the company’s significant investments and presence in Israel, any divestment from or operational downsizing within Israel, as suggested by the proponent, would likely cause significant harm to the company and its stockholders if undertaken on anything less than a very long-term basis. The board believes the proponent’s proposed report would not assist the board or stockholders in decision making in this regard and that the company’s existing programs on human rights, enterprise risk management and compliance and regular engagement with stockholders remain the appropriate approaches for the board’s consideration and actions.
Intel has long taken a leadership role with respect to human rights.
Intel publicly and transparently reports on corporate support of and performance on human rights. Intel first adopted Principles on Human Rights in 2009 and those principles continue to apply to all employees, contractors, and business relationships, including the company’s supply chain. The human rights program is directed by a cross-Intel Human Rights Steering Committee, a global team that develops and implements policies and actions related to human rights risks across the business and regularly reports to the board and Governance Committee.
Since 2016, the company has regularly engaged with third parties who specialize in human rights to conduct human rights impact assessments (HRIAs), review company processes, and validate human rights risks across the enterprise. One output of this work is Intel’s Human Rights Saliency Matrix. HRIAs are part of the company’s due diligence process to help identify potential impacts. They involve internal cross-functional stakeholders as well as external stakeholders from governments, NGOs, other companies, and investors. The company’s HRIAs, Salient Risk Matrix, and Salient Human Rights Risk mapping are publicly available on the company’s Report Builder site and human rights website.
Intel has a robust governance process in place to oversee enterprise risk and compliance.
The board and its committees receive regular updates from management and discuss management’s assessments from the company’s enterprise risk management and compliance processes. Specifically, the Audit Committee supports the board in the oversight of major financial risks and insurance risks, such as the risks related to the company’s fabrication facility in Israel, and the company’s ethics and compliance program. The Governance Committee supports the board in the oversight of geopolitical risks and the company’s corporate responsibility efforts, including with respect to human rights. We believe these processes are reasonable and appropriate to assess and respond to any purported risks from specific company activities or policies without the need to commission the report requested by the proposal.
The requested report is unnecessary and would be a costly diversion of corporate resources.
Intel is committed to acting as an ethical and responsible corporate citizen, and has long been a leader in promoting human rights. The board disagrees with the underlying premise behind this proposal — that continued presence in and support for the people of a country constitutes support for all activities of the government of the country — and believes that the requested report is unnecessary and would be a costly diversion of corporate resources in pursuit of a stockholder’s particular political views on a subject. The board believes its existing frameworks for management of financial, geopolitical, and other enterprise risks, oversight of corporate responsibility matters such as human rights in the supply chain, and robust annual engagement with stockholders on such topics are the more appropriate and effective approaches to support decision making with respect to the company’s operations in Israel in the future.

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Stockholder Proposals

Proposal 6 Requests Report on Charitable Giving

The following stockholder proposal will be voted on at the 2025 Annual Meeting if properly presented by or on behalf of the stockholder proponent.
Proponent: American Family Association, P.O. Drawer 2440 Tupelo, Mississippi 38803, is the owner of 1,000 shares of Intel common stock and has authorized Bowyer Research Inc. to propose on its behalf the following resolution:
Supporting Statement: Corporations routinely use their platforms to voice support for humanitarian causes and human rights. Some of the most fundamental are the rights to free speech and religion, which are recognized by the First Amendment to the United States Constitution and the UN Declaration of Human Rights¹. Unfortunately, many companies are supporting organizations that are undermining these freedoms.
The 2024 edition of the Viewpoint Diversity Score Business found that 62% of some of the largest companies in America support non-profits that are influencing public policy by actively attacking free speech and religious freedom.
Groups like the Human Rights Campaign have led coalitions calling on major social media platforms to censor “hate speech and harassment” that includes many mainstream views on parental rights and human sexuality.² The HRC in particular has advocated for legislation like the Equality Act, which would pose serious threats to religious freedom, free speech, and the progress women have made toward equality in law and culture.³ And its Corporate Equality Index requires companies to provide “puberty blockers for youth” in their healthcare plans⁴ even though nearly 70% of Americans oppose the practice and has induced corporations like Anheuser-Busch⁵ and Target⁶ into marketing decisions that have severely and permanently harmed their brand value.
Many companies, including John Deere, Jack Daniels, Harley Davidson, Lowes, Home Depot, Ford, and Coors, have already taken affirmative steps to refocus their charitable giving to serve their diverse customers.⁷ Many have also explicitly cut ties with the Human Rights Campaign as a part of this effort.
But Intel is a Gold-level National Corporate partner for the HRC.⁸ As per Intel’s diversity strategy⁹, “Intel aims to provide a work environment where employees from all backgrounds are valued, respected, challenged, acknowledged, and rewarded so they can achieve their full potential.” When it comes to diverse systems of political and religious beliefs, Intel’s corporate partnerships simply don’t meaningfully align with the company’s aims.
Intel needs to assure its shareholders that it is following through on these promises of equality for employees of diverse backgrounds, including diversity of political beliefs and religious practice, and that it is promoting fundamental freedoms that benefit every American.
Resolved: Shareholders request that the Board of Directors of Intel Corporation report to shareholders annually, at reasonable expense and excluding confidential information, an analysis of how Intel’s contributions impact its risks related to discrimination against individuals based on their speech or religious exercise.

The Board recommends that you vote “AGAINST” this proposal.

1https://www.un.org/en/about-us/universal-declaration-of-human-rights
2 https://deadline.com/2023/06/glaad-letter-human-rights-campaign-social-media-policies-letter-hate-speech-1235425983/; https://www.hrc.org/press-releases/new-research-hateful-and-abusive-speech-towards-lgbtq-community-surging-on-twitter-under-elon-musk
3https://www.heritage.org/religious-liberty/commentary/misguided-fairness-all-act-would-undermine-religious-liberty
4https://hrc-prod-requests.s3-us-west-2.amazonaws.com/2023-CEI-Criteria-Toolkit-FINAL.pdf
5https://www.newsweek.com/anheuser-busch-stock-drops-20-percent-bud-light-sales-struggle-1803680
6https://nypost.com/2023/05/28/target-loses-10b-following-boycott-calls-over-lgbtq-friendly-clothing/
7https://www.dailymail.co.uk/news/article-13812241/american-brand-dei-rules-backlash.html
8https://www.hrc.org/resources/buyers-guide/intel-corp.-4
9https://www.intel.com/content/www/us/en/corporate-responsibility/2030-goals.html

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Stockholder Proposals
Board Statement of Opposition — Charitable Giving Report
The board recommends a vote AGAINST this proposal.
Intel already provides extensive reporting on its charitable giving.
Intel’s existing corporate responsibility reporting is built on a foundation of transparency, governance, ethics and respect for human rights. The company provides detailed public reporting on its social impact work and charitable giving across its three focus areas:
▪Higher education — 54% of community giving in 2023;
▪K-12 education — 11% of community giving in 2023; and
▪Community and civic organizations — 35% of community giving in 2023.
Intel and the Intel Foundation’s priorities include amplifying employees’ time and generosity, promoting STEM education, and responding to humanitarian crises and natural disasters. Details of the company’s social impact work and charitable giving can be found in the Enabling and Inclusive sections of the Corporate Responsibility Report (intel.com/responsibility), the Corporate Responsibility section of the company’s website (intel.com/responsibility), the Intel Foundation’s website (intel.com/foundation), and the company’s Report Builder website (for the company’s corporate contributions, Intel Political Action Committee (IPAC) contributions, and trade association membership dues).
As a 501(c)(3) organization, the Intel Foundation is required by law to annually report its itemized charitable giving in public filings. These public filings disclose the names and addresses of the charitable organizations the Intel Foundation supports and the general purpose and amounts of the grants.
Intel has a robust governance process in place to oversee risk and compliance.
Intel’s approach to community giving is guided by well-established processes, compliance guidelines, and oversight mechanisms. For all contributions, Intel and the Intel Foundation maintain control and review processes to track contributions and help ensure alignment with Intel’s values and strategy. Recipients of grants from Intel and the Intel Foundation are required to verify compliance with Intel’s non-discrimination policy. Intel and the Intel Foundation have controls in place for ongoing monitoring of charitable relationships that are designed to confirm compliance with Intel and the Intel Foundation’s policies, as well as relevant laws and regulations.
Intel and the Intel Foundation also have oversight mechanisms to oversee any enterprise risk arising from grants. The Intel Foundation has its own board of directors composed of Intel employees that oversee the progress of work conducted under the grants and evaluate the effectiveness of the programs funded by Intel Foundation grants, including, where appropriate, with the assistance of independent third parties. Intel’s Governance Committee assists the board in its oversight of the company’s corporate responsibility efforts, including charitable giving and social impact. The board believes that these existing processes are reasonable and appropriate to assess and respond to any risks that may arise from Intel’s and the Intel Foundation’s charitable giving without the need to commission the report requested by the proposal.
Intel is committed to protecting the diversity of employee viewpoints and beliefs.
Intel’s Code of Conduct sets out the company’s commitment to, among other things, diversity and embracing differences, building inclusive teams, ensuring a safe and healthy workplace free of discrimination, harassment and retaliation, and having intellectually honest and constructive dialogue within the organization. The Code of Conduct is regularly reviewed by the Audit Committee and the board, and the company’s chief compliance officer regularly reports to the Audit Committee on the company’s compliance program’s enforcement of the Intel Code of Conduct.
The requested report is unnecessary and would be a costly diversion of corporate resources.
Intel is committed to acting as an ethical and responsible corporate citizen. It has long been a leader in promoting humanitarian causes and protecting human rights, including developing an internal culture where employees feel they have a voice, can be themselves and can bring their best selves to work. The board believes this proposal is entirely disconnected from the priorities and substance of Intel’s giving efforts, which are focused primarily on educational and humanitarian causes. Further, similar to the proposal submitted by the proponent last year that received only 1.5% support, the board believes this proposal is brought to advance the proponent’s particular political viewpoint rather than those of stockholders more broadly. Given the already extensive public reporting by the company and the Intel Foundation on charitable giving, the board believes the report requested by this proposal is unnecessary, a costly diversion of corporate resources and not in the best interests of the stockholders.

2025 Proxy Statement	91

Stockholder Proposals

Proposal 7 Requests Shareholder Right to Act by Written Consent

The following stockholder proposal will be voted on at the 2025 Annual Meeting if properly presented by or on behalf of the stockholder proponent.
Proponent: John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, is the owner of 200 shares of Intel common stock and proposes the following resolution:
Proposal 7—Support for Shareholder Right to Act by Written Consent
Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.
This proposal topic won 41 % support at the 2020 Intel shareholder meeting. This 41 % support may have represented a near majority vote from the Intel shares that have access to independent proxy voting advice. Intel management even put their hand on the 2020 scale by publishing Madison Avenue graphics against the 2020 proposal that still won 41% support.
To guard against the Intel Board of Directors becoming complacent shareholders need the ability to act by written consent to help the Board adopt new strategies when the need arises.
This is particularly important now given the long-term decline in the Intel stock price. The Intel stock price has fallen from $63 in 2020 to $24 in late 2024.
This proposal topic is more important than ever because there has been a mad rush of Board exculpation proposals to limit the financial liability of directors when they violate their fiduciary duty. Such exculpation is a disincentive for good director performance. Since shareholders acting by written consent can be used to replace a director, adoption of this proposal could foster better performance by Intel directors.
A shareholder ability to quickly act by written consent would be a welcome incentive for Intel Directors to avoid long-term declines in the Intel stock price in the first place since the continued service of certain Intel Directors could be terminated by shareholders acting by written consent. This is a good incentive for the Intel Directors to have for the benefit of all shareholders.
Please vote yes:
Support for Shareholder Right to Act by Written Consent —Proposal 7

The Board recommends that you vote “AGAINST” this proposal.

92

Stockholder Proposals
Board Statement of Opposition — Written Consent
The board recommends a vote AGAINST this proposal.
Existing practices already promote stockholder democracy and board accountability.
Implementation of this proposal is unnecessary given the company’s other governance best practices, including
▪The company’s Bylaws permit stockholders owning 15% of Intel stock to call special meetings;
▪The company’s proxy access bylaw allows a stockholder or group of stockholders (up to 20) who have owned at least 3% of the company’s stock for 3 years or more to submit a director nominee for inclusion in our proxy statement (and up to the greater of 2 director nominees or 20% of the number of directors up for election to the board may be submitted via proxy access in any year);
▪No supermajority stockholder voting requirements in the company’s Certificate of Incorporation and Bylaws;
▪The annual election of our directors by a majority of the votes cast by stockholders (directors who do not receive a majority of the votes cast are subject to the company’s resignation policy); and
▪The board’s active stockholder engagement and responsiveness to stockholder feedback helps ensure that stockholder concerns are appropriately addressed.
Written consent can result in an unfair, secret and unsound process.
Action by written consent as set forth in this proposal would allow a limited group of stockholders to act on potentially significant matters, without a meeting, without prior notice to all stockholders, and without an opportunity for fair and open discussion among stockholders. Given this, the board believes that such action by written consent would be an unfair, secretive and unsound process. By contrast, at meetings of stockholders, all stockholders have the opportunity to express views on proposed actions, participate in deliberations and vote, and such meetings occur at a time and date announced publicly in advance of the meeting. As such, the board believes that the company’s existing right of stockholders holding 15% of Intel stock to call a special meeting represents a much better process, while action by written consent is not in the best interest of stockholders.
Written consent proposals have already been rejected many times by stockholders.
This proposal represents the sixth time in the last ten years that the same proponent has brought a written consent proposal at Intel. Stockholders have considered and rejected proponent’s written consent proposals five times before. On the last occasion, in 2021, proponent’s written consent proposal received only 34.1% support. The board continues to believe that adoption of a stockholder right to written consent is not in the best interests of the company and its stockholders and that the company’s existing corporate governance practices provide robust procedural protections and meaningful opportunities for stockholders to raise their concerns with the board and management, both inside and outside of the annual meeting cycle, and appropriately balance enhancing stockholder rights while adequately protecting stockholder interests.
The company’s current practice is consistent with market practice.
The company’s current practice is consistent with market practice of most other large public companies to not permit the kind of stockholder action by written consent requested by the proponent. An overwhelming majority of S&P 500 companies, 68%, either do not permit stockholders to act by written consent or require that any stockholder action by written consent be unanimous (which is effectively the same as not permitting action by written consent for a large public company). As such, the company believes that the combination of our ongoing dialogue with stockholders and our current corporate governance practices, including a meaningful special meeting right and proxy access right, renders the proposal’s implementation unnecessary and not aligned with stockholders’ interests.

2025 Proxy Statement	93

Additional Information
2025 Annual Meeting
How Will the 2025 Annual Meeting Be Conducted?
We are pleased this year to again conduct the 2025 Annual Meeting online via the Internet through a live webcast and online stockholder tools. We continue to use the virtual annual meeting format to facilitate stockholder attendance and participation by leveraging technology to communicate more effectively and efficiently with our stockholders. This format empowers stockholders to participate fully from any location around the world, at no cost. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights. For example:
▪We Encourage Questions. Our stockholders have multiple opportunities to submit questions for the meeting. Stockholders may submit a question online in advance or live during the meeting, following the instructions below. During the meeting, we will answer as many stockholder-submitted questions as time permits.
▪We Believe in Transparency. Although participation in the live webcast (i.e., ability to vote and ask questions) is available only to stockholders as of the record date, anyone (whether or not a stockholder) can view the live webcast and, following completion of the 2025 Annual Meeting, a webcast replay, including the Q&A session, and the final report of the inspector of election will be posted to our Investor Relations website at www.intc.com and will remain posted for at least one year.
▪We Proactively Take Steps to Facilitate Your Participation. During the Annual Meeting, proponents of the stockholder proposals included in this proxy statement will have a dedicated call-in line designed to facilitate their ability to present their proposals. In addition, we offer live technical support for all stockholders attending the meeting.
How Do I Attend the meeting?
The 2025 Annual Meeting website is www.virtualshareholdermeeting.com/Intel25. If you were an Intel stockholder as of the close of business on March 10, 2025 or if you hold a valid proxy for the Annual Meeting, you may attend and participate in the Annual Meeting. Other persons may still view, but not participate in, the meeting through the same meeting website. If you plan to attend and participate in the meeting, please see below for what you will need to gain admission.

Stockholders of Record
If you are a stockholder of record, you will need to use your control number on your Notice of Internet Availability or proxy card to log into www.virtualshareholdermeeting.com/Intel25.
Stockholders of record—those holding shares directly with Computershare Trust Company, N.A.—will be on a list maintained by the inspector of elections.

Beneficial Stockholder
If you are a beneficial stockholder and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit access code indicated on that voting instruction form or notice. Otherwise, beneficial stockholders who do not have a control number or access code should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain a "legal proxy" in order to be able to attend, participate in, or vote at the Annual Meeting.
“Beneficial” or “street name” stockholders—those holding shares through a broker, bank, or other nominee.

We encourage you to access the meeting prior to the start time. Please allow ample time for online check-in, which will begin at 8:45 a.m. Pacific Time. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call toll free (844) 976-0738 (U.S.) or (303) 562-9301 (International).
Asking Questions. Stockholders have multiple opportunities to submit questions to Intel for the Annual Meeting. Stockholders who wish to submit a question in advance may do so at either www.proxyvote.com or on our Annual Meeting website, www.virtualshareholdermeeting.com/Intel25. Stockholders also may submit questions live during the meeting at the meeting website. Stockholders can also access copies of the proxy statement and annual report at our Annual Meeting website.
If you cannot attend, following the meeting, a replay of our Annual Meeting webcast will be available on our Investor Relations website at www.intc.com and will remain posted for at least one year.

94

Additional Information
Will the Company Make Available a List of Stockholders Entitled to Vote?
Intel’s list of stockholders as of March 10, 2025 will be available for inspection at our headquarters for the 10 days prior to the Annual Meeting. If you want to inspect the stockholder list, call our Investor Relations department at (408) 765-1480 to schedule an appointment.
How Are Proxies Solicited and What is the Cost?
We will bear the expense of soliciting proxies, and we have retained D.F. King & Co., Inc. to solicit proxies for a fee of approximately $30,000, plus a reasonable amount to cover expenses. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request brokers, banks, and other nominees that hold stock in their names to furnish our proxy materials to the beneficial owners of the stock, and we must reimburse these brokers, banks, and other nominees for the expenses of doing so, in accordance with statutory fee schedules.
How Do I Vote?
Whether you are a stockholder of record or a beneficial stockholder, you may direct how your shares are voted without participating in the Annual Meeting. We encourage stockholders to vote well before the Annual Meeting, even if they plan to attend the virtual meeting, by completing proxies in any of the following ways:

Go to www.proxyvote.com and follow the instructions provided.	Call the applicable number and follow the instructions provided. For stockholders of record: (800) 690-6903 For beneficial stockholders: (800) 454-8683	Mail, complete, sign, date, and mail the proxy card in the return envelope provided to you if you have received a printed version of these proxy materials.	Scan this code to your phone to receive all of the meeting details.

Stockholders can vote via the Internet in advance of or during the meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions on the meeting website to vote or submit questions during the meeting. Any vote submitted online during the meeting will replace any previous votes.
Revoking Your Proxy or Changing Your Vote. Stockholders of record may revoke their proxy at any time before the electronic polls close by submitting a later-dated vote online during the Annual Meeting, or via the Internet, by telephone, by mail, or by delivering instructions to our Corporate Secretary before the Annual Meeting commences. Beneficial stockholders may revoke any prior voting instructions by contacting the broker, bank, or other nominee that holds their shares or by voting online during the meeting.
Voting Instructions. If you complete and submit your proxy voting instructions, the individuals named as proxies will follow your instructions. If you are a stockholder of record and you submit proxy voting instructions but do not direct how to vote on each item, the individuals named as proxies will vote as the Board recommends on each proposal. The individuals named as proxies will vote on any other matters properly presented at the Annual Meeting or any adjournment or postponement thereof in accordance with their best judgment. Our Bylaws set forth requirements for advance notice of any nominations or agenda items to be brought up for voting at the Annual Meeting, and we have not received timely notice of any such matters that we expect to be presented at the Annual Meeting other than the items described in this proxy statement.
Voting Standards. On March 10, 2025, the record date for the Annual Meeting, 4,360,591,639 shares of Intel common stock were outstanding. In order to have a quorum at the meeting, a majority of the shares outstanding entitled to vote on the record date must be present at the scheduled time of the meeting in person or by proxy. Each share of our common stock outstanding on the record date is entitled to one vote on each of the director nominees and one vote on each other matter.

2025 Proxy Statement	95

Additional Information
The following chart describes the proposals to be considered at the meeting, the vote required to elect directors and to adopt each other proposal, and the manner in which votes will be counted:

Proposal	Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of “Broker Non-Votes” if Any*

1. Election of directors	For, against, or abstain on each nominee.	Majority of votes cast.**	No effect.	No effect.

2. Ratification of selection of independent registered public accounting firm	For, against, or abstain.	Majority of shares present or represented.***	Counted as vote. Same effect as votes against.	No effect.

3. Advisory vote on executive compensation (Say-on-Pay)

4. Approval of amendment and restatement of the 2006 Equity Incentive Plan

5 - 7. Stockholder Proposals

*    If you are a beneficial holder and do not provide specific voting instructions to the holder’s broker, the organization that holds the beneficial owner’s shares may not be authorized to vote your shares, which would result in “broker non-votes.”
**    A nominee for director will be elected if the votes cast for such nominee exceed the votes cast against such nominee.
***    The affirmative vote of a majority of the shares of common stock present or represented at the Annual Meeting and entitled to vote on the proposal.
Stockholders Sharing the Same Last Name and Address
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding Intel stock but who share the same address, we have adopted an SEC-approved procedure called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive a single copy of our Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notify us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If you receive a single set of proxy materials as a result of householding and you would like to have separate copies of our Notice of Internet Availability of Proxy Materials, annual report, or proxy statement mailed to you, please submit a request to our Corporate Secretary or call our Investor Relations department, and we will promptly send you the requested materials. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for this year’s Annual Meeting, you will need to follow the instructions included in the Notice of Internet Availability of Proxy Materials that was sent to you. You can also contact our Investor Relations department if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
If you are a beneficial stockholder and you share an address with other beneficial stockholders, your broker, bank, or other institution is permitted to deliver a single copy of the proxy materials and Notice of Internet Availability of Proxy Materials to your address, unless you otherwise request separate copies.
Who Counts the Votes?
Broadridge Financial Solutions, Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes for the Annual Meeting.
When Will the Company Announce the Voting Results?
We will announce preliminary results during the Annual Meeting. We will report final results at www.intc.com and in a filing with the SEC on Form 8-K.

96

Additional Information
Stockholder Proposals/Nominations - 2026 Annual Meeting

	Rule 14a-8 Stockholder Proposals	Director Nominees by Proxy Access	Other Proposals or Director Nominees

Description	Stockholder proposals that comply with applicable requirements established by the SEC, including Rule 14a-8 of the Exchange Act, are eligible for inclusion in our proxy statement.
A stockholder (or a group of up to 20 stockholders) who has held at least 3% of our stock for three years or more may nominate a director and have that nominee included in our proxy materials, provided that the stockholder and nominee satisfy the requirements specified in our Bylaws.

A stockholder who intends to nominate a candidate for election to the Board or to propose any business for presentation at our 2026 Annual Meeting (other than non-binding proposals presented under Rule 14a-8) can bring such business before the Annual Meeting, provided it is in accordance with the advance notice provisions of the Bylaws.

When	Must be received no later than the close of business on November 27, 2025.
Must be received no earlier than the close of business on October 28, 2025 and no later than the close of business on November 27, 2025. If the 2026 Annual Meeting is advanced or delayed more than 30 days from the anniversary of the 2025 Annual Meeting, a stockholder must submit notice of any such nomination no earlier than the close of business on the 150th day prior to such Annual Meeting and not later than the close of business on the later of the 120th day prior to such Annual Meeting or the 10th day following the day Intel first publicly announces such meeting date.

Must be received between December 7, 2025 and the close of business on January 6, 2026. If the 2026 Annual Meeting is advanced or delayed more than 30 days from the anniversary of the 2025 Annual Meeting, a stockholder must submit notice by the close of business on the later of the 60th day before such Annual Meeting or the 10th day following the day Intel first publicly announces such meeting date.

Where	Must be sent to our Corporate Secretary (see “Communicating with Us” on page 98).

What	Proposals must conform to and include the information required by Rule 14a-8.	Must include information specified in our Bylaws. The Bylaws are posted on our website at www.intc.com. Stockholders can also request a copy of our Bylaws by contacting our Corporate Secretary.

Please Note
Close of business for these purposes is defined as 5 p.m. Pacific Time. Failure to deliver a proposal or notice in accordance with these procedures may result in the proposal not being deemed timely received and not being considered at the 2026 Annual Meeting. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.
SEC rules permit management to vote proxies in its discretion in certain cases if the shareholder does not comply with the above deadlines, and in certain other cases, notwithstanding the shareholder’s compliance with these deadlines. The company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or notice that does not comply with the requirements set forth above or other applicable requirements.

Financial Statements
Our financial statements for the year ended December 28, 2024 are included in our 2024 Annual Report on Form 10-K, which we provide to our stockholders at the same time as this proxy statement. Our annual report and this proxy statement are also posted on our website at www.intc.com. If you have not received or do not have access to the annual report, call our Investor Relations department at (408) 765-1480, and we will send a copy to you without charge, or send a written request to Intel Corporation, Attn: Investor Relations, M/S RNB-4-148, 2200 Mission College Blvd., Santa Clara, California 95054-1549.

2025 Proxy Statement	97

Additional Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. As a matter of practice, our administrative staff assists our executive officers and directors in preparing initial ownership reports and reporting ownership changes, and typically files those reports on their behalf. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities filed the required reports under Section 16(a) on a timely basis for fiscal year 2024, except that four Form 4s, each reporting one transaction (one for each of Ms. Goldsmith, Mr. Ishrak, Mr. G. Smith and Mr. Yeary), were filed one day late due to an administrative error.
Communicating with Us
Visit our main website at www.intel.com for information on our products and technologies, marketing programs, worldwide locations, customer support, job listings, and other company-related topics. Our Investor Relations website at www.intc.com contains information regarding our recent and historical financial and operational results, strategic priorities, operating segments, news, investor events and webcasts, stock information, corporate governance and corporate social responsibility initiatives, as well as links to our SEC filings and our Governance and Corporate Responsibility site.
Stockholders may communicate with the Board or a particular director, suggest a director candidate, make a stockholder proposal, provide notice of an intention to nominate candidates (including proxy access candidates) or introduce business at the Annual Meeting, or revoke a prior proxy instruction, by contacting our Corporate Secretary via e-mail at corporate.secretary@intel.com, or by mail to Corporate Secretary, Stockholder Correspondence, Intel Corporation, M/S RNB-4-151, 2200 Mission College Blvd., Santa Clara, California 95054-1549. The Board has instructed our Corporate Secretary to review correspondence directed to the Board and, at the Corporate Secretary’s discretion, to forward items appropriate for the Board’s consideration.

For questions regarding:	Contact:

Annual Meeting	Intel Investor Relations (408) 765-1480 investor.relations@intel.com

Stock ownership for stockholders of record	Computershare Trust Company, N.A. www.computershare.com/contactus (800) 298-0146 (within the U.S. and Canada); (312) 360-5123 (worldwide)

Stock ownership for beneficial holders	Your broker, bank, or other nominee

Voting	D.F. King (800) 290-6432 (within the U.S. and Canada); (212) 257-2543 (worldwide)

Forward-Looking Statements
This proxy statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact are forward-looking statements, including statements about the company’s business, anticipated process technology and product roadmaps and timings, Board, corporate governance practices, executive compensation program, equity compensation utilization and environment, social and governance initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this proxy statement. Such risks, uncertainties and other factors include those identified in our 2024 Annual Report on Form 10-K and other subsequent documents we file with the SEC. We expressly disclaim any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

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Appendix A: 2006 Equity Incentive Plan
AS AMENDED AND RESTATED EFFECTIVE ~~MAY 11, 2023~~ MAY 6, 2025
1.PURPOSE
The purpose of this Intel Corporation 2006 Equity Incentive Plan (the “Plan”) is to advance the interests of Intel Corporation, a Delaware corporation, and its Subsidiaries (hereinafter collectively “Intel” or the “Corporation”), by stimulating the efforts of employees, Outside Directors, and Consultants who are selected to be participants on behalf of Intel, aligning the long-term interests of participants with those of stockholders, heightening the desire of participants to continue in working toward and contributing to the success of Intel, assisting Intel in competing effectively with other enterprises for the services of new employees, Outside Directors, and Consultants necessary for the continued improvement of operations, and to attract, motivate and retain the best available individuals for service to the Corporation. This Plan permits the grant of stock options, stock appreciation rights, restricted stock and restricted stock units, each of which shall be subject to such conditions based upon continued service, passage of time or satisfaction of performance criteria as shall be specified pursuant to the Plan
2.DEFINITIONS
(a)“Award” means a stock option, stock appreciation right, restricted stock or restricted stock unit granted to a Participant pursuant to the Plan.
(b)“Board of Directors” means the Board of Directors of the Corporation.
(c)Code” shall mean the Internal Revenue Code of 1986, as such is amended from time to time, and any reference to a section of the Code shall include any successor provision of the Code.
(d)“Committee” shall mean the committee appointed by the Board of Directors from among its members to administer the Plan pursuant to Section 3.
(e)“Consultant” means any person, including an advisor, who is (i) engaged by the Corporation to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of a Subsidiary and is compensated for such services. However, service solely as an Outside Director, or payment of a fee for such service, will not cause an Outside Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Registration Statement on Form S-8 or a successor form under the Securities Act of 1933, as such may be amended from time to time, is available to register either the offer or the sale of the Corporation’s securities to such person.
(f)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and any reference to a section of the Exchange Act shall include any successor provision of the Exchange Act.
(g)“Outside Director” shall mean a member of the Board of Directors who is not otherwise an employee of the Corporation.
(h)“Participants” shall mean those individuals to whom Awards have been granted from time to time and any authorized transferee of such individuals.
(i)“Performance Award” means an Award the grant, issuance, retention, vesting and/or settlement of which is subject to satisfaction of one or more of the Performance Criteria specified in Section 10(b).
(j)“Plan” means this Intel Corporation 2006 Equity Incentive Plan, as amended from time to time.
(k)“Share” shall mean a share of common stock, $.001 par value, of the Corporation or the number and kind of shares of stock or other securities which shall be substituted or adjusted for such shares as provided in Section 11.
(l)“Subsidiary” means any corporation or entity in which Intel Corporation owns or controls, directly or indirectly, fifty percent (50%) or more of the voting power or economic interests of such corporation or entity.
3.ADMINISTRATION
(a)Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board of Directors. The Board of Directors shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. The Board of Directors, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof, and in such instances references herein to the Committee shall refer to the Board of Directors.

2025 Proxy Statement	A-1

Appendix A: 2006 Equity Incentive Plan
(b)Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Corporation (who may but need not be members of the Committee) the ability to grant Awards and take the other actions described in Section 3(c) with respect to Participants who are not executive officers, and such actions shall be treated for all purposes as if taken by the Committee. The Committee may delegate to a Subcommittee of one or more officers of the Corporation the ability to grant Awards and take the other actions described in Section 3(c) with respect to Participants (other than any such officers themselves) who are not directors or executive officers, provided however that the resolution so authorizing such officer(s) shall specify the total number of Shares, rights or options such Subcommittee may so award, and such actions shall be treated for all purposes as if taken by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee, and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the day to day administration of the Plan to an officer or officers of the Corporation or one or more agents, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.
(c)Powers of the Committee. Subject to the express provisions and limitations set forth in this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:
(i)to prescribe, amend, and rescind rules and regulations relating to the Plan, including the forms of Award Agreement and manner of acceptance of an Award, and to take or approve such further actions as it determines necessary or appropriate to the administration of the Plan and Awards, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of Nasdaq, disruption of communications or natural catastrophe) deemed by the Committee to be inconsistent with the purposes of the Plan or any Award Agreement, provided that no such action shall be taken absent stockholder approval to the extent required under Section 13;
(ii)to determine which persons are eligible to be Participants, to which of such persons, if any, Awards shall be granted hereunder and the timing of any such Awards, and to grant Awards;
(iii)to grant Awards to Participants and determine the terms and conditions thereof, including the number of Shares subject to Awards and the exercise or purchase price of such Shares and the circumstances under which Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued service, the satisfaction of performance criteria, the occurrence of certain events, or other factors;
(iv)to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award;
(v)to prescribe and amend the terms of the agreements or other documents evidencing Awards made under this Plan (which need not be identical);
(vi)to determine whether, and the extent to which, adjustments are required pursuant to Section 11;
(vii)to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any Award granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Corporation; and
(viii)to make all other determinations deemed necessary or advisable for the administration of this Plan.
(d)Effect of Change in Status. The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee or service provider under the Plan (including whether a Participant shall be deemed to have experienced a termination of employment or service, or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by or providing services to an entity that ceases to be a Subsidiary of the Corporation, (ii) any leave of absence approved by the Corporation or a Subsidiary, (iii) any transfer between locations of employment or other service with the Corporation or a Subsidiary or between the Corporation and any Subsidiary or between any Subsidiaries, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board of Directors, or vice versa, and (v) at the request of the Corporation or a Subsidiary, any employee or other service provider who transitions to service with any partnership, joint venture, corporation or other entity not meeting the requirements of a Subsidiary.

A-2

Appendix A: 2006 Equity Incentive Plan
(e)Determinations of the Committee. All decisions, determinations and interpretations by the Committee regarding this Plan shall be final and binding on all persons. The Committee may consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any director, officer or employee of the Corporation and such attorneys, consultants and accountants as it may select. Any decision or action by the Committee may be contested only by a Participant or other holder of an Award and only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
4.PARTICIPANTS
Awards under the Plan may be granted to any person who is an employee, Outside Director, or Consultant of the Corporation. Outside Directors may be granted Awards only pursuant to Section 9 of the Plan. The status of the Chair of the Board of Directors as an employee or Outside Director shall be determined by the Committee.
5.EFFECTIVE DATE AND EXPIRATION OF PLAN
(a)Effective Date. This Plan was originally approved by the Board of Directors on February 23, 2006 and became effective on May 17, 2006. The current amendment and restatement of the Plan was approved by the Board of Directors on March ~~11, 2023~~ March 23, 2025 and became effective on May ~~11, 2023~~ May 6, 2025.
(b)Expiration Date. The Plan shall remain available for the grant of Awards until ~~June 30, 2026~~ June 30, 2027 or such earlier date as the Board of Directors may determine; provided, however, that ISOs (as defined below) may not be granted under the Plan after the 10th anniversary of the date of the Board of Directors’ most recent approval of the Plan. The expiration of the Committee’s authority to grant Awards under the Plan will not affect the operation of the terms of the Plan or the Corporation’s and Participants’ rights and obligations with respect to Awards granted on or prior to the expiration date of the Plan.
6.SHARES SUBJECT TO THE PLAN
(a)Aggregate Limits. Subject to adjustment as provided in Section 11, the aggregate number of Shares authorized for issuance after ~~December 31, 2022~~ March 1, 2025 pursuant to Awards under the Plan is ~~428,500,000~~ 425,400,000. The Shares subject to the Plan may be either Shares reacquired by the Corporation, including Shares purchased in the open market, or authorized but unissued Shares. Any Shares subject to an Award which for any reason expires or terminates unexercised or is not earned in full may again be made subject to an Award under the Plan. Notwithstanding the preceding sentence, the following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right, (ii) Shares used to pay the exercise price or withholding taxes related to an outstanding Award, or (iii) Shares repurchased on the open market with the proceeds of the stock option exercise price.
(b)Tax Code and Individual Award Limits. The aggregate number of Shares that may be earned pursuant to Stock Options or Stock Appreciation Rights granted under this Plan during any calendar year to any one Participant shall not exceed 4,000,000. The maximum aggregate number of Shares that may be earned pursuant to Restricted Stock or Restricted Stock Unit Awards granted under this Plan during any calendar year to any one Participant shall not exceed 4,000,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitations shall be subject to adjustment under Section 11. The aggregate number of Shares issued after ~~December 31, 2022~~ March 1, 2025 pursuant to incentive stock options granted under the Plan shall not exceed ~~428,500,000~~ 425,400,000, which limitation shall be subject to adjustment under Section 11 only to the extent that such adjustment is consistent with adjustments permitted of a plan authorizing incentive stock options under Section 422 of the Code.
7.PLAN AWARDS
(a)Award Types. The Committee, on behalf of the Corporation, is authorized under this Plan to grant, award and enter into the following arrangements or benefits under the Plan provided that their terms and conditions are not inconsistent with the provisions of the Plan: stock options, stock appreciation rights, restricted stock and restricted stock units. Such arrangements and benefits are sometimes referred to herein as “Awards.” The Committee, in its discretion, may determine that any Award granted hereunder shall be a Performance Award.
(i)Stock Options. A “Stock Option” is a right to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in or determined pursuant to the document(s) evidencing the Award (the “Option Agreement”). The Committee may grant Stock Options intended to be eligible to qualify as incentive stock options (“ISOs”) pursuant to Section 422 of the Code and Stock Options that are not intended to qualify as ISOs (“Non-qualified Stock Options”), as it, in its sole discretion, shall determine.
(ii)Stock Appreciation Rights. A “Stock Appreciation Right” or “SAR” is a right to receive, in cash or stock (as determined by the Committee), value with respect to a specific number of Shares equal to or otherwise based on the

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excess of (i) the market value of a Share at the time of exercise over (ii) the exercise price of the right, subject to such terms and conditions as are expressed in the document(s) evidencing the Award (the “SAR Agreement”).
(iii)Restricted Stock. A “Restricted Stock” Award is an award of Shares, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Agreement”).
(iv)Restricted Stock Unit. A “Restricted Stock Unit” Award is an award of a right to receive, in cash or stock (as determined by the Committee) the market value of one Share, the grant, issuance, retention and/or vesting of which is subject to such conditions as are expressed in the document(s) evidencing the Award (the “Restricted Stock Unit Agreement”).
(b)Grants of Awards. An Award may consist of one of the foregoing arrangements or benefits or two or more of them in tandem or in the alternative.
8.EMPLOYEE AND CONSULTANT PARTICIPANT AWARDS
(a)Grant, Terms and Conditions of Stock Options and SARs
The Committee may grant Stock Options or SARs at any time and from time to time prior to the expiration of the Plan to eligible employee and Consultant Participants selected by the Committee. No Participant shall have any rights as a stockholder with respect to any Shares subject to Stock Options or SARs hereunder until said Shares have been issued. Each Stock Option or SAR shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Each Stock Option grant will expressly identify the Stock Option as an ISO or as a Non-qualified Stock Option. Stock Options or SARs granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(i)Price. The purchase price (also referred to as the exercise price) under each Stock Option or SAR granted hereunder shall be established by the Committee. The purchase price per Share shall not be less than 100% of the market value of a Share on the date of grant. For purposes of the Plan, “market value” shall mean the average of the high and low sales prices of the Corporation’s common stock. The exercise price of a Stock Option shall be paid in cash or in such other form if and to the extent permitted by the Committee, including without limitation by delivery of already owned Shares, withholding (either actually or by attestation) of Shares otherwise issuable under such Stock Option and/or by payment under a broker-assisted sale and remittance program acceptable to the Committee.
(ii)No Repricing. Other than in connection with a change in the Corporation’s capitalization or other transaction as described in Section 11(a) through (d) of the Plan, the Corporation shall not, without stockholder approval, reduce the purchase price of a Stock Option or SAR and, at any time when the purchase price of a Stock Option or SAR is above the market value of a Share, the Corporation shall not, without stockholder approval (except in the case of a transaction described in Section 11(a) through (d) of the Plan), cancel and re-grant or exchange such Stock Option or SAR for a new Award with a lower (or no) purchase price or for cash.
(iii)No Reload Grants. Stock Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Corporation in payment of the exercise price and/or tax withholding obligation under any other Stock Option.
(iv)Duration, Exercise and Termination of Stock Options and SARs. Each Stock Option or SAR shall be exercisable at such time and in such installments during the period prior to the expiration of the Stock Option or SAR as determined by the Committee. The Committee shall have the right to make the timing of the ability to exercise any Stock Option or SAR subject to continued service, the passage of time and/or such performance requirements as deemed appropriate by the Committee. At any time after the grant of a Stock Option, the Committee may reduce or eliminate any restrictions on the Participant’s right to exercise all or part of the Stock Option, except that no Stock Option shall first become exercisable within one (1) year from its date of grant, other than upon the death, disability or retirement of the person to whom the Stock Option was granted, in each case as specified in the Option Agreement.
Each Stock Option or SAR that vests in full in less than five (5) years (standard grants) must expire within a period of not more than seven (7) years from the grant date and each Stock Option or SAR that vests in full in five (5) or more years (long-term retention grants) must expire within a period of not more than ten (10) years from the grant date. In each case, the Option Agreement or SAR Agreement may provide for expiration prior to the end of the stated term of the Award in the event of the termination of employment or service of the Participant to whom it was granted.
(v)Suspension or Termination of Stock Options and SARs. If at any time (including after a notice of exercise has been delivered) the Committee, including any Subcommittee or administrator authorized pursuant to Section 3(b) (any such person, an “Authorized Officer”), reasonably believes that a Participant, other than an Outside Director, has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the Participant’s right to exercise any Stock Option or SAR pending a determination of whether an act of misconduct has been committed. If

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the Committee or an Authorized Officer determines a Participant, other than an Outside Director, has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to Intel, breach of fiduciary duty or deliberate disregard of Corporation rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of any Corporation trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation or induces any principal for whom Intel acts as agent to terminate such agency relationship, neither the Participant nor his or her estate shall be entitled to exercise any Stock Option or SAR whatsoever. In addition, for any Participant who is designated as an “executive officer” by the Board of Directors, if the Committee determines that the Participant engaged in an act of embezzlement, fraud or breach of fiduciary duty during the Participant’s employment that contributed to an obligation to restate the Corporation’s financial statements (“Contributing Misconduct”), the Participant shall be required to repay to the Corporation, in cash and upon demand, the Option Proceeds (as defined below) resulting from any sale or other disposition (including to the Corporation) of Shares issued or issuable upon exercise of a Stock Option or SAR if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “Option Proceeds” means, with respect to any sale or other disposition (including to the Corporation) of Shares issuable or issued upon exercise of a Stock Option or SAR, an amount determined appropriate by the Committee to reflect the effect of the restatement, up to the amount equal to the number of Shares sold or disposed of multiplied by the difference between the market value per Share at the time of such sale or disposition and the exercise price. The return of Option Proceeds is in addition to and separate from any other relief available to the Corporation due to the executive officer’s Contributing Misconduct. Any determination by the Committee or an Authorized Officer with respect to the foregoing shall be final, conclusive and binding on all interested parties. For any Participant who is an executive officer, the determination of the Committee or of the Authorized Officer shall be subject to the approval of the Board of Directors.
(vi)Conditions and Restrictions Upon Securities Subject to Stock Options or SARs. Subject to the express provisions of the Plan, the Committee may provide that the Shares issued upon exercise of a Stock Option or SAR shall be subject to such further conditions or agreements as the Committee in its discretion may specify prior to the exercise of such Stock Option or SAR, including, without limitation, conditions on vesting or transferability, forfeiture or repurchase provisions. The obligation to make payments with respect to SARs may be satisfied through cash payments or the delivery of Shares, or a combination thereof as the Committee shall determine.
(vii)Other Terms and Conditions. Stock Options and SARs may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Committee shall deem appropriate.
(viii)ISOs. Stock Options intending to qualify as ISOs may only be granted to employees of the Corporation within the meaning of the Code, as determined by the Committee. No ISO shall be granted to any person if immediately after the grant of such Award, such person would own stock, including stock subject to outstanding Awards held by him or her under the Plan or any other plan established by the Corporation, amounting to more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Corporation. To the extent that the Option Agreement specifies that a Stock Option is intended to be treated as an ISO, the Stock Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Corporation that the Stock Option is or will be determined to qualify as an ISO. If and to the extent that any Shares are issued under a portion of any Stock Option that exceeds the $100,000 limitation of Section 422 of the Code, such Shares shall not be treated as issued under an ISO notwithstanding any designation otherwise. Certain decisions, amendments, interpretations and actions by the Committee and certain actions by a Participant may cause a Stock Option to cease to qualify as an ISO pursuant to the Code and by accepting a Stock Option the Participant agrees in advance to such disqualifying action.
(b)Grant, Terms and Conditions of Restricted Stock and Restricted Stock Units
The Committee may grant Restricted Stock or Restricted Stock Units at any time and from time to time prior to the expiration of the Plan to eligible employee and Consultant Participants selected by the Committee. A Participant shall have rights as a stockholder with respect to any Shares subject to a Restricted Stock Award hereunder only to the extent specified in this Plan or the Restricted Stock Agreement evidencing such Award. Awards of Restricted Stock or Restricted Stock Units shall be evidenced only by such agreements, notices and/or terms or conditions documented in such form (including by electronic communications) as may be approved by the Committee. Awards of Restricted Stock or Restricted Stock Units granted pursuant to the Plan need not be identical but each must contain or be subject to the following terms and conditions:
(i)Terms and Conditions. Each Restricted Stock Agreement and each Restricted Stock Unit Agreement shall contain provisions regarding (a) the number of Shares subject to such Award or a formula for determining such, (b) the purchase price of the Shares, if any, and the means of payment for the Shares, (c) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (d) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be

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determined from time to time by the Committee, (e) restrictions on the transferability of the Shares and (f) such further terms and conditions as may be determined from time to time by the Committee, in each case not inconsistent with this Plan.
(ii)Sale Price. Subject to the requirements of applicable law, the Committee shall determine the price, if any, at which Shares of Restricted Stock or Restricted Stock Units shall be sold or awarded to a Participant, which may vary from time to time and among Participants and which may be below the market value of such Shares at the date of grant or issuance.
(iii)Share Vesting. The grant, issuance, retention and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards shall be at such time and in such installments as determined by the Committee or under criteria established by the Committee. The Committee shall have the right to make the timing of the grant and/or the issuance, ability to retain and/or vesting of Shares under Restricted Stock or Restricted Stock Unit Awards subject to continued service, passage of time and/or such performance criteria and level of achievement versus these criteria as deemed appropriate by the Committee, which criteria may be based on financial performance and/or personal performance evaluations. No condition that is based on performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one year.
(iv)Termination of Employment or Service. The Restricted Stock or Restricted Stock Unit Agreement may provide for the forfeiture or cancellation of the Restricted Stock or Restricted Stock Unit Award, in whole or in part, in the event of the termination of employment or service of the Participant to whom it was granted.
(v)Restricted Stock Units. Except to the extent this Plan or the Committee specifies otherwise, Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation and do not confer any of the rights of a stockholder until Shares are issued thereunder. Settlement of Restricted Stock Units upon expiration of the deferral or vesting period shall be made in Shares or otherwise as determined by the Committee. Dividends or dividend equivalent rights shall be payable in cash or in additional shares with respect to Restricted Stock Units only to the extent specifically provided for by the Committee and subject to the limitations of Section 10(c). Until a Restricted Stock Unit is settled, the number of Shares represented by a Restricted Stock Unit shall be subject to adjustment pursuant to Section 11. Any Restricted Stock Units that are settled after the Participant’s death shall be distributed to the Participant’s designated beneficiary(ies) or, if none was designated, the Participant’s estate.
(vi)Suspension or Termination of Restricted Stock and Restricted Stock Units. If at any time an Authorized Officer reasonably believes that a Participant, other than an Outside Director, has committed an act of misconduct as described in this Section, the Authorized Officer may suspend the vesting of Shares under the Participant’s Restricted Stock or Restricted Stock Unit Awards pending a determination of whether an act of misconduct has been committed. If the Committee or an Authorized Officer determines a Participant, other than an Outside Director, has committed an act of embezzlement, fraud, dishonesty, nonpayment of any obligation owed to Intel, breach of fiduciary duty or deliberate disregard of Corporation rules resulting in loss, damage or injury to the Corporation, or if a Participant makes an unauthorized disclosure of any Corporation trade secret or confidential information, engages in any conduct constituting unfair competition, induces any customer to breach a contract with the Corporation or induces any principal for whom Intel acts as agent to terminate such agency relationship, the Participant’s Restricted Stock or Restricted Stock Unit Agreement shall be forfeited and cancelled. In addition, for any Participant who is designated as an “executive officer” by the Board of Directors, if the Committee determines that the Participant engaged in an act of embezzlement, fraud or breach of fiduciary duty during the Participant’s employment that contributed to an obligation to restate the Corporation’s financial statements (“Contributing Misconduct”), the Participant shall be required to repay to the Corporation, in cash and upon demand, the Restricted Stock Proceeds (as defined below) resulting from any sale or other disposition (including to the Corporation) of Shares issued or issuable upon the vesting of Restricted Stock or a Restricted Stock Unit if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated. The term “Restricted Stock Proceeds” means, with respect to any sale or other disposition (including to the Corporation) of Shares issued or issuable upon vesting of Restricted Stock or a Restricted Stock Unit, an amount determined appropriate by the Committee to reflect the effect of the restatement, up to the amount equal to the market value per Share at the time of such sale or other disposition multiplied by the number of Shares or units sold or disposed of. The return of Restricted Stock Proceeds is in addition to and separate from any other relief available to the Corporation due to the executive officer’s Contributing Misconduct. Any determination by the Committee or an Authorized Officer with respect to the foregoing shall be final, conclusive and binding on all interested parties. For any Participant who is an executive officer, the determination of the Committee or of the Authorized Officer shall be subject to the approval of the Board of Directors.

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9.OUTSIDE DIRECTOR AWARDS
The number of Awards granted to each Outside Director in a fiscal year of the Corporation (“Outside Director Awards”) is limited, so that the grant date fair value of all Outside Director Awards granted by the Board of Directors combined with all cash-based compensation earned in the same fiscal year, may not exceed $1,250,000. Notwithstanding anything to the contrary in this Plan, the foregoing limitation shall be subject to adjustment under Section 11. The number of Shares subject to each Outside Director Award, or the formula pursuant to which such number shall be determined, the type or types of Awards included in the Outside Director Awards, the date of grant and the vesting, expiration and other terms applicable to such Outside Director Awards shall be specified from time to time by the Board of Directors, subject to the terms of this Plan, including the terms specified in Section 8. If the Board of Directors reasonably believes that an Outside Director has committed an act of misconduct as specified in Section 8(a)(v) or 8(b)(vi), the Board of Directors may suspend the Outside Director’s right to exercise any Stock Option or SAR and/or the vesting of any Restricted Stock or Restricted Stock Unit Award pending a determination of whether an act of misconduct has been committed. If the Board of Directors determines that an Outside Director has committed an act of misconduct, neither the Outside Director nor his or her estate shall be entitled to exercise any Stock Option or SAR whatsoever and shall forfeit any unvested Restricted Stock or Restricted Stock Unit Award.
10.OTHER PROVISIONS APPLICABLE TO AWARDS
(a)Transferability. Unless the agreement or other document evidencing an Award (or an amendment thereto authorized by the Committee) expressly states that the Award is transferable as provided hereunder, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner, other than by will or the laws of descent and distribution. The Committee may grant an Award or amend an outstanding Award to provide that the Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to any “family member” as such term is defined in Section 1(a)(5) of the General Instructions to Form S-8 under the Securities Act of 1933, as such may be amended from time to time, and (b) in any transfer described in clause (ii) of Section 1(a)(5) of the General Instructions to Form S-8 under the 1933 Act as amended from time to time, provided that following any such transfer or assignment the Award will remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and as a condition to such transfer the transferee shall execute an agreement agreeing to be bound by such terms; provided further, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance that does not qualify under this Section 10(a) shall be void and unenforceable against the Corporation.
(b)Performance Criteria. For purposes of this Plan, the term “Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, on a U.S. generally accepted accounting principles (“GAAP”) or non-GAAP basis, in each case as specified by the Committee in the Award: (a) cash flow, (b) earnings per share, (c) earnings before one or more of interest, taxes, depreciation and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) gross margin, operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment share, (q) product release schedules, (r) new product innovation, (s) product cost reduction through advanced technology, (t) brand recognition/acceptance, (u) product ship targets, or (v) customer satisfaction. The Committee may appropriately adjust any evaluation of performance under a Performance Criteria to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) any infrequently occurring or other unusual items, either under applicable accounting provisions or described in management’s discussion and analysis of financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year, and (vi) any other events as the Committee shall deem appropriate, if such adjustment is timely approved in connection with the establishment of Performance Criteria. Notwithstanding satisfaction of any completion of any Performance Criteria, to the extent specified at the time of grant of an Award, the number of Shares, Stock Options, SARs, Restricted Stock Units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.
(c)Dividends. Unless otherwise provided by the Committee, no adjustment shall be made in Shares issuable under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Award. The Committee shall specify whether dividends or dividend equivalent amounts shall be credited

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and/or payable to any Participant with respect to the Shares subject to any Award; provided, however, that in no event will dividends or dividend equivalents be credited or payable in respect of Stock Options or SARs. Notwithstanding the foregoing, dividends or dividend equivalents credited/payable in connection with an Award that is not yet vested shall be subject to the same restrictions and risk of forfeiture as the underlying Award and shall not be paid until the underlying Award vests.
(d)Documents Evidencing Awards. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
(e)Additional Restrictions on Awards. Either at the time an Award is granted or by subsequent action, the Committee may, but need not, impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by a Participant of any Shares issued under an Award, including without limitation (a) restrictions under an insider trading policy, (b) restrictions designed to delay and/or coordinate the timing and manner of sales by the Participant or Participants, and (c) restrictions as to the use of a specified brokerage firm for receipt, resales or other transfers of such Shares.
(f)Subsidiary Awards. In the case of a grant of an Award to any Participant employed by or providing services to a Subsidiary, such grant may, if the Committee so directs, be implemented by Intel issuing any subject Shares to the Subsidiary, for such lawful consideration as the Committee may determine, upon the condition or understanding that the Subsidiary will transfer the Shares to the Participant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. Notwithstanding any other provision hereof, such Award may be issued by and in the name of the Subsidiary and shall be deemed granted on such date as the Committee shall determine.
(g)Compensation Recovery. This provision applies to any policy adopted by any exchange on which the securities of the Corporation are listed pursuant to Section 10D of the Exchange Act. To the extent any such policy requires the repayment of incentive-based compensation received by a Participant, whether paid pursuant to an Award granted under this Plan or any other plan of incentive-based compensation maintained in the past or adopted in the future by the Corporation, by accepting an Award under this Plan, the Participant agrees to the repayment of such amounts to the extent required by such policy and applicable law.
11.ADJUSTMENT OF AND CHANGES IN THE COMMON STOCK
(a)The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Corporation or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Corporation of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Stock Options or other Awards theretofore granted or the purchase price per Share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.
(b)If the outstanding Shares or other securities of the Corporation, or both, for which the Award is then exercisable or as to which the Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization or any similar equity restructuring transaction (as that term is used in Accounting Standards Codification 718) affecting the Shares or other securities of the Corporation, the Committee shall equitably adjust the number and kind of Shares or other securities that are subject to this Plan and to the limits under Sections 6 and 9 and that are subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of Shares or other securities subject to such Awards without changing the aggregate exercise or settlement price, if any.

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(c)No right to purchase fractional Shares shall result from any adjustment in Stock Options or SARs pursuant to this Section 11. In case of any such adjustment, the Shares subject to the Stock Option or SAR shall be rounded down to the nearest whole share.
(d)Any other provision hereof to the contrary notwithstanding (except Section 11(a)), in the event Intel is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by Intel (if Intel is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.
12.LISTING OR QUALIFICATION OF COMMON STOCK
In the event that the Committee determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Stock Option or SAR may not be exercised in whole or in part and a Restricted Stock or Restricted Stock Unit Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.
13.TERMINATION OR AMENDMENT OF THE PLAN
The Board of Directors may amend, alter or discontinue the Plan and the Board or the Committee may to the extent permitted by the Plan amend any agreement or other document evidencing an Award made under this Plan, provided, however, that the Corporation shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 11) required to be submitted for stockholder approval by Nasdaq or that otherwise would:
(a)Increase the maximum number of Shares for which Awards may be granted under this Plan;
(b)Reduce the price at which Stock Options may be granted below the price provided for in Section 8(a);
(c)Reduce the option price of outstanding Stock Options;
(d)Extend the term of this Plan;
(e)Change the class of persons eligible to be Participants; or
(f)Increase the limits in Section 6(b).
In addition, no such amendment or alteration shall be made which would impair the rights of any Participant, without such Participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Corporation, the Plan or the Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.
14.WITHHOLDING
To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise with respect to any Stock Option, SAR, Restricted Stock or Restricted Stock Unit Award, or any sale of Shares. The Corporation shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. To the extent permitted or required by the Committee, these obligations may or shall be satisfied by having the Corporation withhold a portion of the Shares of stock that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant.
15.GENERAL PROVISIONS
(a)No Right to Employment, Directorship, or Consultancy. Neither the Plan nor the grant of any Award nor any action by the Corporation, any Subsidiary or the Committee shall be held or construed to confer upon any person any right to continue to be an employee, Outside Director, or Consultant of the Corporation or a Subsidiary. The Corporation and each Subsidiary expressly reserve the right to discharge, without liability but subject to his or her rights under this Plan, any Participant whenever in the sole discretion of the Corporation or a Subsidiary, as the case may be, it may determine to do so.
(b)Governing Law. This Plan and any agreements or other documents hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in this Plan or in the agreement or other document evidencing any Award to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

2025 Proxy Statement	A-9

Appendix A: 2006 Equity Incentive Plan
(c)Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Corporation or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.
(d)Third Party Administrator. In connection with a Participant’s participation in the Plan, the Corporation may use the services of a third party administrator, including a brokerage firm administrator, and the Corporation may provide this administrator with personal information about a Participant, including a Participant’s name, social security number and address, as well as the details of each Award, and this administrator may provide information to the Corporation concerning the exercise of a Participant’s rights and account data as it relates to Awards under the Plan.
16.NON-EXCLUSIVITY OF PLAN
Neither the adoption of this Plan by the Board of Directors nor the submission of this Plan to the shareholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock or restricted stock units otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
17.COMPLIANCE WITH OTHER LAWS AND REGULATIONS
This Plan, the grant and exercise of Awards thereunder, and the obligation of the Corporation to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Corporation shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Corporation is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary or advisable for the lawful issuance and sale of any Shares hereunder, the Corporation shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Stock Option shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Stock Option is effective and current or the Corporation has determined that such registration is unnecessary.
18.LIABILITY OF CORPORATION
The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Stock Option or other Award granted hereunder.

A-10

Helpful Resources

Annual Meeting
Proxy and supplemental materials	www.proxyvote.com
Online voting for registered/beneficial holders	www.proxyvote.com
Webcast – live meeting or replay	www.virtualshareholdermeeting.com/Intel25
SEC website on proxy matters	www.sec.gov/spotlight/proxymatters
Electronic delivery of future proxy materials	www.proxyvote.com

Board of Directors
Director Information	newsroom.intel.com/board-of-directors
Board Committees	www.intc.com/board-and-governance/board-committees
Audit Committee Charter	www.intc.com/board-and-governance/governance-documents
Compensation Committee Charter	www.intc.com/board-and-governance/governance-documents
Governance Committee Charter	www.intc.com/board-and-governance/governance-documents
Contact the Board	www.intc.com/board-and-governance/contact-the-board

Financial Reporting
Annual report	www.intc.com/filings-report/annual-reports
Filings and reports	www.intc.com/filings-reports

Additional Company Information
Corporate website	www.intel.com/content/www/us/en/homepage.html
Management Team	www.intc.com/about-intel/management-team
Investor Relations	www.intc.com/
Corporate Social Responsibility	www.intel.com/responsibility

Governance Documents
Certificate of Incorporation	www.intc.com/board-and-governance/governance-documents
Bylaws	www.intc.com/board-and-governance/governance-documents
Intel Code of Conduct	www.intc.com/board-and-governance/governance-documents
Corporate Governance Guidelines	www.intc.com/board-and-governance/governance-documents
Stock Ownership Guidelines	www.intc.com/board-and-governance/governance-documents

Acronyms Used
5G	Fifth-generation telecommunication technology	IDM	Integrated device manufacturer, a semiconductor company that both designs and builds chips
AI	Artificial Intelligence
AI PC	PC able to support AI software	FPGA	Field-programmable gate array
CAGR	Compounded annual growth rate	PDK	Process design kit, as used to model a semiconductor fabrication process
CHIPS Act	The U.S. Creating Helpful Incentives to Produce Semiconductors Act, signed into law in 2022
		R&D	Research and development
CPU	Central processing unit	SEC	Securities and Exchange Commission
CSR	Corporate social responsibility	STEM	Science, technology, engineering, and mathematics
EPS	Earnings per share	TSR	Total stockholder return
GAAP	Generally Accepted Accounting Principles	xPU	A term for processors that are designed for one of four major computing architectures: CPU, GPU, AI accelerator, and FPGA
GPU	Graphics processing unit

Website references. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of this proxy statement.
Use of trademarks. Intel, the Intel logo, Intel Core and Altera are trademarks of Intel Corporation or its subsidiaries. Other names and brands may be claimed as the property of others.

This proxy statement utilizes paper certified to Forest Stewardship Council (FSC®) standards, which promote environmentally appropriate, socially beneficial, and economically viable management of the world’s forests, and is printed at a facility that uses exclusively vegetable based inks, runs on 100% renewable wind energy, and releases zero VOCs into the environment.

www.intc.com
News and information about Intel®, stock information, earnings and conference webcasts, annual reports, and corporate governance and historical financial information.

www.intel.com
News and information about Intel® products and technologies, customer support, careers, worldwide locations, corporate responsibility and sustainability, and more.

INTEL CORPORATION
ATTN: INVESTOR RELATIONS
2200 MISSION COLLEGE BLVD.
SANTA CLARA, CA 95054

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com*** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/Intel25***

You may attend the Annual Meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly and by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63158-P26714-Z89441

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTEL CORPORATION

A. Proposals—The Board of Directors recommends a vote FOR all the nominees listed on Proposal 1, and FOR Management Proposals 2, 3 and 4.

1. Election of 11 Directors

Nominees:	**For**	**Against**	**Abstain**
1a. James J. Goetz	☐	☐	☐
1b. Andrea J. Goldsmith	☐	☐	☐
1c. Alyssa H. Henry	☐	☐	☐
1d. Eric Meurice	☐	☐	☐
1e. Barbara G. Novick	☐	☐	☐
1f. Steve Sanghi	☐	☐	☐
1g. Gregory D. Smith	☐	☐	☐
1h. Stacy J. Smith	☐	☐	☐
1i. Lip-Bu Tan	☐	☐	☐
1j. Dion J. Weisler	☐	☐	☐
1k. Frank D. Yeary	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 5, 6, and 7.	**For**	**Against**	**Abstain**
5. Stockholder proposal requesting a report on an ethical impact assessment, if properly presented at the meeting.	☐	☐	☐
6. Stockholder proposal requesting a report on charitable giving, if properly presented at the meeting.	☐	☐	☐
7. Stockholder proposal requesting shareholder right to act by written consent, if properly presented at the meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

B. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V63159-P26714-Z89441

Proxy – Intel Corporation

Notice of 2025 Annual Meeting

May 6, 2025, 9:00 a.m. Pacific Time

Via the Internet at *www.virtualshareholdermeeting.com/Intel25*

Proxy Solicited by the Board of Directors for the 2025 Annual Meeting - May 6, 2025

Frank D. Yeary, David Zinsner, Michelle Johnston Holthaus, April Miller Boise, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Intel Corporation to be held on May 6, 2025 or at any postponement or adjournment thereof.

If this proxy is properly executed, shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR all the nominees listed on Proposal 1, FOR Proposals 2, 3 and 4, and AGAINST Proposals 5, 6, and 7.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

(Proposals to be voted appear on reverse side.)